Exhibit 10.1

REVOLVING CREDIT AND SECURITY AGREEMENT

AMONG

SILVERGATE BANK

(AS LENDER)

AND

MARATHON DIGITAL HOLDINGS, INC.

(AS BORROWER)

July 28, 2022

REVOLVING CREDIT AND SECURITY AGREEMENT

This Revolving Credit and Security Agreement is dated as of July 28, 2022 among Marathon Digital Holdings, Inc., a Nevada corporation (the "Borrower") and SILVERGATE BANK, a California-chartered commercial bank ("Lender").

IN CONSIDERATION of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

I. DEFINITIONS.

1.1. Accounting Terms. As used in this Agreement, the Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined shall have the respective meanings given to them under GAAP.

1.2. General Terms. For purposes of this Agreement the following terms shall have the following meanings:

"Account" shall mean, collectively, any deposit accounts maintained by Borrower with Lender.

"Account Control Agreement" shall mean that certain Account Control Agreement, dated on or about the date hereof, between Borrower, Lender and Custodian, as the same may be amended, modified, extended, restated, replaced, or supplemented from time to time, including, without limitation, with a successor Custodian.

"Advance Date" shall mean the date on which an Advance is made by Lender.

"Advance Rate" shall mean sixty-five percent (65%).

"Advances" shall mean advances under the Revolving Commitment.

"Affiliate" of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director, manager, member, managing member, general partner or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise.

"Agreement" shall mean this Revolving Credit and Security Agreement, as the same may be amended, amended and restated, replaced and restated, extended, supplemented and/or otherwise modified from time to time.

"Anti-Terrorism Laws" shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

"Applicable Law" shall mean all Laws applicable to the Person, conduct, transaction, covenant, Loan Document or contract in question, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations, treaties, directives and orders of any Governmental Body, and all orders, judgments and decrees of all courts and arbitrators.

"Applicable Margin" shall mean, as of any date of determination: (a) one and one-quarter percent (1.25%) for any days during an Interest Period the LTV Ratio is less than forty (40%), (b) two percent (2.00%) for any days during an Interest Period the LTV Ratio is greater than or equal to 40% and less than fifty-five percent (55%), and (c) two and three-quarter percent (2.75%) for any days during an Interest Period the LTV Ratio is greater than or equal to fifty-five percent (55%).

"Approved Electronic Communication" shall mean each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, E-Fax, or any other equivalent electronic service agreed to by Lender, whether owned, operated or hosted by Lender, that any party is obligated to, or otherwise chooses to, provide to Lender pursuant to this Agreement or any Loan Document, including any financial statement, financial and other report, notice, request, certificate and other information material; provided that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that Lender specifically instructs a Person to deliver in physical form.

"Availability Period" means the time period during which Borrower is entitled to request Advances.

"Base Rate" is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the "prime rate" then in effect; provided that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Lender, the "Prime Rate" shall mean the rate of interest per annum announced by Lender as its prime rate in effect at its principal office in the State of California (such Lender announced Prime Rate not being intended to be the lowest rate of interest charged by Lender in connection with extensions of credit to debtors).

"Beneficial Owner" shall mean, for Borrower, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of such Borrower's Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct such Borrower.

"Bitcoin" means a digital commodity (or "digital asset") based on the decentralized, open source protocol of the peer-to-peer Bitcoin computer network. By common convention, Bitcoin with a capital "B" typically refers to the Bitcoin Network as a whole, whereas bitcoin with a lowercase "b" refers to the digital asset native to the Bitcoin Network. For purposes of Article IV

of this Agreement, the term bitcoin shall be deemed to include Forked Assets, which will be considered proceeds of the original bitcoin for which they share a common public address.

"Bitcoin Network" means the peer-to-peer Bitcoin computer network;

"Blockchain" means the public transaction ledger of the Bitcoin Network;

"Borrower" shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons.

"Borrowing Base" means, as of any date of determination, the value in Dollars of bitcoin held in the Collateral Account, in each case as reasonably determined by Lender as of 1:00 p.m. Pacific Time ("PT") on the Business Day of valuation ("Valuation Time") under the Valuation Method. In the absence of fraud or manifest error, any valuations prepared by Custodian and approved by Lender shall be deemed reasonable for purposes of this paragraph. In determining the Borrowing Base, Lender may exclude from the calculation of the Borrowing Base any bitcoin or other assets that Lender reasonably determines creates an unreasonable risk relating to OFAC, BSA/AML compliance or similar matters based on Lender's blockchain analytics analysis and other diligence.

"Business Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by Law to be closed for business in California.

"Certificate of Beneficial Ownership" shall mean, for Borrower, a certificate in form and substance acceptable to Lender (as amended or modified by Lender from time to time in its reasonable discretion), certifying, among other things, the Beneficial Owner of Borrower.

"Change in Law" shall mean the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Applicable Law; (b) any change in any Applicable Law or in the administration, implementation, interpretation or application thereof by any Governmental Body; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Applicable Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.

"Change of Control" shall mean: (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of Borrower to a Person; (b) any merger, consolidation or sale of substantially all of the property or assets of Borrower; or (c) removal of Fred Thiel as an officer and director of the Borrower. For purposes of this definition, "control of Borrower" shall mean the power, direct or indirect, in a single transaction, not involving a public

offering(x) to vote more than fifty percent (50%) of the Equity Interests having ordinary voting power for the election of directors (or the individuals performing similar functions) of Borrower or (y) to direct or cause all or substantially all of the direction of the management and policies of Borrower by contract or otherwise.

"Closing Date" shall mean the date on which the conditions precedent set forth in Section 8.1 shall be satisfied or waived, in accordance with the terms hereof or such other date as may be agreed to in writing by the parties hereto.

"Code" shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

"Collateral" shall mean and include all of Borrower's rights, title and interest, in and to any assets, including bitcoin, deposited, or required to be deposited, in the Collateral Account, together with all security entitlements (as such term is defined in Article 8 of the Uniform Commercial Code as adopted in the State of New York), in and to any assets, including bitcoin, held in the Collateral Account, together with all substitutions, replacements and proceeds arising out of any of the foregoing.

"Collateral Account" means the account in the name of the Borrower established to hold bitcoin collateral pledged by Borrower to the Lender, as security for the Indebtedness owed by Borrower to Lender, and made subject to the Account Control Agreement.

"Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Bodies and other third parties, domestic or foreign, necessary to carry on Borrower's business or necessary (including to avoid a conflict or breach under any agreement, instrument, other document, license, permit or other authorization) for the execution, delivery or performance of this Agreement, or the Loan Documents, including any Consents required under all applicable federal, state or other Applicable Law.

"Controlled Group" shall mean, at any time, Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with Borrower, are treated as a single employer under Section 414 of the Code or 29 U.S.C. 1301(b)(1).

"Covered Entity" shall mean (a) Borrower, each of Borrower's Subsidiaries, all Guarantors and all pledgors of Collateral and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise.

"Custodian" shall mean NYDIG Trust Company LLC, or such other successor custodian that Lender may approve from time to time, which approval may be granted or withheld in Lender's reasonable discretion.

"Default" shall mean an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default.

"Dollar" and the sign "$" shall mean lawful money of the United States of America.

"Effective Date" means the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement.

"Eligible Contract Participant" has the meaning ascribed to such term under Section 1(a)(12) of the Commodity Exchange Act, as amended and which may further be amended from time to time, including as amended by the Commodity Futures Modernization Act of 2000.

"Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time and the rules and regulations promulgated thereunder.

"Event of Default" shall have the meaning set forth in Article X hereof.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Floor Rate" shall mean, as of any date of determination: (a) five and one-quarter percent (5.25%) for any days during an Interest Period the LTV Ratio is less than forty percent (40%), (b) six percent (6.00%) for any days during an Interest Period the LTV Ratio is greater than or equal to forty percent (40%) and less than fifty-five percent (55%), and (c) six and three-quarter percent (6.75%) for any days during an Interest Period the LTV Ratio is greater than or equal to fifty-five percent (55%).

"Forked Assets" shall mean digital assets that result from any Hard Fork occurring after the Effective Date.

"GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

"Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or

the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

"Hard Fork" means a substantial software modification to the Blockchain which results in two or more competing and incompatible Blockchain implementations, one running the pre-modification software program and the other running the modified version (i.e., a second "Bitcoin network").

"Indebtedness" shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities for borrowed money (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person. For the avoidance of doubt, the issuance of commercial letters of credit and the financing of mining equipment shall both be considered obligations in the Ordinary Course of Business.

"Indemnified Taxes" shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Body, including any interest, additions to tax or penalties applicable thereto.

"Insolvency Event" shall mean, with respect to any Person, including without limitation any Lender, such Person or such Person's direct or indirect parent company (a) becomes the subject of a bankruptcy or insolvency proceeding (including any proceeding under Title 11 of the United States Code), or regulatory restrictions, , or (b) has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, or (c) admits in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business.

"Interest Payment Date" shall mean the first day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing on the first day of the first full calendar month after the initial Advance Date; provided that the final Interest Payment Date shall be the Maturity Date.

"Interest Period" shall mean, with respect to any Interest Payment Date, the period of time from and including the first day of the month of the immediately preceding Interest Payment Date through the last day of such month; provided that the Interest Period for the initial Interest Payment Date shall be the period from and including the initial Advance Date to, and including, the last day of the month of the Advance Date, and the final Interest Period shall end on the Maturity Date.

"Interest Rate" means a per annum rate equal to the greater of (i) the Base Rate *plus* the Applicable Margin or (ii) the Floor Rate.

"Law(s)" shall mean any law(s) (including common law and equitable principles), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, code, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval,

lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.

"Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any Collateral of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

"Loan" shall mean the extension of credit made pursuant to this Agreement.

"Loan Documents" shall mean, collectively, this Agreement, the Account Control Agreement, the Note and any and all other documents, instruments and agreements made by Borrower in favor of Lender in connection with the Loan, as the same may be hereafter amended, modified or supplemented from time to time.

"Loan Party" shall mean, at each relevant time of determination, (a) Borrower, and (b) any other Person that is now or hereafter becomes a party to this Agreement as a "Borrower" or as a "Guarantor"; and "Loan Parties" shall mean collectively all such Persons.

"LTV Ratio" means, as of any date of determination, the quotient expressed as a percentage of (x) the outstanding Advances *divided by* (y) the Borrowing Base.

"Material Adverse Effect" shall mean (a) a material adverse effect upon, the operations, business, assets or financial condition of Borrower, including, without limitation, any material disruption of the Bitcoin Network and/or the marketplaces where bitcoin is exchanged for U.S. Dollars; (b) a material impairment of the ability of Borrower to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity and/or enforceability of this Agreement or any of the Loan Documents; in each case, when taken as a whole, as determined by Lender in its commercially reasonable discretion.

"Maturity Date" means the earlier to occur of (a) the last day of the Term (as defined in Section 13.1 below), and (b) the date on which this Loan becomes due in accordance with Article XI of this Agreement.

"Maximum Rate" means, on any day, the highest rate of interest (if any) permitted by applicable law on such day.

"Note" shall have the meaning given to that term in Section 2.1, as amended, restated, extended, supplemented or otherwise modified from time to time.

"Obligations" shall mean and include any and all loans (including without limitation, all Advances), advances, debts, liabilities, obligations, covenants and duties owing by Borrower or any Subsidiary of Borrower under this Agreement or any Loan Document (and any amendments, extensions, renewals or increases thereto), to Lender (or to any other direct or indirect subsidiary

or affiliate of Lender) of any kind or nature, present or future (including any interest or other amounts accruing thereon, any fees accruing under or in connection therewith, any costs and expenses of any Person payable by Borrower and any indemnification obligations payable by Borrower arising or payable after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Borrower, whether or not a claim for post-filing or post-petition interest, fees or other amounts is allowable or allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise including all costs and expenses of Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all material obligations of Borrower to Lender to perform acts or refrain from taking any action.

"Ordinary Course of Business" shall mean, with respect to Borrower, the ordinary course of such Borrower's business as conducted on the Closing Date and reasonable extensions thereof.

"Organizational Documents" shall mean, with respect to any Person, any charter, articles or certificate of incorporation, certificate of organization, registration or formation, certificate of partnership or limited partnership, bylaws, operating agreement, limited liability company agreement, or partnership agreement of such Person and any and all other applicable documents relating to such Person's formation, organization or entity governance matters (including any shareholders' or equity holders' agreement or voting trust agreement) and specifically includes, without limitation, any certificates of designation for preferred stock or other forms of preferred equity.

"Other Taxes" shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any Loan Document.

"Participant" shall mean each Person who shall be granted the right by any Lender to participate in any of the Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

"Payment Office" shall mean such office of Lender or account instructions, which Lender designates to receive payments from Borrower of amounts due under this Agreement.

"PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

"Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, limited liability partnership, institution, public benefit corporation, joint venture, entity or Governmental Body (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

"Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA maintained by Borrower or any member of the Controlled Group or to which Borrower or any member of the Controlled Group is required to contribute.

"Reportable Compliance Event" shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

"Revolving Advances" shall mean Advances made under the Note pursuant to this Agreement.

"Revolving Commitment" shall mean the obligation of Lender to make Revolving Advances, in an aggregate principal and/or face amount not to exceed $100,000,000.00.

"Sanctioned Country" shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.

"Sanctioned Person" shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

"Servicing and Custody Agreements" shall mean one or more agreements entered into by Lender and the Custodian relating to the Collateral.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Subsidiary" of any Person shall mean a corporation or other entity of whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

"Uniform Commercial Code" or "UCC" shall have the meaning set forth in Section 1.3 hereof.

"USA PATRIOT Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

"Valuation Method" shall mean the price of bitcoin at the specified Valuation Time using the XBX index ("Index") published on TradeBlock website available at https://tradeblock.com/markets/index/xbx ("Valuation Source"). If at any time the Index or Valuation Source becomes unavailable Lender may designate an alternate Index or Valuation

Source as determined by Lender in its reasonable discretion. Lender agrees to provide Borrower with prompt notice of any change in the Index or Valuation Source.

1.3. Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York from time to time (the "Uniform Commercial Code") shall have the meaning given therein unless otherwise defined herein. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

1.4. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which Lender is a party, including references to any of the Loan Documents, shall include any and all modifications, supplements or amendments thereto, any and all restatements or replacements thereof and any and all extensions or renewals thereof. Except as otherwise expressly provided for herein, all references herein to the time of day shall mean the time in San Diego, California. Whenever the words "including" or "include" shall be used, such words shall be understood to mean "including, without limitation" or "include, without limitation". A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing pursuant to this Agreement. Any Lien referred to in this Agreement or any of the Loan Documents as having been created in favor of Lender, any agreement entered into by Lender pursuant to this Agreement or any of the Loan Documents, any payment made by or to or funds received by Lender pursuant to or as contemplated by this Agreement or any of the Loan Documents, or any act taken or omitted to be taken by Lender, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of Lender. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder.

II. ADVANCES, PAYMENTS.

2.1. Revolving Advances. Subject to the terms and conditions set forth in this Agreement, Lender will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to the lesser of (x) the Revolving Commitment or (y) an amount equal to the product of (i) the Advance Rate multiplied by (ii) the Borrowing Base (the "Maximum Advance Amount"). Lender may determine the Borrowing Base at any Valuation Time, in its reasonable discretion, following its receipt of a Request for Advance (as defined below) in accordance with the Valuation Method. The Revolving Advances shall be evidenced by the Revolving Credit Note, of even date herewith, made by Borrower in favor of Lender (the "Note").

2.2. Procedures for Requesting Revolving Advances. To make a request for an Advance, the Borrower shall deliver to the Lender and Custodian two (2) Business Days prior to the proposed Advance Date, a request for advance in an amount not less than $500,000.00 in the form of Exhibit A hereto (a "Request for Advance"), and be limited to no more than one (1) draw per Business Day. Notwithstanding the foregoing, Lender and Custodian may, in their discretion, accept a Request for Advance with less than two (2) Business Days prior written notice. Lender shall be entitled to rely on any Request for Advance signed by the individual signing this Agreement on behalf of Borrower or otherwise designated by Borrower, in writing, as authorized to make requests for Advances. Upon the satisfaction or waiver of each of the conditions precedent set forth in Section 8.2, the Lender shall disburse such Advance to Borrower's deposit account with Lender. If Borrower requests that an Advance be deposited into another account of Borrower, Borrower shall deliver complete wire instructions for that account when it submits its Request for Advance, and Borrower shall be responsible for any wire transfer fees imposed by Lender in accordance with its fee schedule governing Borrower's bank transactions. Any wire requests and/or instructions submitted after 10:00 a.m. PT on the Advance Date may not be deposited until the next Business Day.

2.3. Manner and Repayment of Advances.

(a) The Revolving Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. Notwithstanding the foregoing, all Advances shall be subject to earlier repayment upon (x) acceleration upon the occurrence of an Event of Default under this Agreement or (y) termination of this Agreement.

(b) All payments of principal, interest and other amounts payable hereunder, or under any of the Loan Documents shall be made to Lender at the Payment Office not later than 3:00 p.m. PT on the due date therefor in Dollars in federal funds or other funds immediately available to Lender. Lender shall have the right to effectuate payment of any and all Obligations due and owing hereunder by charging Borrower's Account.

(c) Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest, fees and other amounts payable hereunder shall be made without deduction, setoff or counterclaim and shall be made to Lender, in each case on or prior to 3:00 p.m. PT, in Dollars and in immediately available funds.

2.4. Repayment of Excess Advances.

(a) If, on any day, the LTV Ratio is equal to or greater than seventy-five percent (75%) (a "Collateral Shortfall"), the Borrower shall have one (1) Business Day to cause the LTV Ratio to be less than or equal to sixty-five percent (65%). If the LTV Ratio is not less than or equal to sixty-five percent (65%) by 1 p.m. PST on the first (1st) Business Day after the occurrence of a Collateral Shortfall, an Event of Default shall be deemed to exist, in which case Lender shall be entitled to exercise any and all rights and remedies under Article XI and/or applicable law.

(b) If, on any day, the LTV Ratio is less than sixty-five percent (65%), the Borrower may, in its sole discretion, increase the LTV Ratio up to sixty-five percent (65%) by either (i) after giving at least two (2) Business Day's prior notice to the Lender, withdrawing bitcoin from the Collateral Account in accordance with Section 2.6 below, which after giving effect to such withdrawal would not increase the LTV Ratio to be greater than sixty-five percent (65%), and/or (ii) requesting additional Advances as set forth in Section 2.2.

2.5 Use of Proceeds. Borrower shall apply the proceeds of Advances to (i) provide financing for capital expenditures and general corporate expenses related to the Borrower's bitcoin mining business (collectively, the "Transactions"), and (ii) pay fees and expenses relating to the Transactions.

2.6 Return of Excess Collateral. From time to time, Borrower may have more Collateral in the Account than is required by Section 2.4(b) based on the then current valuation of the Collateral (as determined by Lender) and the then principal amount of all outstanding Advances (such excess Collateral, the "Excess Collateral"). Borrower may, but not more frequently than once per Business Day and limited to no more than two (2) requests per work week (i.e. Monday through Friday), request a return of some or all of the Excess Collateral. Requests for a return of Excess Collateral must be in writing (which may be delivered by email) and be for a minimum amount of at least $1,000,000.00 (or equivalent amount of BTC). Borrower shall deliver written requests to the Custodian. Lender shall use commercially reasonable efforts to authorize the Custodian to process such requests within two (2) Business Days after Lender's receipt of the request. In no event shall Borrower be entitled to a return of any Collateral, if, after giving effect to the return of that Collateral, the principal amount of outstanding Advances (together with any accrued but unpaid interest and any other amounts owed to Lender) would exceed the Maximum Advance Amount.

III. INTEREST AND FEES.

3.1. Interest. Subject to the last sentence of this paragraph, the Obligations shall bear interest at the Interest Rate. Interest on Advances shall be payable in arrears on each Interest Payment Date; provided that all accrued and unpaid interest shall be due and payable at the end of the Term. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of Lender, or in the case of any Event of Default under Article X, immediately and automatically upon the occurrence of any such Event of Default without the requirement of any affirmative action by any party, the Obligations shall bear interest at the lesser of: (a) the Interest Rate, plus six percent (6%); or (b) the Maximum Rate (the "Default Rate").

3.2. Origination Fee. Borrower shall pay to Lender an origination fee of $350,000.00, being paid upon the execution of this Agreement. In addition, to the extent the Term of this facility

has been extended pursuant to Section 13.1, on the first Business Day immediately preceding the date that is twelve (12) months after the Effective Date, and on that date each year thereafter until the Loan is repaid in full and the Revolving Commitment terminated, Borrower shall pay to Lender an annual fee in the amount of $350,000.00.

3.3. Unused Commitment Fee. Borrower shall pay to Lender a fee equal to one-quarter of one percent (1/4%) per annum (computed on the basis of a 360-day year, actual days elapsed) on the daily unused amount of the Revolving Commitment, which fee shall be calculated on a monthly basis by Lender and shall be due and payable by Borrower in arrears on the first day of each month, commencing on the first day of the first full calendar month after the Effective Date..

3.4. Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Interest Rate for the outstanding Advances during such extension.

3.5. Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under Applicable Law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under Applicable Law: (a) the interest rates hereunder will be reduced to the maximum rate permitted under Applicable Law; (b) such excess amount shall be first applied to any unpaid principal balance owed by Borrower; and (c) if the then remaining excess amount is greater than the previously unpaid principal balance, Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate. Notwithstanding anything to the contrary contained in this Agreement or in any Loan Document, all agreements which either now are or which shall become agreements among Loan Parties and Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under this Agreement or any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of Loan Parties and Lender. The foregoing provisions shall never be superseded or waived and shall control every other provision of this Agreement or any Loan Document and all agreements among Borrower and Lender, or their respective successors and assigns. If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Agreement than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to Lender by reason thereof shall be payable in accordance with Section 3.1 of this Agreement.

3.6. Increased Costs. In the event that any Applicable Law or any Change in Law or compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

(a) subject Lender to any tax of any kind whatsoever with respect to this Agreement, or change the basis of taxation of payments to Lender in respect;

(b) impose, modify or deem applicable any reserve, special deposit, assessment, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Lender, including pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

(c) impose on Lender any other condition, loss or expense (other than Taxes) affecting this Agreement or any Loan Document or any Advance made by Lender; and the result of any of the foregoing is to increase the cost to Lender of making, converting to, continuing, renewing or maintaining its Advances hereunder by an amount that Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount Lender deems to be material, then, in any case Borrower shall promptly pay Lender, upon its demand, such additional amount as will compensate Lender for such additional cost or such reduction, as the case may be; provided that the foregoing shall not apply to increased costs which are reflected in the Base Rate, as the case may be. Lender shall certify the amount of such additional cost or reduced amount to Borrower, and such certification shall be conclusive absent manifest error. For purposes of this Section 3.6, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any and all rules, regulations, orders, requests, guidelines, and directives adopted, promulgated or implemented in connection therewith are deemed to have been introduced and adopted after the date of this Agreement. Any such surcharge shall be limited to the direct increase in taxes or other fees caused thereby, and no convenience fee or other surcharges may be added by Lender.

3.7. Application of Payments. So long as no Event of Default then exists, all payments from Borrower received by Lender shall first be applied to accrued but unpaid interest; second, to the principal balance outstanding; and third, to any late charges and costs of collection. Upon the occurrence of an Event of Default, Lender may apply payments in such order and amounts as Lender elects, in its reasonable discretion.

3.8. Taxes.

(a) Any and all payments by or on account of any Obligations hereunder or under any Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if Borrower shall be required by Applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall timely pay the full amount deducted to the relevant Governmental Body in accordance with Applicable Law.

(b) Without limiting the provisions of Section 3.8(a) above, Borrower shall timely pay any Other Taxes to the relevant Governmental Body in accordance with Applicable Law.

(c) Borrower shall indemnify Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Borrower to a Governmental Body, Borrower shall deliver to Lender the original or a certified copy of a receipt issued by such Governmental Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Lender.

(e) If Lender determines, in its reasonable discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Borrower or with respect to which Borrower have paid additional amounts pursuant to this Section, it shall pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant Governmental Body with respect to such refund); provided that Borrower, upon the request of Lender, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Body) to Lender in the event Lender is required to repay such refund to such Governmental Body. This Section shall not be construed to require Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrower or any other Person.

IV. COLLATERAL: GENERAL TERMS.

4.1. <u>Security Interest in the Collateral</u>. To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby assigns, pledges and grants to Lender, a continuing security interest in and to and Lien on all of the Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located.

4.2. <u>Perfection of Security Interest</u>. Borrower shall take all action that may be necessary or commercially reasonably desirable, or that Lender may commercially reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Lender's security interest in and Lien on the Collateral or to enable Lender to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (a) immediately discharging all Liens on the Collateral other than Lender's security interest, (b) entering into custodial arrangements satisfactory to Lender, and (c) executing and delivering financing statements, control agreements, instruments of pledge, notices and assignments, in each case in form and substance satisfactory to

Lender, relating to the creation, validity, perfection, maintenance or continuation of Lender's security interest and Lien under the UCC or other Applicable Law. By its signature hereto, Borrower hereby authorizes Lender to file against such Borrower, one or more financing, continuation or amendment statements pursuant to the UCC in form and substance satisfactory to Lender, on the condition that the description of the collateral in any such statement only is limited to only the Collateral. Subject to any expense limitation set forth in Section 13.9 all charges, expenses and fees Lender may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations, or, at Lender's option, shall be paid by Borrower to Lender immediately upon demand.

4.3. Preservation of Collateral. Following the occurrence of a Default or Event of Default, in addition to the rights and remedies set forth in Section 11.1 hereof, Lender: (a) may at any time take such steps as Lender deems necessary to protect Lender's interest in and to preserve the Collateral, including the hiring of cyber and security consultants or implementing other security protection measures as Lender may deem appropriate; (b) may purchase or lease cold storage vaults to preserve the Collateral and to otherwise do all acts necessary to protect Lender's interests in the Collateral; and (c) may acquire one or more hardware wallets where Lender may store the private keys associated with all or part of the Collateral. Borrower shall cooperate fully with all of Lender's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Lender may direct. All of Lender's expenses of preserving the Collateral, including any expenses relating to the bonding or insuring of a custodian, shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations. Nothing contained in this Section 4.3 is intended to impose any burden or obligation on Lender to preserve or hold any portion of the Collateral, and Lender may immediately, with or without notice, liquidate some or all of the Collateral following an Event of Default.

4.4. Ownership and Location of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to Lender's security interest, Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of its respective Collateral to Lender; and the Collateral shall be free and clear of all Liens whatsoever.

4.5. Defense of Lender's Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Lender's interests in the Collateral shall continue in full force and effect. During such period Borrower shall not, without Lender's prior written consent, pledge, sell, assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way, any part of the Collateral. Borrower shall defend Lender's interests in the Collateral against any and all Persons whatsoever. At any time, following demand by Lender for payment of all Obligations during the continuance of an Event of Default, Lender shall have the right to take control of the Collateral in whatever manner stored, including hardware wallets, software wallets, whether encrypted or unencrypted, and all medium upon which the private keys associated with the Collateral are retrievable. In addition, with respect to all Collateral, Lender shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other Applicable Law.

4.6. Financing Statements. Except with respect to the financing statements filed by Lender, no financing statement covering any of the Collateral or any proceeds thereof is or will be on file in any public office.

4.7 Custodian.

(a) Lender shall have no liability to Borrower or other person for Custodian's failure to comply with any of its contractual obligations with respect to the Collateral or any other acts or omissions of Custodian, including, without limitation, any losses or damages arising out of the theft or misappropriation of the Collateral or claims that Custodian failed to properly safeguard the Collateral. Any diligence performed by Lender with respect to the qualifications and suitability of Custodian is solely for Lender's benefit. Lender makes no representations or statements about the Custodian's experience or qualifications to perform its obligations under the Collateral Covenants. Borrower is engaged in commercial activities involving virtual currency and digital assets, has significant experience buying, selling and storing virtual currency and other digital assets, including bitcoin, and has done its own evaluation and diligence concerning Custodian. By entering into this Agreement and accepting the Advances, Borrower represents and warrants to Lender that it has performed independent diligence on the Custodian and determined Custodian to be qualified to custody the Collateral. Borrower is under no obligation to enter into the transactions evidenced by this Agreement and does so only after making the determination in the immediately preceding sentence.

(b) In the event Borrower suffers any loss or damages as a result of Custodian's acts or omissions, including without limitation, any theft or misappropriation of the Collateral, Borrower shall look solely to Custodian for any such loss or damages. Borrower hereby waives and releases Lender from any and all claims, liabilities, damages, losses or otherwise caused by Custodian or Custodian's employees, agents or contractors, including, without limitation, any claims or causes of action based on the theory that Borrower sustained damages or losses as a result of Lender conditioning the making of the Loan on the requirement that a Lender-approved custodian control the Collateral during the term of the Loan.

(c) Without limiting the generality of the provisions in subparagraph (a) above, Borrower also acknowledges that it shall have no right to offset any amounts owed under this Agreement or any Loan Documents by any claims against Custodian, including, without limitation, claims arising out of the theft or misappropriation of any of the Collateral, it being understood that Borrower's obligations hereunder are absolute and irrespective of any such losses or claims.

(d) Borrower acknowledges that Lender may have entered into separate agreements with Custodian and/or one or more Affiliates of Custodian pursuant to which Lender compensates Custodian or Affiliates of Custodian, including, without limitation, for performing certain loan servicing functions with respect to the Collateral and/or the Loan. The obligations of the Custodian or the Affiliates of Custodian under those agreements to service certain aspects of the Loan and provide trade execution services are for the sole benefit of Lender and Borrower is not an intended third-party beneficiary under any such agreements.

(e) Lender shall not be liable to Borrower for any delays in the return of any Collateral to Borrower resulting from any delays caused by the Custodian or any other cause outside the

reasonable control of Lender, including, without limitation, any disruption of the bitcoin network or governmental directive preventing the lawful transfer of the Collateral to Borrower.

(f) Custodian shall constitute a "securities intermediary" as that term is defined in Article 8 of the Uniform Commercial Code of the State of New York ("**Article 8**"), or an agent thereof. Borrower and Lender acknowledge and agree that (i) the Collateral Account is considered a "securities account" under Article 8, and (iii) the Collateral in the Collateral Account shall be considered "financial assets" under Article 8. The treatment of Collateral as a financial asset under Article 8 does not determine the characterization or treatment of those assets under any other law or rule.

(g) Lender may from time to time require Borrower to establish the Collateral Account with a substitute Custodian (each, a "Replacement Custodian"). Upon Borrower's receipt of Lender's written request to establish a Collateral Account with a substitute Custodian, Borrower shall, within thirty (30) Business Days after receiving Lender's request, (i) cause such replacement Collateral Account to be established, (ii) transfer the Collateral to the replacement Collateral Account, and (iii) enter into, and cause the substitute Custodian to enter into, an account control agreement in form and substance acceptable to Lender. Borrower's failure to perform the foregoing obligations within that thirty (30) Business Days period shall entitle Lender to immediately (x) cause the liquidation of some or all of the Collateral and the application of the proceeds to repay all outstanding Advances, and/or (y) direct the Custodian to transfer some or all of the Collateral to another account under the exclusive control of the Lender, which other account may be maintained with another custodian or subject to self-custody (the actions in clauses (x) and (y), collectively, "Protective Measures". Notwithstanding anything to the contrary contained herein, in the event Lender determines a material adverse change has occurred with respect to the then current Custodian, Lender may immediately take such Protective Measures as Lender deems necessary or prudent, in its reasonable discretion, without any prior notice to, or consent from, Borrower. In the event Lender exercises any right to liquidate Collateral under this Section 4.7(g), Borrower shall remain liable for any remaining outstanding Advances after application of the proceeds from the liquidated Collateral and Lender shall have no obligation to make further Advances. Subject to Borrower's timely compliance with the foregoing provisions of this Section 4.7(g), in the event Lender previously caused the Collateral to be transferred to another custodian or to self-custody the Collateral, Borrower may thereafter request that Lender custody the Collateral with a substitute Custodian mutually acceptable to both Lender and Borrower. If, after thirty (30) days from the date Borrower provides such written request to Lender, Borrower and Lender are unable to agree upon a substitute Custodian, Borrower may, without any prepayment fees, repay the outstanding principal balance of the Loan, together with all accrued and unpaid interest and all other amounts due under the Loan Documents. Borrower acknowledges that the provisions of this Section 4.7 are not intended to condition the effectiveness of Lender's designation of a substitute Custodian on Borrower's consent or approval.

V. REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1. Authority. Borrower has full power, authority and legal right to enter into this Agreement and the Loan Documents to which it is a party and to perform all its respective

Obligations hereunder and thereunder. This Agreement and the Loan Documents to which it is a party have been duly executed and delivered by Borrower, and this Agreement and the Loan Documents to which it is a party constitute the legal, valid and binding obligation of such Borrower enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement and of the Loan Documents to which it is a party (a) are within such Borrower's corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Borrower's Organizational Documents or to the conduct of such Borrower's business or of any material contract or undertaking to which such Borrower is a party or by which such Borrower is bound, (b) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a material contract or any other Person, and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien upon any asset of such Borrower (other than the liens created hereunder in favor of Lender) under the provisions of any agreement, instrument, or other document to which such Borrower is a party or by which it or its property is a party or by which it may be bound.

5.2. Formation and Qualification. Borrower is duly incorporated or formed, as applicable, and in good standing under the laws of the state in which it is organized and is qualified to do business and is in good standing in the states where it conducts business which constitute all states in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect on such Borrower. Borrower has delivered to Lender true and complete copies of its Organizational Documents and will promptly notify Lender of any amendment or changes thereto.

5.3. Survival of Representations and Warranties. All representations and warranties of such Borrower contained in this Agreement and the Loan Documents to which it is a party shall be true at the time of such Borrower's execution of this Agreement and the Loan Documents to which it is a party, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

5.4. Tax Returns. Borrower has filed all federal, state and local tax returns, to the extent required, and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of Borrower is adequate for all years not closed by applicable statutes, and for its current fiscal year, and no Borrower has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

5.5. Financial Statements. The December 31, 2020, December 31, 2021 and year-to-date March 31, 2022 balance sheet of Borrower (the "Balance Sheet") furnished to Lender is accurate, complete and correct in all material respects and fairly reflects the financial condition of Borrower as of the Closing Date, and has been prepared in accordance with GAAP, consistently applied. The Balance Sheet has been certified as accurate, complete and correct in all material respects by the Chief Financial Officer of Borrower. All financial statements referred to in this

section 5.5, including the related schedules and notes thereto, have been prepared in accordance with GAAP, except as may be disclosed in such financial statements.

5.6. Entity Names. Except as disclosed to Lender, in writing, during the application process, Borrower has not been known by any other company or corporate name, as applicable, in the past five (5) years, nor has Borrower been the surviving corporation or company, as applicable, of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years.

5.7. Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance.

(a) (i) Borrower is, and after giving effect to the Loan, Borrower will be solvent, able to pay its debts as they mature, and has, and after giving effect to the Loan, will have capital sufficient to carry on its business and all businesses in which it is about to engage, (ii) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities, and (iii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

(b) Except as disclosed by Borrower to Lender in writing prior to the Closing Date, no Borrower has any pending or threatened litigation, arbitration, actions or proceedings. No Borrower has any outstanding Indebtedness other than the Obligations, except for (i) Indebtedness reflected on the Borrower's financial statements delivered to Lender, and (ii) Indebtedness incurred in the ordinary course of Borrower's business that is not secured by any lien, security interest other charge in or against the Collateral.

(c) Borrower is not in violation of any applicable statute, law, rule, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect, nor is Borrower in violation of any order of any court, Governmental Body or arbitration board or tribunal.

(d) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA in connection with the termination of a Plan, and each Plan maintained by the Borrower is in compliance with the presently applicable provisions of ERISA and the Code.

5.8. Licenses and Permits. Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law, rule or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could reasonably be expected to have a Material Adverse Effect.

5.9. Default of Indebtedness. No Borrower is in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such

instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

5.10. No Default. No Borrower is in default in the payment or performance of any of its contractual obligations and no Default or Event of Default has occurred.

5.11. Disclosure. No representation or warranty made by Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to such Borrower which such Borrower has not disclosed to Lender in writing with respect to the transactions contemplated by or this Agreement which could reasonably be expected to have a Material Adverse Effect.

5.12. Business and Property of Borrower. Upon and after the Closing Date, Borrower does not propose to engage in any business other than the business it currently operates as of the Effective Date, and activities incidental thereto or otherwise necessary to conduct the foregoing. On the Closing Date, Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of such Borrower.

5.13. Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to Lender for Borrower on or prior to the Closing Date, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the date hereof and as of the date any such update is delivered. The Borrower acknowledges and agrees that the Certificate of Beneficial Ownership is one of the Loan Documents.

5.14 Eligible Contract Participant. Borrower qualifies as an Eligible Contract Participant.

5.15 Intentionally omitted.

VI. AFFIRMATIVE COVENANTS.

Borrower shall, until payment in full of the Obligations and termination of this Agreement:

6.1. Compliance with Laws. Comply with all Applicable Laws with respect to the Collateral or any part thereof or to the operation of such Borrower's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect (except to the extent any separate provision of this Agreement shall expressly require compliance with any particular Applicable Law(s) pursuant to another standard). Borrower may, however, contest or dispute any Applicable Laws in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Lender to protect Lender's Lien on or security interest in the Collateral.

6.2. Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business according to good business practices; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations

governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect.

6.3. Books and Records. Keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs (including without limitation accruals for taxes), all in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrower.

6.4. Payment of Taxes. Pay, when due, all taxes, assessments and other charges lawfully levied or assessed upon such Borrower or any of the Collateral, including personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any tax by any Governmental Body is or may be imposed on or as a result of any transaction between Borrower and Lender which Lender may be required to withhold or pay or if any taxes, assessments, or other charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Lender's 's opinion, may possibly create a valid Lien on the Collateral, Lender may without notice to Borrower pay the taxes, assessments or other charges and Borrower hereby indemnifies and holds Lender harmless in respect thereof. The amount of any payment by Lender under this Section 6.4 shall be charged to Borrower' Account as an Advance and added to the Obligations and, until Borrower shall furnish Lender with an indemnity therefor (or supply Lender with evidence satisfactory to Lender that due provision for the payment thereof has been made), Lender may hold without interest any balance standing to Borrower' credit and Lender shall retain its security interest in and Lien on any and all Collateral held by Lender.

6.5. Financial Covenants.

(a) Adjusted Net Worth. Borrower shall maintain at all times an Adjusted Net Worth in an amount not less than $350,000,000.00. Lender shall determine compliance quarterly based on Borrower's consolidated financial statements filed with the United States Securities and Exchange Commission (SEC). As used herein, the term "Adjusted Net Worth" means for Borrower the excess of its total assets over its total liabilities, with consideration for bitcoin at fair market value based on the date of such financial statement.

(b) Minimum Liquidity. Borrower shall maintain minimum unrestricted and unencumbered cash of at least $25,000,000.00, which shall be verified quarterly based on consolidated financial statements filed with the SEC for the preceding quarter.

6.6. Insurance.

(a) (i) Borrower shall maintain, at a minimum, commercial general liability insurance in an amount satisfactory to Lender, and such other insurance coverages, as is customary in the case of companies engaged in businesses similar to Borrower, and having deductibles

consistent with customary practice. Borrower shall require the Custodian to maintain coverage that insures against the theft, or the accidental or intentional loss or destruction of, the private keys associated with the Collateral, subject to certain exclusions from coverage that are generally applicable to all digital assets in the custody of the Custodian (the "Required Digital Assets Coverage"). During the time in which the Collateral remains in the custody of the Custodian and the Custodian maintains the Required Digital Asset Coverage, Borrower is not required to maintain separate coverage for losses covered by the Required Digital Assets Coverage.

(b) With respect to any Required Digital Assets Coverage maintained by a Custodian, Borrower acknowledges that such coverages may not be sufficient to cover the entire loss in the event some or all of the Collateral is lost or stolen. Lender's acceptance of such insurance should not be considered as a representation, opinion or indication that the coverages provided by the Custodian are suitable for Borrower. In some cases, the amount of proceeds available on account of a loss may only be sufficient to repay the Advances and may not be sufficient to cover some or all of Borrower's equity in the Collateral. As such, Borrower should evaluate with its risk management personnel what insurance coverage it should maintain independent of those maintained by the Custodian.

6.7. Payment of Indebtedness . Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods) all its Indebtedness, except when the failure to do so would not reasonably be expected to have a Material Adverse Effect.

6.8. Standards of Financial Statements. Cause all financial statements referred to in Section 9.2 as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein and agreed to by such reporting accountants or officer, as applicable).

6.9. Execution of Supplemental Instruments. Execute and deliver to Lender from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Lender may request, in order that the full intent of this Agreement may be carried into effect.

6.10. Certificate of Beneficial Ownership and Other Additional Information. Provide to Lender: (i) confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to the Lender ; (ii) a new Certificate of Beneficial Ownership, in form and substance satisfactory to Lender when the individual(s) to be identified as a Beneficial Owner have changed; and (iii) such other information and documentation as may reasonably be requested by Lender from time to time for purposes of compliance by Lender with applicable laws (including without limitation the USA PATRIOT ACT and other "know your customer" and anti-money laundering rules and regulations), and any policy or procedure implemented by Lender or such Lender to comply therewith.

6.11 Operational Security. Borrower shall follow and maintain operational security best practices throughout the Term of the Loan, including, without limitation, ensuring that all communications initiated by Borrower to Lender and/or Custodian involving private or public keys

or other sensitive information are accomplished through secure means, such as encrypted email communication. Borrower shall employ adequate security measures to safeguard any passwords, personal identification numbers and other credentials that can be used to access information about the Loan, the Collateral and any deposits and/or withdrawals of digital assets involving the Loan.

VII. NEGATIVE COVENANTS.

Borrower shall not, until satisfaction in full of the Obligations and termination of this Agreement:

7.1. Sale of Collateral. Sell, lease, transfer or otherwise dispose of any Collateral in violation of this Agreement.

7.2. Creation of Liens. Create or suffer to exist any Lien or transfer upon or against any of the Collateral in violation of this Agreement.

7.3. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except (i) in the Ordinary Course of Business., and (ii) $747,500,000.00 principal amount of 1.0% Convertible Senior Notes due 2026 and any restructurings thereof.

7.4. Nature of Business. Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the Ordinary Course of Business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

7.5. Fiscal Year and Accounting Changes. Change its fiscal year end or make any change (a) in accounting treatment and reporting practices except as required by GAAP or (b) in tax reporting treatment except as required by law or with the prior consent of Lender, which will not be unreasonably withheld or delayed.

7.6. Pledge of Credit. Now or hereafter pledge Lender's credit on any purchases, commitments or contracts or for any purpose whatsoever or use any portion of any Advance in or for any business other than such Borrower's business operations as conducted on the Closing Date.

7.7. Compliance with ERISA. Cause, or permit any member of the Controlled Group to cause, a representation or warranty in Section 5.7(d) to cease to be true and correct.

VIII. CONDITIONS PRECEDENT.

8.1. Conditions to Initial Advances. The agreement of Lender to make the initial Advance requested to be made on the Closing Date is subject to the satisfaction, or waiver by Lender, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

(a) This Agreement. Lender shall have received this Agreement duly executed and delivered by an authorized officer of Borrower;

(b) Note. Lender shall have received the Note duly executed and delivered by an authorized officer of Borrower;

(c) Loan Documents. Lender shall have received each of the executed Loan Documents, as applicable, including, without limitation, the Account Control Agreement in form and substance satisfactory to Lender;

(d) Borrowing Base. Lender shall have received evidence from Custodian that the aggregate amount of Collateral in the Collateral Account is sufficient in value and amount, at or prior to closing, to support Advances in the amount requested by Borrower on the Closing Date;

(e) Net Worth and Liquidity. Lender shall have received satisfactory evidence that Borrower meets the Net Worth and Minimum Liquidity covenants;

(f) Filings, Registrations and Recordings. Each document (including any UCC financing statement) required by this Agreement, any related agreement or under law or reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Lender shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

(g) Secretary's Certificates, Authorizing Resolutions and Good Standings of Borrower. Lender shall have received a certificate of the Secretary or Assistant Secretary (or other equivalent officer, partner or manager) of Borrower in form and substance satisfactory to Lender dated as of the Closing Date which shall certify (i) copies of resolutions in form and substance reasonably satisfactory to Lender, of the board of directors (or other equivalent governing body, member or partner) of such Borrower authorizing (x) the execution, delivery and performance of this Agreement, the Notes and each Loan Document to which such Borrower is a party (including authorization of the incurrence of indebtedness and borrowing of Revolving Advances), and (y) the granting by such Borrower of the security interests in and liens upon the Collateral to secure all of the Obligations of Borrower (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Borrower authorized to execute this Agreement and the Loan Documents, (iii) copies of the Organizational Documents of such Borrower as in effect on such date, complete with all amendments thereto, and (iv) the good standing (or equivalent status) of such Borrower in its jurisdiction of organization and each applicable jurisdiction where the conduct of such Borrower's business activities or the ownership of its properties necessitates qualification, as evidenced by good standing certificate(s) (or the equivalent thereof issued by any applicable jurisdiction) dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each such jurisdiction;

(h) Legal Opinion. Lender shall have received in form and substance satisfactory to Lender, a legal opinion from Borrower's legal counsel as to good standing, due

authorization, enforceability as such other matters as customarily required for transaction in the nature of the Loan.

(i) No Litigation. No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against Borrower or against the officers or directors of Borrower (A) in connection with this Agreement, the Note, the Loan Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Lender, is deemed material or (B) which could, in the reasonable opinion of Lender, have a Material Adverse Effect; and no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business or inconsistent with the due consummation of the transactions contemplated by this Agreement shall have been issued by any Governmental Body;

(j) Fees. Lender shall have received all fees payable to Lender on or prior to the Closing Date hereunder, including pursuant to Article III hereof;

(k) Insurance. Subject to the provisions of Section 6.6(a), Lender shall have received in form and substance satisfactory to Lender, (i) evidence that adequate insurance required to be maintained under this Agreement is in full force and effect, (ii) insurance certificates issued by Borrower's insurance broker containing such information regarding Borrower's insurance policies as Lender shall request.

(l) Request for Advance. A properly completed Request for Advance; and

(m) Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and its counsel.

8.2. Conditions to Each Advance. The agreement of Lender to make any Advance requested to be made on any date (including the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

(a) Representations and Warranties. Each of the representations and warranties made by Borrower in or pursuant to this Agreement, the Loan Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, the Loan Documents or any related agreement shall be true and correct in all respects on and as of such date as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date);

(b) Request for Advance. A properly completed Request for Advance;

(c) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; provided, however that Lender, in its sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

(d) Maximum Advances. After giving effect to the requested Advance, the aggregate amount of Advances shall not exceed the Maximum Advance Amount.

Each request for an Advance by Borrower hereunder shall constitute a representation and warranty by Borrower as of the date of such Advance that the conditions contained in this Section shall have been satisfied.

IX. INFORMATION AS TO BORROWER.

Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

9.1. Disclosure of Material Matters. Immediately upon learning thereof, report to Lender all matters materially affecting the value, enforceability or collectability of any portion of the Collateral, or any Lien other than Lender's security interest, placed upon or asserted against Borrower or any Collateral.

9.2. Financial Statements. Borrower shall, in accordance with Section 13 or 15(d) of the Securities and Exchange Act of 1934, file with the SEC: (a) an annual financial report on Form 10-K within ninety (90) days after the end of each of its fiscal years, and (b) quarterly financial reports on Form 10-Q forty-five (45) days after the end of each of its first three fiscal quarters, each of the preceding dates a "Reporting Due Date." The Borrower's Reporting Due Date for any Form 10-K or Form 10-Q may be extended for only such time as permitted by the SEC if the Borrower shall file with the SEC an accurate and complete SEC Form NT 10-K or NT 10-Q, as applicable, prior to each respective Reporting Due Date and provide a copy of such Form NT to Lender immediately after filing.

9.3. Intentionally Omitted.

9.4. Collateral Account Reports. At or prior to 1:00 p.m. PT each day during an Availability Period, the Borrower shall make available a report to the Lender that sets forth the total amount of bitcoin subject to the Collateral Account, in each case as of 1:00 p.m. PT on the immediately preceding day. Notwithstanding the foregoing, Borrower will not be required to submit such reports for so long as Lender does not provide written notice to Borrower that the applicable Custodian is no longer providing such reports directly to Lender.

9.5. Intentionally Omitted.

9.6. Additional Information. Furnish Lender with such additional information as Lender shall reasonably request in order to enable Lender to determine whether the terms, covenants, provisions and conditions of this Agreement and the Notes have been complied with by Borrower including, without the necessity of any request by Lender, copies of all security audits and reviews.

9.7. Notice of Suits, Adverse Events. Furnish Lender with prompt written notice of (a) any lapse or other termination of any Consent issued to Borrower by any Governmental Body or any other Person that is material to the operation of Borrower's business, (b) any refusal by any

Governmental Body or any other Person to renew or extend any such Consent; and (c) copies of any periodic or special reports filed by Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of Borrower, or if copies thereof are requested by Lender, and (d) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower.

9.8. Financial Disclosure. Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by such Borrower at any time during the Term to exhibit and deliver to Lender copies of any of such Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Lender any information such accountants may have concerning such Borrower's financial status and business operations. Borrower hereby authorizes all Governmental Bodies to furnish to Lender copies of reports or examinations relating to such Borrower, whether made by such Borrower or otherwise; however, Lender will attempt to obtain such information or materials directly from such Borrower prior to obtaining such information or materials from such accountants or Governmental Bodies.

X. EVENTS OF DEFAULT.

The occurrence of any one or more of the following events shall constitute an "Event of Default":

10.1. Nonpayment. Failure by Borrower to pay (a) within ten (10) days of the date due, any scheduled installment of principal or interest on the Obligations, or (b) on or before the date due, any other fee, charge, amount or liability provided for herein, including, without limitation, any amounts owed under Section 2.4, or in any Loan Document, in each case whether at maturity, by reason of acceleration pursuant to the terms of this Agreement, by notice of intention to prepay or by required prepayment.

10.2. Breach of Representation. Any representation or warranty made or deemed made by Borrower in this Agreement, any Loan Document or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been incorrect or misleading in any material respect on the date when made or deemed to have been made; provided that, in each case, such inaccuracies, to the extent capable of being corrected, are not corrected within ten (10) days following notice from Lender.

10.3. Financial Information. Failure by Borrower to (a) file financial reports in accordance with Section 9.2, or (b) provide Lender with financial information it may request within three (3) Business Days of such requests or (c) permit the inspection of its books or records in accordance with this Agreement;

10.4. Judicial Actions. Issuance of a notice of Lien, levy, assessment, injunction or attachment (a) against any Collateral or (b) against a material portion of Borrower's other property which is not stayed or lifted within thirty (30) days;

10.5. Noncompliance. Except as otherwise provided for in Sections 10.1, 10.2, 10.3 and 10.4, (a) failure or neglect of Borrower, or any Person to perform, keep or observe any term,

provision, condition, covenant herein contained, or contained in any Loan Document or any other agreement or arrangement, now or hereafter entered into between Borrower, or such Person, and Lender beyond any applicable cure and/or grace period;

10.6. Judgments. Any (a) judgment or judgments, writ(s), order(s) or decree(s) for the payment of money are rendered against Borrower for an aggregate amount in excess of $500,000.00 and (b) (i) action shall be legally taken by any judgment creditor to levy upon assets or properties of Borrower to enforce any such judgment, (ii) such judgment shall remain undischarged for a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, shall not be in effect, or (iii) any Liens arising by virtue of the rendition, entry or issuance of such judgment upon assets or properties of Borrower shall be senior to any Liens in favor of Lender on such assets or properties;

10.7. Bankruptcy. Borrower, any Subsidiary or Affiliate of Borrower shall (a) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under any state or federal bankruptcy or receivership laws (as now or hereafter in effect), (e) be the subject of an Insolvency Event or otherwise be adjudicated a bankrupt or insolvent (including by entry of any order for relief in any involuntary bankruptcy or insolvency proceeding commenced against it), (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (h) take any action for the purpose of effecting any of the foregoing;

10.8. Material Adverse Effect. The occurrence of any event or development which could reasonably be expected to have a Material Adverse Effect;

10.9. Lien Priority. Any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest in Collateral;

10.10. Cross Default. Either (a) any specified “event of default” under any Indebtedness (other than the Obligations) of Borrower with a then-outstanding principal balance (or, in the case of any Indebtedness not so denominated, with a then-outstanding total obligation amount) of $500,000.00 or more, or any other event or circumstance which would permit the holder of any such Indebtedness of Borrower to accelerate such Indebtedness (and/or the obligations of Borrower thereunder) prior to the scheduled maturity or termination thereof, shall occur (regardless of whether the holder of such Indebtedness shall actually accelerate, terminate or otherwise exercise any rights or remedies with respect to such Indebtedness), (b) a default of the obligations of Borrower under any other agreement to which it is a party shall occur which has or is reasonably likely to have a Material Adverse Effect, or (c) Lender declares a default or “event of default” under any other loan or extension of credit or other account agreement to Borrower or an Affiliate of Borrower;

10.11. Intentionally Omitted.

10.12. Change of Control. Any Change of Control shall occur without Borrower's prior written notice to Lender and Lender's prior written approval thereof.

10.13. Invalidity. Any material provision of this Agreement or any Loan Document shall, for any reason, cease to be valid and binding on Borrower, or Borrower shall so claim in writing to Lender or Borrower challenges the validity of or its liability under this Agreement or any Loan Document;

10.14. Seizures. Any portion of the Collateral shall be seized, subject to garnishment or taken by a Governmental Body;

10.15. Anti-Money Laundering/International Trade Law Compliance. Any representation or warranty contained in Section 13.16 is or becomes false or misleading at any time.

XI. LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT.

11.1. Rights and Remedies.

(a) During the continuance of: (i) an Event of Default pursuant to Section 10.7 (other than Section 10.7(g)), all Obligations shall be immediately due and payable accruing interest at the Default Rate, and this Agreement and the obligation of Lender to make Advances shall be deemed terminated, (ii) any of the other Events of Default and at any time thereafter, at the option of Lender, shall be immediately due and payable and Lender shall have the right to terminate this Agreement and to terminate the obligation of Lender to make Advances; and (iii) without limiting Section 8.2 hereof, any Default under Sections 10.7(g) hereof, the obligation of Lender to make Advances hereunder shall be suspended until such time as such involuntary petition shall be dismissed. Upon the occurrence of any Event of Default, Lender shall have the right to exercise any and all rights and remedies provided for herein, under the Loan Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial or non-judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. With or without having the Collateral at the time or place of sale, Lender may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Lender may elect. The cash proceeds realized from the sale of any Collateral shall be applied to the Obligations in the order determined by Lender in its reasonable discretion. Noncash proceeds will only be applied to the Obligations as they are converted into cash. If any deficiency shall arise, Borrower shall remain liable to Lender therefor. Notwithstanding anything to the contrary contained herein, Lender may sell, or direct any Custodian to sell, any bitcoin, Forked Assets or other digital assets in the Collateral Account without (i) any notice to Borrower, (ii) any publication of notice about a sale of such assets, it being acknowledged by Borrower that highly liquid and efficient markets exist for the sale of bitcoin, or (iii) any obligation to account to Borrower for any losses caused by Lender's decision to liquidate such Collateral.

(b) To the extent that Applicable Law imposes duties on Lender to exercise remedies in a commercially reasonable manner, Borrower acknowledges and agrees that it is not commercially unreasonable for Lender, within customary and usual practices in the commercial

banking industry in the U.S.: (i) to fail to incur expenses reasonably deemed significant by Lender to safeguard the Collateral pending disposition; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (iii) to fail to remove Liens on or any adverse claims against Collateral; (iv) if required under the UCC, to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (v) to contact other Persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of such Collateral; (vi) to hire one or more market makers and/or brokers specializing in digital asset transactions to assist in the disposition of Collateral; (vii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets; (viii) to dispose of assets in wholesale rather than retail markets; (ix) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (x) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral; or (xi) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Borrower acknowledges that the purpose of this Section 11.1(b) is to provide non-exhaustive indications of what actions or omissions by Lender would not be commercially unreasonable in Lender's exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11.1(b). Upon the occurrence of any Event of Default, Lender shall have the right to exercise any and all rights and remedies provided for herein, under the Loan Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Without limitation upon the foregoing, nothing contained in this Section 11.1(b) shall be construed to grant any rights to Borrower or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 11.1(b).

11.2. <u>Lender's Discretion</u>. Lender shall have the right in its commercially reasonable discretion to determine which rights, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate, or modify, which procedures, timing and methodologies to employ, and what any other action to take with respect to any or all of the Collateral and in what order, thereto and such determination will not in any way modify or affect any of Lender's rights hereunder as against Borrower or each other.

11.3. <u>Setoff</u>. In addition to any other rights which Lender may have under Applicable Law, upon the occurrence of an Event of Default hereunder, Lender shall have a right, immediately and without notice of any kind, to apply Borrower's property held by Lender or any of its Affiliates to reduce the Obligations and to exercise any and all rights of setoff which may be available to Lender with respect to any deposits held by Lender.

11.4. Liquidation without Notice. Borrower acknowledges that the price of bitcoin is (a) volatile and thus may decline speedily in value, and (b) bitcoin is a type of asset customarily sold on a recognized market. Accordingly, Borrower acknowledges and agrees that it would not be necessary under Section 9-611(b) of the UCC to give notice of any proposed disposition of the Collateral.

11.5. Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

XII. WAIVERS AND JUDICIAL PROCEEDINGS.

12.1. Waiver of Notice. Borrower hereby waives notice of non-payment of any indebtedness, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

12.2. Delay. No delay or omission on Lender's 's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

XIII. EFFECTIVE DATE AND TERMINATION.

13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower and Lender shall become effective on the date hereof and shall continue in full force and effect until August 5, 2024 (the "Term") unless sooner terminated as herein provided. On the condition that the Extension Conditions are met, Borrower may request Lender to extend the term of the Loan for successive twelve (12) month periods, which Lender may grant or withhold in its sole and absolute discretion. For the avoidance of doubt, Lender may or may not grant such extension request for any such reason Lender determines, in its sole and absolute discretion, and Borrower shall not rely on Lender to grant any such approval of an extension. As used herein, the term "Extension Conditions" shall mean (i) no default or Event of Default has occurred, (ii) Borrower has provided Lender at least sixty (60) day prior written notice of its request to renew, (iii) Lender has reviewed and approved Borrower's creditworthiness and collateral requirements according to Lender's internal credit policies, (iv) Borrower recertifies that there has been no change in Beneficial Ownership since the inception of the Loan, or in the case of any changes, has provided Lender with such information about the then current Beneficial Ownership as Lender requests, and (v) the Borrower pays any required fees including but not limited to legal fees, commitment fees, and other loan related fees. Borrower may terminate this Agreement at any time upon ninety (90) days prior written notice to Lender upon payment in full of the Obligations.

13.2. Termination. The termination of the Agreement shall not affect Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination or any Obligations which pursuant to the terms hereof continue to accrue after such date, and the

provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created and Obligations have been fully and indefeasibly paid, disposed of, concluded or liquidated. The security interests, Liens and rights granted to Lender hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Borrower have been indefeasibly paid. Accordingly, Borrower waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations have been indefeasibly paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are indefeasibly paid and performed in full.

13.3. Governing Law. This Agreement and each Loan Document (unless and except to the extent expressly provided otherwise in any such Loan Document), and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement, the Loan Documents or any related agreement may be brought in any court of competent jurisdiction in the State of California or New York, United States of America, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Borrower at its address set forth in this Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at Lender's option, by service upon Borrower which Borrower irrevocably appoints as such Borrower's agent for the purpose of accepting service within the State of New York or California, as applicable. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Borrower waives the right to remove any judicial proceeding brought against such Borrower in any state court to any federal court. Any judicial proceeding by Borrower against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in New York or California, at Lender's discretion.

13.4. Entire Understanding.

(a) THIS AGREEMENT AND THE DOCUMENTS EXECUTED CONCURRENTLY HEREWITH CONTAIN THE ENTIRE UNDERSTANDING BETWEEN

BORROWER AND LENDER AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. ANY PROMISES, REPRESENTATIONS, WARRANTIES OR GUARANTEES NOT HEREIN CONTAINED AND HEREINAFTER MADE SHALL HAVE NO FORCE AND EFFECT UNLESS IN WRITING, SIGNED BY BORROWER'S AND LENDER'S RESPECTIVE OFFICERS. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Notwithstanding the foregoing, Lender may modify this Agreement or any of the Loan Documents for the purposes of completing missing content or correcting erroneous content of an administrative nature, without the need for a written amendment, provided that the Lender shall send a copy of any such modification to Borrower (which copy may be provided by electronic mail). Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

13.5. Successors and Assigns; Participations.

(a) This Agreement shall be binding upon and inure to the benefit of Borrower and Lender, all future holders of the Obligations and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement.

(b) Borrower acknowledges that in the regular course of commercial banking business Lender may at any time and from time to time sell participating interests in the Advances to other Persons. Each Participant may exercise all rights of payment (including rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof provided that (i) Borrower shall not be required to pay to any Participant more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Participant had Lender retained such interest in the Advances hereunder or other Obligations payable hereunder unless the sale of the participation to such Participant is made with Borrower's prior written consent, and (ii) in no event shall Borrower be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both Lender and such Participant. Borrower hereby grants to any Participant a continuing security interest in any deposits, moneys or other property actually or constructively held by such Participant as security for the Participant's interest in the Advances.

13.6. Notice. Any notice or request hereunder may be given to Borrower or to Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section 13.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a website to which Borrower are directed (an "Internet Posting") if Notice of such Internet Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by

another means set forth in this Section 13.6) in accordance with this Section 13.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names in this Section 13.6 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 13.6. Any Notice shall be effective:

(a) In the case of hand-delivery, when delivered;

(b) If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(c) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, an Internet Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

(d) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

(e) In the case of electronic transmission, when actually received;

(f) In the case of an Internet Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 13.6; and

(g) If given by any other means (including by overnight courier), when actually received.

(A) If to Lender at:

Silvergate Bank
4250 Executive Square, Suite 300
La Jolla, Ca 92037
Attention: Loan Servicing
Telephone: (858) 362-6300
Facsimile: (858) 362-6323
Email: loanservicing@silvergate.com

(B) If to Borrower:

Marathon Digital Holdings, Inc.
1180 North Town Center Drive, Suite 100
Las Vegas, NV 89144
Attention: Fred Thiel

Telephone: (725) 218-3415
Email: fred@marathondh.com

13.7. Survival. The obligations of Borrower under this Agreement shall survive termination of this Agreement and the Loan Documents and payment in full of the Obligations.

13.8. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

13.9. Expenses. Borrower shall pay all out-of-pocket expenses incurred by Lender and its Affiliates (including the reasonable fees, charges and disbursements of counsel for Lender), in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated). Notwithstanding the forgoing, Borrower shall only pay out-of-pocket expenses in excess of $10,000.00.

13.10. Injunctive Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or threatens to fail to perform, observe or discharge such obligations or liabilities, any remedy at law may prove to be inadequate relief to Lender; therefor, Lender, if Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

13.11 Limitations of Liability.

(a) Neither Lender, nor any agent or attorney for Lender, shall be liable to Borrower (or any Affiliate of any such Person) for indirect, punitive, exemplary or consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations or as a result of any transaction contemplated under this Agreement or any Loan Document.

(b) Notwithstanding anything to the contrary contained in this Agreement, Lender's liability will not exceed the greater of (i) the fair market value of the amount of the Collateral at the time in which the events giving rise to the liability occurred and (ii) the fair market value of the amount of Collateral at the time that Lender notifies Borrower in writing or Borrower otherwise has knowledge of the events giving rise to the liability. The fair market value of each digital asset held as Collateral will be determined by Lender according to the valuation policy used by the Custodian, which may differ from the way the Borrower values its digital asset holdings.

13.12. Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

13.13. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other form of electronic transmission (including email transmission of a PDF image or the use of a third-party platform, including DocuSign) shall be deemed to be an original signature hereto.

13.14. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

13.15. Publicity. Borrower hereby authorizes Lender to make appropriate announcements of the financial arrangement entered into among Borrower and Lender, including announcements which are commonly known as tombstones, in such publications and to such selected parties as Lender shall in its reasonable discretion deem appropriate.

13.16. Anti-Terrorism Laws.

(a) Borrower represents and warrants that (i) no Covered Entity is a Sanctioned Person and (ii) no Covered Entity, either in its own right or through any third party, (A) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (C) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(b) Borrower covenants and agrees that (i) no Covered Entity will become a Sanctioned Person, (ii) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (D) use the Advances to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (iii) the funds used to repay the Obligations will not be derived from any unlawful activity, (iv) each Covered Entity shall comply with all Anti-Terrorism Laws and (v) the Borrower shall promptly notify the Lender in writing upon the occurrence of a Reportable Compliance Event.

13.17 Enforcement Waivers.

TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR

HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM, OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Notwithstanding the foregoing to the contrary, in the event that the jury trial waiver contained herein shall be held or deemed to be unenforceable, Borrower hereby agrees that any controversy, dispute, or claim between the parties arising out of or relating to this Agreement shall be resolved by a reference proceeding in California in accordance with the provisions of California Code of Civil Procedure § 638. The referee shall be a retired California state court judge selected by mutual written agreement of the parties. If the parties are unable to agree upon a referee within ten (10) calendar days after one party serves a written notice of its intent to commence a judicial reference proceeding on the other party, then the referee will be selected by the court in accordance with California Code of Civil Procedure § 640(b). The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). The referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. The referee shall render a written statement of decision and shall conduct the proceedings in accordance with the California Code of Civil Procedure, the California Rules of Court, and the California Evidence Code, except as otherwise specifically agreed by the parties and approved by the referee. The referee's statement of decision shall set forth findings of fact and conclusions of law. The referee's decision shall be entered as a judgment in the court in accordance with the provisions of California Code of Civil Procedure §§ 644 and 645, and shall be appealable in accordance with California law.

Nothing in this Agreement shall be deemed to apply to or limit Lender's right to: (i) exercise self-help remedies such as (but not limited to) setoff; (ii) foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights; (iii) obtain from a court provisional or ancillary remedies (including, without limitation, injunctive relief, a writ of possession, prejudgment attachment, a protective order, or the appointment of a receiver); or (iv) pursue its rights against any Person in a third-party proceeding in any action brought against Lender (including, without limitation, actions in bankruptcy court). Neither the exercise of any self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies, or the opposition to any such provisional remedies, shall constitute a waiver of the right of any party, including, without limitation, the claimant in any such action, to require submission to judicial reference the merits of the dispute occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction or venue in any court is intended to or shall be construed to be in derogation of the foregoing general judicial reference.

The foregoing judicial reference procedure constitutes a full and complete waiver of the right to a trial by jury that the parties may otherwise have and this waiver and judicial reference procedure is a material consideration to each party hereto.

If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired California state court judge, in accordance with the California Arbitration Act, California Code of Civil Procedure §§ 1280 through 1294.2 as amended from time to time.

[*Remainder of page intentionally left blank*]

Each of the parties has signed this Agreement as of the day and year first above written.

BORROWER:

MARATHON DIGITAL HOLDINGS, INC.,
A NEVADA CORPORATION

By: ______________________
Name: Fred Thiel
Title: Chief Executive Officer

LENDER:

SILVERGATE BANK

By: ______________________
Name: ____________________
Title: ____________________

Exhibit A

Form of Request for Advance

[ ], 20[__]

To: **SILVERGATE BANK**

To Whom It May Concern:

We refer to the Revolving Credit and Security Agreement dated as of July 25, 2022 (the "**Agreement**") between Silvergate Bank and Marathon Digital Holdings, Inc., a Nevada corporation. Terms defined in the Agreement have the same meanings in this Request for Advance (the "**Request**").

Pursuant to Section 2.2 of the Agreement, the Borrower hereby requests an Advance from the Lender in the amount of $______________ on ________________, 20__.

Borrower hereby requests funds from the Advance should be credited to Borrower as follows:

☐ Deposited into Borrower's account #______________ with Lender; or

☐ Wired to Borrower's account as follows:

Bank Name:____
Bank ABA:____
Credit Account Name:__________________________________
Credit Account Number:_________________________________
Reference:____

The Borrower hereby represents and certifies to the Lender that as of the date of this Request, no Event of Default exists and each of the conditions to the requested Advance set forth in the Agreement, including Section 8.2, has been satisfied (or, with respect to Sections 8.2(b) and 8.2(c) will be satisfied) or otherwise waived by the Lender.

Very truly yours,
Marathon Digital Holdings, Inc.,
a Nevada corporation

By: ______________________________
Name:
Title:

REVOLVING CREDIT NOTE

$100,000,000.00 July 28, 2022

FOR VALUE RECEIVED, Marathon Digital Holdings, Inc., a Nevada corporation (the "Borrower"), promises to pay to the order of SILVERGATE BANK, California-chartered commercial bank (the "Lender"), on the Maturity Date as provided in that certain Revolving Credit and Security Agreement dated as of the date hereof (as the same may be amended, supplemented or restated from time to time, the "Loan Agreement"), by and among Borrower and Lender, in lawful money of the United States of America and in immediately available funds, the principal sum of ONE HUNDRED MILLION AND NO/100THS DOLLARS ($100,000,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower under the Loan Agreement (collectively, the "**Advances**"), together with interest from the date hereof until this Note is fully paid on the principal amount hereunder remaining unpaid from time to time, computed in the manner, and at the rates specified in the Loan Agreement. The principal hereof and interest accruing thereon shall be due and payable as provided in the Loan Agreement.

This Note evidences the Advances. This Note is a Loan Document under the Loan Agreement and is entitled to the benefits and security, and is subject to the terms and conditions, of the Loan Agreement, including, without limitation, acceleration upon the terms provided therein and in the other Loan Documents. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein shall have the meanings given in the Loan Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Loan Agreement. All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the office of the Lender or at such other place as may be designated by the Lender to the Borrower in writing. Borrower waives any rights pursuant to California Civil Code Sections 1479 and 2822 (and any amendments or successors thereto), to designate how payments will be applied, and acknowledges and agrees that Lender shall have the right in its sole discretion to determine the order and method of the application of payments on this Note or any other Loan Document

Upon the occurrence of an Event of Default, the outstanding principal balance hereunder, together with any accrued but unpaid interest and together with all of the other Obligations, may be accelerated and become immediately due and payable at the option of the Lender and without demand or notice of every kind (which are hereby expressly waived by the Borrower).

The Borrower agrees to pay all costs of collection, including attorneys' fees, all as provided in the Loan Agreement, if this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender in any way relating to this Note or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the U.S. Federal or California state courts sitting in San Diego County, California or in New York County, New York, and the Borrower irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such California State or New York State, or, to the extent permitted by law, in such Federal court, pursuant to the Loan Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note or any other Loan

Document shall affect any right that the Lender may otherwise have to bring any action or proceeding against the Borrower or its properties in the courts of any other jurisdiction.

The Borrower irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or any other Loan Document in any court referred to in the preceding paragraph. The Borrower irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

The Borrower irrevocably consents to service of process in the manner provided for notices in the Loan Agreement. Nothing in this Note or any other Loan Document will affect the right of the Borrower or the Lender to serve process in any other manner permitted by law.

TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE SECURITY INSTRUMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM, OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Notwithstanding the foregoing to the contrary, in the event that the jury trial waiver contained herein shall be held or deemed to be unenforceable, Borrower hereby agrees that any controversy, dispute, or claim between the parties arising out of or relating to this Note shall be resolved by a reference proceeding in California in accordance with the provisions of California Code of Civil Procedure § 638. The referee shall be a retired California state court judge selected by mutual written agreement of the parties. If the parties are unable to agree upon a referee within ten (10) calendar days after one party serves a written notice of its intent to commence a judicial reference proceeding on the other party, then the referee will be selected by the court in accordance with California Code of Civil Procedure § 640(b). The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). The referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. The referee shall render a written statement of decision and shall conduct the proceedings in accordance with the California Code of Civil Procedure, the California Rules of Court, and the California Evidence Code, except as otherwise specifically agreed by the parties and approved by the referee. The referee's statement of decision shall set forth findings of fact and conclusions of law. The referee's decision shall be entered as a judgment in the court in accordance with the provisions of California Code of Civil Procedure §§ 644 and 645, and shall be appealable in accordance with California law.

Nothing in this Note shall be deemed to apply to or limit Lender's right to: (i) exercise self-help remedies such as (but not limited to) setoff; (ii) foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights; (iii) obtain from a court provisional or ancillary remedies (including, without limitation, injunctive relief, a writ of possession, prejudgment attachment, a protective order, or the appointment of a receiver); or (iv) pursue its rights against any Person in a third-party proceeding in any action brought against Lender (including, without limitation, actions in bankruptcy court). Neither the exercise of any self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies, or the opposition to any such provisional remedies, shall constitute a waiver of the right of any party, including, without limitation, the claimant in any such action, to require submission to judicial reference the merits of the dispute

occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction or venue in any court is intended to or shall be construed to be in derogation of the foregoing general judicial reference.

The foregoing judicial reference procedure constitutes a full and complete waiver of the right to a trial by jury that the parties may otherwise have and this waiver and judicial reference procedure is a material consideration to each party hereto.

If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired California state court judge, in accordance with the California Arbitration Act, California Code of Civil Procedure §§ 1280 through 1294.2 as amended from time to time.

Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Note.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

MARATHON DIGITAL HOLDINGS, INC.,
A NEVADA CORPORATION

By:______________________________
Name: Fred Thiel
Its: Chief Executive Officer

(Signature page to Revolving Note)

TERM CREDIT AND SECURITY AGREEMENT

AMONG

SILVERGATE BANK

(AS LENDER)

AND

MARATHON DIGITAL HOLDINGS, INC.

(AS BORROWER)

July 28, 2022

TERM CREDIT AND SECURITY AGREEMENT

This Term Credit and Security Agreement is dated as of July 28, 2022 among Marathon Digital Holdings, Inc., a Nevada corporation (the "Borrower") and SILVERGATE BANK, a California-chartered commercial bank ("Lender").

IN CONSIDERATION of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

I. DEFINITIONS.

1.1. Accounting Terms. As used in this Agreement, the Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined shall have the respective meanings given to them under GAAP.

1.2. General Terms. For purposes of this Agreement the following terms shall have the following meanings:

"Account" shall mean, collectively, any deposit accounts maintained by Borrower with Lender.

"Account Control Agreement" shall mean that certain Account Control Agreement, dated on or about the date hereof, between Borrower, Lender and Custodian, as the same may be amended, modified, extended, restated, replaced, or supplemented from time to time, including, without limitation, with a successor Custodian.

"Affiliate" of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director, manager, member, managing member, general partner or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise.

"Agreement" shall mean this Term Credit and Security Agreement, as the same may be amended, amended and restated, replaced and restated, extended, supplemented and/or otherwise modified from time to time.

"Anti-Terrorism Laws" shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

"Applicable Law" shall mean all Laws applicable to the Person, conduct, transaction, covenant, Loan Document or contract in question, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations, treaties, directives and orders of any Governmental Body, and all orders, judgments and decrees of all courts and arbitrators.

"Applicable Margin" shall mean one and three-quarter percent (1.75%).

"Approved Electronic Communication" shall mean each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, E-Fax, or any other equivalent electronic service agreed to by Lender, whether owned, operated or hosted by Lender, that any party is obligated to, or otherwise chooses to, provide to Lender pursuant to this Agreement or any Loan Document, including any financial statement, financial and other report, notice, request, certificate and other information material; provided that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that Lender specifically instructs a Person to deliver in physical form.

"Base Rate" is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the "prime rate" then in effect; provided that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Lender, the "Prime Rate" shall mean the rate of interest per annum announced by Lender as its prime rate in effect at its principal office in the State of California (such Lender announced Prime Rate not being intended to be the lowest rate of interest charged by Lender in connection with extensions of credit to debtors).

"Beneficial Owner" shall mean, for Borrower, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of such Borrower's Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct such Borrower.

"Bitcoin" means a digital commodity (or "digital asset") based on the decentralized, open source protocol of the peer-to-peer Bitcoin computer network. By common convention, Bitcoin with a capital "B" typically refers to the Bitcoin Network as a whole, whereas bitcoin with a lowercase "b" refers to the digital asset native to the Bitcoin Network. For purposes of Article IV of this Agreement, the term bitcoin shall be deemed to include Forked Assets, which will be considered proceeds of the original bitcoin for which they share a common public address.

"Bitcoin Network" means the peer-to-peer Bitcoin computer network;

"Blockchain" means the public transaction ledger of the Bitcoin Network;

"Borrower" shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons.

"Business Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by Law to be closed for business in California.

"Certificate of Beneficial Ownership" shall mean, for Borrower, a certificate in form and substance acceptable to Lender (as amended or modified by Lender from time to time in its reasonable discretion), certifying, among other things, the Beneficial Owner of Borrower.

"Change in Law" shall mean the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Applicable Law; (b) any change in any Applicable Law or in the administration, implementation, interpretation or application thereof by any Governmental Body; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Applicable Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.

"Change of Control" shall mean: (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of Borrower to a Person; (b) any merger, consolidation or sale of substantially all of the property or assets of Borrower; or (c) removal of Fred Thiel as an officer and director of the Borrower. For purposes of this definition, "control of Borrower" shall mean the power, direct or indirect, in a single transaction, not involving a public offering (x) to vote more than fifty percent (50%) of the Equity Interests having ordinary voting power for the election of directors (or the individuals performing similar functions) of Borrower or (y) to direct or cause all or substantially all of the direction of the management and policies of Borrower by contract or otherwise.

"Closing Date" shall mean the date on which the conditions precedent set forth in Section 8.1 shall be satisfied or waived, in accordance with the terms hereof or such other date as may be agreed to in writing by the parties hereto.

"Code" shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

"Collateral" shall mean and include all of Borrower's rights, title and interest, in and to any assets, including bitcoin, deposited, or required to be deposited, in the Collateral Account, together with all security entitlements (as such term is defined in Article 8 of the Uniform Commercial Code as adopted in the State of New York), in and to any assets, including bitcoin, held in the Collateral Account, together with all substitutions, replacements and proceeds arising out of any of the foregoing.

"Collateral Account" means the account in the name of the Borrower established to hold bitcoin collateral pledged by Borrower to the Lender, as security for the Indebtedness owed by Borrower to Lender, and made subject to the Account Control Agreement.

"Collateral Value" means, as of any date of determination, the value in Dollars of bitcoin held in the Collateral Account, in each case as reasonably determined by Lender as of 1:00 p.m. Pacific Time ("PT") on the Business Day of valuation ("Valuation Time") under the Valuation Method. In the absence of fraud or manifest error, any valuations prepared by Custodian and approved by Lender shall be deemed reasonable for purposes of this paragraph. In determining the Collateral Value, Lender may exclude from the calculation of Collateral Value any bitcoin or other assets that Lender reasonably determines creates an unreasonable risk relating to OFAC, BSA/AML compliance or similar matters based on Lender's blockchain analytics analysis and other diligence. Unless Lender is required by Applicable Law or other governmental or regulatory directive to immediately exclude any assets from the determination of the Collateral Value, Lender shall provide Borrower prior written notice before any such adjustment is made effective.

"Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Bodies and other third parties, domestic or foreign, necessary to carry on Borrower's business or necessary (including to avoid a conflict or breach under any agreement, instrument, other document, license, permit or other authorization) for the execution, delivery or performance of this Agreement, or the Loan Documents, including any Consents required under all applicable federal, state or other Applicable Law.

"Controlled Group" shall mean, at any time, Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with Borrower, are treated as a single employer under Section 414 of the Code or 29 U.S.C. 1301(b)(1).

"Covered Entity" shall mean (a) Borrower, each of Borrower's Subsidiaries, all Guarantors and all pledgors of Collateral and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise.

"Custodian" shall mean NYDIG Trust Company LLC, or such other successor custodian that Lender may approve from time to time, which approval may be granted or withheld in Lender's reasonable discretion.

"Default" shall mean an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default.

"Dollar" and the sign "$" shall mean lawful money of the United States of America.

"Effective Date" means the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement.

"Eligible Contract Participant" has the meaning ascribed to such term under Section 1(a)(12) of the Commodity Exchange Act, as amended and which may further be amended from time to time, including as amended by the Commodity Futures Modernization Act of 2000.

"Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time and the rules and regulations promulgated thereunder.

"Event of Default" shall have the meaning set forth in Article X hereof.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Forked Assets" shall mean digital assets that result from any Hard Fork occurring after the Effective Date.

"GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

"Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

"Hard Fork" means a substantial software modification to the Blockchain which results in two or more competing and incompatible Blockchain implementations, one running the pre-modification software program and the other running the modified version (i.e., a second "Bitcoin network").

"Indebtedness" shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities for borrowed money (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person. For the avoidance of doubt, the issuance of commercial letters of credit and the financing of mining equipment shall both be considered obligations in the Ordinary Course of Business.

"Indemnified Taxes" shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Body, including any interest, additions to tax or penalties applicable thereto.

"Insolvency Event" shall mean, with respect to any Person, including without limitation any Lender, such Person or such Person's direct or indirect parent company (a) becomes the subject of a bankruptcy or insolvency proceeding (including any proceeding under Title 11 of the United States Code), or regulatory restrictions, or (b) has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, or (c) admits in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business.

"Interest Payment Date" shall mean the first day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing on the first day of the first full calendar month after the initial Closing Date; provided that the final Interest Payment Date shall be the Maturity Date.

"Interest Period" shall mean, with respect to any Interest Payment Date, the period of time from and including the first day of the month of the immediately preceding Interest Payment Date through the last day of such month; provided that the Interest Period for the initial Interest Payment Date shall be the period from and including the initial Closing Date to, and including, the last day of the month of the Closing Date, and the final Interest Period shall end on the Maturity Date.

"Interest Rate" means a per annum rate equal to the greater of (i) the Base Rate *plus* the Applicable Margin or (ii) five and three quarter percent (5.75%).

"Law(s)" shall mean any law(s) (including common law and equitable principles), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, code, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.

"Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any Collateral of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

"Loan Documents" shall mean, collectively, this Agreement, the Account Control Agreement, the Note and any and all other documents, instruments and agreements made by Borrower in favor of Lender in connection with the Term Loan, as the same may be hereafter amended, modified or supplemented from time to time.

"Loan Party" shall mean, at each relevant time of determination, (a) Borrower, and (b) any other Person that is now or hereafter becomes a party to this Agreement as a "Borrower" or as a "Guarantor"; and "Loan Parties" shall mean collectively all such Persons.

"LTV Ratio" means, as of any date of determination, the quotient expressed as a percentage of (x) the outstanding principal balance of the Term Loan *divided by* (y) the Collateral Value.

"Material Adverse Effect" shall mean (a) a material adverse effect upon, the operations, business, assets or financial condition of Borrower, including, without limitation, any material disruption of the Bitcoin Network and/or the marketplaces where bitcoin is exchanged for U.S. Dollars; (b) a material impairment of the ability of Borrower to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity and/or enforceability of this Agreement or any of the Loan Documents ; in each case, when taken as a whole as determined by Lender in its commercially reasonable discretion.

"Maturity Date" means the earlier to occur of (a) the last day of the Term (as defined in Section 13.1 below), and (b) the date on which the Term Loan becomes due in accordance with Article XI of this Agreement.

"Maximum Rate" means, on any day, the highest rate of interest (if any) permitted by applicable law on such day.

"Note" shall have the meaning given to that term in Section 2.1, as amended, restated, extended, supplemented or otherwise modified from time to time.

"Obligations" shall mean and include any and all loans (including without limitation, the Term Loan), advances, debts, liabilities, obligations, covenants and duties owing by Borrower or any Subsidiary of Borrower under this Agreement or any Loan Document (and any amendments, extensions, renewals or increases thereto), to Lender (or to any other direct or indirect subsidiary or affiliate of Lender) of any kind or nature, present or future (including any interest or other amounts accruing thereon, any fees accruing under or in connection therewith, any costs and expenses of any Person payable by Borrower and any indemnification obligations payable by Borrower arising or payable after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Borrower, whether or not a claim for post-filing or post-petition interest, fees or other amounts is allowable or allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise including all costs and expenses of Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all material obligations of Borrower to Lender to perform acts or refrain from taking any action.

"Ordinary Course of Business" shall mean, with respect to Borrower, the ordinary course of such Borrower's business as conducted on the Closing Date and reasonable extensions thereof.

"Organizational Documents" shall mean, with respect to any Person, any charter, articles or certificate of incorporation, certificate of organization, registration or formation, certificate of partnership or limited partnership, bylaws, operating agreement, limited liability company agreement, or partnership agreement of such Person and any and all other applicable documents relating to such Person's formation, organization or entity governance matters (including any

shareholders' or equity holders' agreement or voting trust agreement) and specifically includes, without limitation, any certificates of designation for preferred stock or other forms of preferred equity.

"Other Taxes" shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any Loan Document.

"Participant" shall mean each Person who shall be granted the right by any Lender to participate the Term Loan and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

"Payment Office" shall mean such office of Lender or account instructions, which Lender designates to receive payments from Borrower of amounts due under this Agreement.

"PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

"Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, limited liability partnership, institution, public benefit corporation, joint venture, entity or Governmental Body (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

"Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA maintained by Borrower or any member of the Controlled Group or to which Borrower or any member of the Controlled Group is required to contribute.

"Reportable Compliance Event" shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

"Sanctioned Country" shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.

"Sanctioned Person" shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

"Servicing and Custody Agreements" shall mean one or more agreements entered into by Lender and the Custodian relating to the Collateral.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Subsidiary" of any Person shall mean a corporation or other entity of whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

"Term Commitment" shall mean the obligation of Lender to make the Term Loan in the amount up to $100,000,000.00. With $50,000,000.00 to be made as of the Closing Date (the "Initial Draw"), and $50,000,000.00 to be made, at Borrower's request, on or before April 25, 2023 (the "Delayed Draw"), and subject to satisfaction of the conditions set forth in Sections 2.1 and 8.2.

"Term Loan" shall mean the extension of credit made pursuant to this Agreement.

"Uniform Commercial Code" or "UCC" shall have the meaning set forth in Section 1.3 hereof.

"USA PATRIOT Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

"Valuation Method" shall mean the price of bitcoin at the specified Valuation Time using the XBX index ("Index") published on TradeBlock website available at https://tradeblock.com/markets/index/xbx ("Valuation Source"). If at any time the Index or Valuation Source becomes unavailable Lender may designate an alternate Index or Valuation Source as determined by Lender in its reasonable discretion. Lender agrees to provide Borrower with prompt notice of any change in the Index or Valuation Source.

1.3. Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York from time to time (the "Uniform Commercial Code") shall have the meaning given therein unless otherwise defined herein. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

1.4. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which Lender is a party, including references to any of the Loan Documents, shall include any and all modifications, supplements or amendments thereto, any and all restatements or replacements thereof and any and all extensions or renewals thereof. Except as otherwise expressly provided for herein, all references herein to the time of day shall mean the

time in San Diego, California. Whenever the words "including" or "include" shall be used, such words shall be understood to mean "including, without limitation" or "include, without limitation". A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing pursuant to this Agreement. Any Lien referred to in this Agreement or any of the Term Loan Documents as having been created in favor of Lender, any agreement entered into by Lender pursuant to this Agreement or any of the Loan Documents, any payment made by or to or funds received by Lender pursuant to or as contemplated by this Agreement or any of the Loan Documents, or any act taken or omitted to be taken by Lender, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of Lender. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder.

II. TERM LOAN, PAYMENTS.

2.1. Term Loan. Subject to the terms and conditions hereof, Lender agrees to make the term loan (the "Term Loan") to Borrower in an amount not to exceed the amount of the Term Commitment. The Term Loan shall be evidenced by, and repayable in accordance with the terms of the Term Credit Note payable to Lender in an amount equal to the Term Commitment held by Lender (the "Note") and this Agreement. After repayment, the Term Loan may not be reborrowed. The Initial Draw in the amount of $50,000,000.00 shall be funded by Lender to Borrower on the Closing Date. Borrower shall have the option, but not the obligation, to request a single disbursement of the Delayed Draw in the amount of $50,000,000.00 on or before April 25, 2023 (the "Delayed Draw Deadline") by providing a written request to Lender and Custodian by no later than two (2) Business Days prior to the proposed disbursement date of the Delayed Draw in the form of Exhibit A hereto (a "Request for Delayed Draw"). Notwithstanding the foregoing, Lender and Custodian may, in their discretion, accept Borrower's Request for Delayed Draw with less than two (2) Business Days prior written notice. Lender shall be entitled to rely on any Request for the Delayed Draw signed by the individual signing this Agreement on behalf of Borrower or otherwise designated by Borrower, in writing, as authorized to make request for disbursement of the Delayed Draw. Upon the satisfaction or waiver of each of the conditions precedent set forth in Section 8.2, the Lender shall disburse such Delayed Draw to Borrower's deposit account with Lender. If Borrower requests that the Delayed Draw be deposited into another account of Borrower, Borrower shall deliver complete wire instructions for that account when it submits its Request for Delayed Draw, and Borrower shall be responsible for any wire transfer fees imposed by Lender in accordance with its fee schedule governing Borrower's bank transactions. Any wire requests and/or instructions submitted after 10:00 a.m. PT on the date of disbursement of the

Delayed Draw may not be deposited until the next Business Day. Furthermore, if Borrower does not exercise its option to request the Delayed Draw on or before the Delayed Draw Deadline, Lender shall have no further obligation to advance the Delayed Draw.

2.2. Prepayments. The Term Loan may be prepaid in whole or in part upon thirty (30) days prior written notice to the Lender. In the event of any prepayment of the Term Loan, whether by voluntary prepayment, acceleration or otherwise, the Borrower shall pay to Lender a prepayment charge equal to (A) in the case of a prepayment made on or prior to the first twelve (12) month anniversary of the Closing Date, one-half percent (0.50)% of the principal balance being prepaid, (B) in the case of a prepayment made after the first twelve (12) month anniversary of the Closing Date, but on or before the eighteenth (18) month anniversary of the Closing Date, one-quarter percent (0.25%) of the principal balance being prepaid, and (C) in the case of a prepayment made after the eighteenth (18) month anniversary of the Closing Date, zero percent (0%) of the principal balance being prepaid.

2.3. Manner and Repayment of Term Loan.

(a) The Term Loan shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. Notwithstanding the foregoing, Term Loan shall be subject to earlier repayment upon (x) acceleration upon the occurrence of an Event of Default under this Agreement or (y) termination of this Agreement.

(b) All payments of principal, interest and other amounts payable hereunder, or under any of the Loan Documents shall be made to Lender at the Payment Office not later than 3:00 p.m. PT on the due date therefor in Dollars in federal funds or other funds immediately available to Lender. Lender shall have the right to effectuate payment of any and all Obligations due and owing hereunder by charging Borrower's Account.

(c) Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest, fees and other amounts payable hereunder shall be made without deduction, setoff or counterclaim and shall be made to Lender, in each case on or prior to 3:00 p.m.PT, in Dollars and in immediately available funds.

2.4. Collateral Shortfall. If, on any day, the LTV Ratio is equal to or greater than seventy-five percent (75%) (a "Collateral Shortfall"), the Borrower shall have one (1) Business Day to cause the LTV Ratio to be less than or equal to sixty-five percent (65%). If the LTV Ratio is not less than or equal to sixty-five percent (65%) by 1 p.m. PST on the first (1st) Business Day after the occurrence of a Collateral Shortfall, an Event of Default shall be deemed to exist, in which case Lender shall be entitled to exercise any and all rights and remedies under Article XI and/or applicable law.

2.5. Use of Proceeds. Borrower shall apply the proceeds of the Term Loan to (i) provide financing for capital expenditures, refinance of existing debt and general corporate expenses related to the Borrower's bitcoin mining business (collectively, the "Transactions"), and (ii) pay fees and expenses relating to the Transactions.

2.6 Return of Excess Collateral. If on any day, the LTV Ratio is less than sixty-five percent (65%) as a result of excess Collateral in the Collateral Account (the "Excess Collateral"). Borrower may, but not more frequently than once per Business Day and limited to no more than two (2) requests per work week (i.e. Monday through Friday), request a return of some or all of the Excess Collateral. Requests for a return of Excess Collateral must be in writing (which may be delivered by email) and be for a minimum amount of at least $1,000,000.00 (or equivalent amount of BTC). Borrower shall deliver written requests to the Custodian. Lender shall use commercially reasonable efforts to authorize the Custodian to process such requests within two (2) Business Days after Lender's receipt of the request. In no event shall Borrower be entitled to a return of any Collateral, if, after giving effect to the return of that Collateral, the principal amount outstanding of the Term Loan (together with any accrued but unpaid interest and any other amounts owed to Lender) would result in sixty-five percent (65%) LTV Ratio or greater.

III. INTEREST AND FEES.

3.1. Interest. Subject to the last sentence of this paragraph, the Obligations shall bear interest at the Interest Rate. Interest on the Term Loan shall be payable in arrears on each Interest Payment Date; provided that all accrued and unpaid interest shall be due and payable at the end of the Term Loan. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of Lender, or in the case of any Event of Default under Article X, immediately and automatically upon the occurrence of any such Event of Default without the requirement of any affirmative action by any party, the Obligations shall bear interest at the lesser of: (a) the Interest Rate, plus six percent (6%); or (b) the Maximum Rate (the "Default Rate").

3.2. Origination Fee. Borrower shall pay to Lender an origination fee of $150,000.00 upon the execution of this Agreement.

3.3. Contingent Draw Fee. Borrower shall pay to Lender a contingent draw fee in the amount of $250,000.00 (the, "Contingent Draw Fee") upon the execution of this Agreement. This Contingent Draw Fee will be refunded by Lender to Borrower if Borrower borrows the Delayed Draw (as outlined in Section 2.1 above) by no later than November 25, 2022.

3.4. Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Interest Rate for the outstanding principal balance of the Term Loan during such extension.

3.5. Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under Applicable Law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under Applicable Law: (a) the interest rates hereunder will be reduced to the maximum rate permitted under Applicable Law; (b) such excess amount shall be first applied to any unpaid principal balance owed by Borrower; and (c) if the then remaining excess amount is greater than the previously unpaid principal balance, Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

Notwithstanding anything to the contrary contained in this Agreement or in any Loan Document, all agreements which either now are or which shall become agreements among Loan Parties and Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under this Agreement or any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of Loan Parties and Lender. The foregoing provisions shall never be superseded or waived and shall control every other provision of this Agreement or any Loan Document and all agreements among Borrower and Lender, or their respective successors and assigns. If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Agreement than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to Lender by reason thereof shall be payable in accordance with Section 3.1 of this Agreement.

3.6. Increased Costs. In the event that any Applicable Law or any Change in Law or compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

(a) subject Lender to any tax of any kind whatsoever with respect to this Agreement, or change the basis of taxation of payments to Lender in respect;

(b) impose, modify or deem applicable any reserve, special deposit, assessment, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Lender, including pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

(c) impose on Lender any other condition, loss or expense (other than Taxes) affecting this Agreement or any Loan Document or the Term Loan made by Lender; and the result of any of the foregoing is to increase the cost to Lender of making, converting to, continuing, renewing or maintaining the Term Loan hereunder by an amount that Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of the Term Loan by an amount Lender deems to be material, then, in any case Borrower shall promptly pay Lender, upon its demand, such additional amount as will compensate Lender for such additional cost or such reduction, as the case may be; provided that the foregoing shall not apply to increased costs which are reflected in the Base Rate, as the case may be. Lender shall certify the amount of such additional cost or reduced amount to Borrower, and such certification shall be conclusive absent manifest error. For purposes of this Section 3.6, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any and all rules, regulations, orders, requests, guidelines, and directives adopted, promulgated or implemented in connection therewith are

deemed to have been introduced and adopted after the date of this Agreement. Any such surcharge shall be limited to the direct increase in taxes or other fees caused thereby, and no convenience fee or other surcharges may be added by Lender.

3.7. Application of Payments. So long as no Event of Default then exists, all payments from Borrower received by Lender shall first be applied to accrued but unpaid interest; second, to the principal balance outstanding; and third, to any late charges and costs of collection. Upon the occurrence of an Event of Default, Lender may apply payments in such order and amounts as Lender elects, in its reasonable discretion.

3.8. Taxes.

(a) Any and all payments by or on account of any Obligations hereunder or under any Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if Borrower shall be required by Applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall timely pay the full amount deducted to the relevant Governmental Body in accordance with Applicable Law.

(b) Without limiting the provisions of Section 3.8(a) above, Borrower shall timely pay any Other Taxes to the relevant Governmental Body in accordance with Applicable Law.

(c) Borrower shall indemnify Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Borrower to a Governmental Body, Borrower shall deliver to Lender the original or a certified copy of a receipt issued by such Governmental Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Lender.

(e) If Lender determines, in its reasonable discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Borrower or with respect to which Borrower have paid additional amounts pursuant to this Section, it shall pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant Governmental Body with respect

to such refund); provided that Borrower, upon the request of Lender, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Body) to Lender in the event Lender is required to repay such refund to such Governmental Body. This Section shall not be construed to require Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrower or any other Person.

IV. COLLATERAL: GENERAL TERMS.

4.1. Security Interest in the Collateral. To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby assigns, pledges and grants to Lender, a continuing security interest in and to and Lien on all of the Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located.

4.2. Perfection of Security Interest. Borrower shall take all action that may be necessary or commercially reasonably desirable, or that Lender may commercially reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Lender's security interest in and Lien on the Collateral or to enable Lender to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (a) immediately discharging all Liens on the Collateral other than Lender's security interest, (b) entering into custodial arrangements satisfactory to Lender, and (c) executing and delivering financing statements, control agreements, instruments of pledge, notices and assignments, in each case in form and substance satisfactory to Lender, relating to the creation, validity, perfection, maintenance or continuation of Lender's security interest and Lien under the UCC or other Applicable Law. By its signature hereto, Borrower hereby authorizes Lender to file against such Borrower, one or more financing, continuation or amendment statements pursuant to the UCC in form and substance satisfactory to Lender, on the condition that the description of the collateral in any such statement only is limited to only the Collateral. Subject to any expense limitation set forth in Section 13.9 all charges, expenses and fees Lender may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's Account, and added to the Obligations, or, at Lender's option, shall be paid by Borrower to Lender immediately upon demand.

4.3. Preservation of Collateral. Following the occurrence of a Default or Event of Default, in addition to the rights and remedies set forth in Section 11.1 hereof, Lender: (a) may at any time take such steps as Lender deems necessary to protect Lender's interest in and to preserve the Collateral, including the hiring of cyber and security consultants or implementing other security protection measures as Lender may deem appropriate; (b) may purchase or lease cold storage vaults to preserve the Collateral and to otherwise do all acts necessary to protect Lender's interests in the Collateral; and (c) may acquire one or more hardware wallets where Lender may store the private keys associated with all or part of the Collateral. Borrower shall cooperate fully with all of Lender's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Lender may direct. Borrower shall reimburse Lender all of Lender's expenses of preserving the Collateral, including any expenses relating to the bonding or insuring of a custodian, which reimbursement obligation shall be part of the Obligations. Nothing contained in this Section 4.3 is intended to impose any burden or obligation on Lender to preserve or hold any portion of the Collateral, and Lender may immediately, with or without notice, liquidate some or all of the Collateral following an Event of Default.

4.4. Ownership and Location of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to Lender's security interest, Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of its respective Collateral to Lender; and the Collateral shall be free and clear of all Liens whatsoever.

4.5. Defense of Lender's Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Lender's interests in the Collateral shall continue in full force and effect. During such period Borrower shall not, without Lender's prior written consent, pledge, sell, assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way, any part of the Collateral. Borrower shall defend Lender's interests in the Collateral against any and all Persons whatsoever. At any time, following demand by Lender for payment of all Obligations during the continuance of an Event of Default, Lender shall have the right to take control of the Collateral in whatever manner stored, including hardware wallets, software wallets, whether encrypted or unencrypted, and all medium upon which the private keys associated with the Collateral are retrievable. In addition, with respect to all Collateral, Lender shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other Applicable Law.

4.6. Financing Statements. Except with respect to the financing statements filed by Lender, no financing statement covering any of the Collateral or any proceeds thereof is or will be on file in any public office.

4.7 Custodian.

(a) Lender shall have no liability to Borrower or other person for Custodian's failure to comply with any of its contractual obligations with respect to the Collateral or any other acts or omissions of Custodian, including, without limitation, any losses or damages arising out of the theft or misappropriation of the Collateral or claims that Custodian failed to properly safeguard the Collateral. Any diligence performed by Lender with respect to the qualifications and suitability of Custodian is solely for Lender's benefit. Lender makes no representations or statements about the Custodian's experience or qualifications to perform its obligations under the Collateral Covenants. Borrower is engaged in commercial activities involving virtual currency and digital assets, has significant experience buying, selling and storing virtual currency and other digital assets, including bitcoin, and has done its own evaluation and diligence concerning Custodian. By entering into this Agreement and accepting the Term Loan, Borrower represents and warrants to Lender that it has performed independent diligence on the Custodian and determined Custodian to be qualified to custody the Collateral. Borrower is under no obligation to enter into the transactions evidenced by this Agreement and does so only after making the determination in the immediately preceding sentence.

(b) In the event Borrower suffers any loss or damages as a result of Custodian's acts or omissions, including without limitation, any theft or misappropriation of the Collateral, Borrower shall look solely to Custodian for any such loss or damages. Borrower hereby waives and releases Lender from any and all claims, liabilities, damages, losses or otherwise caused by Custodian or Custodian's employees, agents or contractors, including, without limitation, any claims or causes of action based on the theory that Borrower sustained damages or losses as a result of Lender

conditioning the making of the Term Loan on the requirement that a Lender-approved custodian control the Collateral during the term of the Term Loan.

(c) Without limiting the generality of the provisions in subparagraph (a) above, Borrower also acknowledges that it shall have no right to offset any amounts owed under this Agreement or any Loan Documents by any claims against Custodian, including, without limitation, claims arising out of the theft or misappropriation of any of the Collateral, it being understood that Borrower's obligations hereunder are absolute and irrespective of any such losses or claims.

(d) Borrower acknowledges that Lender may have entered into separate agreements with Custodian and/or one or more Affiliates of Custodian pursuant to which Lender compensates Custodian or Affiliates of Custodian, including, without limitation, for performing certain loan servicing functions with respect to the Collateral and/or the Term Loan. The obligations of the Custodian or the Affiliates of Custodian under those agreements to service certain aspects of the Term Loan and provide trade execution services are for the sole benefit of Lender and Borrower is not an intended third-party beneficiary under any such agreements.

(e) Lender shall not be liable to Borrower for any delays in the return of any Collateral to Borrower resulting from any delays caused by the Custodian or any other cause outside the reasonable control of Lender, including, without limitation, any disruption of the bitcoin network or governmental directive preventing the lawful transfer of the Collateral to Borrower.

(f) Custodian shall constitute a "securities intermediary" as that term is defined in Article 8 of the Uniform Commercial Code of the State of New York ("**Article 8**"), or an agent thereof. Borrower and Lender acknowledge and agree that (i) the Collateral Account is considered a "securities account" under Article 8, and (iii) the Collateral in the Collateral Account shall be considered "financial assets" under Article 8. The treatment of Collateral as a financial asset under Article 8 does not determine the characterization or treatment of those assets under any other law or rule.

(g) Lender may from time to time require Borrower to establish the Collateral Account with a substitute Custodian (each, a "Replacement Custodian"). Upon Borrower's receipt of Lender's written request to establish a Collateral Account with a substitute Custodian, Borrower shall, within thirty (30) Business Days after receiving Lender's request, (i) cause such replacement Collateral Account to be established, (ii) transfer the Collateral to the replacement Collateral Account, and (iii) enter into, and cause the substitute Custodian to enter into, an account control agreement in form and substance acceptable to Lender. Borrower's failure to perform the foregoing obligations within that thirty (30) Business Days period shall entitle Lender to immediately (x) cause the liquidation of some or all of the Collateral and the application of the proceeds to repay all outstanding Obligations, and/or (y) direct the Custodian to transfer some or all of the Collateral to another account under the exclusive control of the Lender, which other account may be maintained with another custodian or subject to self-custody (the actions in clauses (x) and (y), collectively, "Protective Measures". Notwithstanding anything to the contrary contained herein, in the event Lender determines a material adverse change has occurred with respect to the then current Custodian, Lender may immediately take such Protective Measures as Lender deems necessary or prudent, in its reasonable discretion, without any prior notice to, or consent from, Borrower. In the event Lender exercises any right to liquidate Collateral under this

Section 4.7(g), Borrower shall remain liable for any remaining outstanding principal balance of the Term Loan after application of the proceeds from the liquidated Collateral. Subject to Borrower's timely compliance with the foregoing provisions of this Section 4.7(g), in the event Lender previously caused the Collateral to be transferred to another custodian or to self-custody the Collateral, Borrower may thereafter request that Lender custody the Collateral with a substitute Custodian mutually acceptable to both Lender and Borrower. If, after thirty (30) days from the date Borrower provides such written request to Lender, Borrower and Lender are unable to agree upon a substitute Custodian, Borrower may, without any prepayment fees, repay the outstanding principal balance of the Term Loan, together with all accrued and unpaid interest and all other amounts due under the Loan Documents. Borrower acknowledges that the provisions of this Section 4.7 are not intended to condition the effectiveness of Lender's designation of a substitute Custodian on Borrower's consent or approval.

V. REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1. Authority. Borrower has full power, authority and legal right to enter into this Agreement and the Loan Documents to which it is a party and to perform all its respective Obligations hereunder and thereunder. This Agreement and the Loan Documents to which it is a party have been duly executed and delivered by Borrower, and this Agreement and the Loan Documents to which it is a party constitute the legal, valid and binding obligation of such Borrower enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement and of the Loan Documents to which it is a party (a) are within such Borrower's corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Borrower's Organizational Documents or to the conduct of such Borrower's business or of any material contract or undertaking to which such Borrower is a party or by which such Borrower is bound, (b) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a material contract or any other Person, and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien upon any asset of such Borrower (other than the liens created hereunder in favor of Lender) under the provisions of any agreement, instrument, or other document to which such Borrower is a party or by which it or its property is a party or by which it may be bound.

5.2. Formation and Qualification. Borrower is duly incorporated or formed, as applicable, and in good standing under the laws of the state in which it is organized and is qualified to do business and is in good standing in the states where it conducts business which constitute all states in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect on such Borrower. Borrower has delivered to Lender true and complete copies of its Organizational Documents and will promptly notify Lender of any amendment or changes thereto.

5.3. Survival of Representations and Warranties. All representations and warranties of such Borrower contained in this Agreement and the Loan Documents to which it is a party shall be true at the time of such Borrower's execution of this Agreement and the Loan Documents to which it is a party, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

5.4. Tax Returns. Borrower has filed all federal, state and local tax returns, to the extent required, and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of Borrower is adequate for all years not closed by applicable statutes, and for its current fiscal year, and no Borrower has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

5.5. Financial Statements. The December 31, 2020, December 31, 2021 and year-to-date March 31, 2022 balance sheets of Borrower (the "Balance Sheet") furnished to Lender are accurate, complete and correct in all material respects and fairly reflects the financial condition of Borrower as of the Closing Date, and has been prepared in accordance with GAAP, consistently applied. The Balance Sheet has been certified as accurate, complete and correct in all material respects by the Chief Financial Officer of Borrower. All financial statements referred to in this section 5.5, including the related schedules and notes thereto, have been prepared in accordance with GAAP, except as may be disclosed in such financial statements.

5.6. Entity Names. Except as disclosed to Lender, in writing, during the application process, Borrower has not been known by any other company or corporate name, as applicable, in the past five (5) years, nor has Borrower been the surviving corporation or company, as applicable, of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years.

5.7. Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance.

(a) (i) Borrower is, and after giving effect to the Term Loan, Borrower will be solvent, able to pay its debts as they mature, and has, and after giving effect to the Term Loan, will have capital sufficient to carry on its business and all businesses in which it is about to engage, (ii) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities, and (iii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

(b) Except as disclosed by Borrower to Lender in writing prior to the Closing Date, no Borrower has any pending or threatened litigation, arbitration, actions or proceedings. No Borrower has any outstanding Indebtedness other than the Obligations, except for (i) Indebtedness reflected on the Borrower's financial statements delivered to Lender, and (ii) Indebtedness incurred in the ordinary course of Borrower's business that is not secured by any lien, security interest other charge in or against the Collateral.

(c) Borrower is not in violation of any applicable statute, law, rule, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect,

nor is Borrower in violation of any order of any court, Governmental Body or arbitration board or tribunal.

(d) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA in connection with the termination of a Plan, and each Plan maintained by the Borrower is in compliance with the presently applicable provisions of ERISA and the Code.

5.8. Licenses and Permits. Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law, rule or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could reasonably be expected to have a Material Adverse Effect.

5.9. Default of Indebtedness. No Borrower is in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

5.10. No Default. No Borrower is in default in the payment or performance of any of its contractual obligations and no Default or Event of Default has occurred.

5.11. Disclosure. No representation or warranty made by Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to such Borrower which such Borrower has not disclosed to Lender in writing with respect to the transactions contemplated by or this Agreement which could reasonably be expected to have a Material Adverse Effect.

5.12. Business and Property of Borrower. Upon and after the Closing Date, Borrower does not propose to engage in any business other than the business it currently operates as of the Effective Date, and activities incidental thereto or otherwise necessary to conduct the foregoing. On the Closing Date, Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of such Borrower.

5.13. Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to Lender for Borrower on or prior to the Closing Date, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the date hereof and as of the date any such update is delivered. The Borrower acknowledges and agrees that the Certificate of Beneficial Ownership is one of the Loan Documents.

5.14 Eligible Contract Participant. Borrower qualifies as an Eligible Contract Participant.

5.15 Intentionally omitted.

VI. AFFIRMATIVE COVENANTS.

Borrower shall, until payment in full of the Obligations and termination of this Agreement:

6.1. Compliance with Laws. Comply with all Applicable Laws with respect to the Collateral or any part thereof or to the operation of such Borrower's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect (except to the extent any separate provision of this Agreement shall expressly require compliance with any particular Applicable Law(s) pursuant to another standard). Borrower may, however, contest or dispute any Applicable Laws in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Lender to protect Lender's Lien on or security interest in the Collateral.

6.2. Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business according to good business practices; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect.

6.3. Books and Records. Keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs (including without limitation accruals for taxes), all in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrower.

6.4. Payment of Taxes. Pay, when due, all taxes, assessments and other charges lawfully levied or assessed upon such Borrower or any of the Collateral, including personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any tax by any Governmental Body is or may be imposed on or as a result of any transaction between Borrower and Lender which Lender may be required to withhold or pay or if any taxes, assessments, or other charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Lender's 's opinion, may possibly create a valid Lien on the Collateral, Lender may without notice to Borrower pay the taxes, assessments or other charges and Borrower hereby indemnifies and holds Lender harmless in respect thereof. The amount of any payment by Lender under this Section 6.4 shall be charged to Borrower' Account as an Advance and added to the Obligations and, until Borrower shall furnish Lender with an indemnity therefor (or supply Lender with evidence satisfactory to Lender that due provision for the payment thereof has been made), Lender may hold without interest any balance standing to Borrower' credit and Lender shall retain its security interest in and Lien on any and all Collateral held by Lender.

6.5. Financial Covenants.

(a) Adjusted Net Worth. Borrower shall maintain at all times an Adjusted Net Worth in an amount not less than $350,000,000.00. Lender shall determine compliance quarterly based on Borrower's consolidated financial statements filed with the United States Securities and Exchange Commission (SEC). As used herein, the term "Adjusted Net Worth" means for Borrower the excess of its total assets over its total liabilities, with consideration for bitcoin at fair market value based on the date of such financial statement.

(b) Minimum Liquidity. Borrower shall maintain minimum unrestricted and unencumbered cash of at least $25,000,000.00, which shall be verified quarterly based on consolidated financial statements filed with the SEC for the preceding quarter.

6.6. Insurance.

(a) (i) Borrower shall maintain, at a minimum, commercial general liability insurance in an amount satisfactory to Lender, and such other insurance coverages, as is customary in the case of companies engaged in businesses similar to Borrower, and having deductibles consistent with customary practice. Borrower shall require the Custodian to maintain coverage that insures against the theft, or the accidental or intentional loss or destruction of, the private keys associated with the Collateral, subject to certain exclusions from coverage that are generally applicable to all digital assets in the custody of the Custodian (the "Required Digital Assets Coverage"). During the time in which the Collateral remains in the custody of the Custodian and the Custodian maintains the Required Digital Asset Coverage, Borrower is not required to maintain separate coverage for losses covered by the Required Digital Assets Coverage.

(b) With respect to any Required Digital Assets Coverage maintained by a Custodian, Borrower acknowledges that such coverages may not be sufficient to cover the entire loss in the event some or all of the Collateral is lost or stolen. Lender's acceptance of such insurance should not be considered as a representation, opinion or indication that the coverages provided by the Custodian are suitable for Borrower. In some cases, the amount of proceeds available on account of a loss may only be sufficient to repay the Obligations and may not be sufficient to cover some or all of Borrower's equity in the Collateral. As such, Borrower should evaluate with its risk management personnel what insurance coverage it should maintain independent of those maintained by the Custodian.

6.7. Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods) all its Indebtedness, except when the failure to do so would not reasonably be expected to have a Material Adverse Effect.

6.8. Standards of Financial Statements. Cause all financial statements referred to in Section 9.2 as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein and agreed to by such reporting accountants or officer, as applicable).

6.9. Execution of Supplemental Instruments. Execute and deliver to Lender from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Lender may request, in order that the full intent of this Agreement may be carried into effect.

6.10. Certificate of Beneficial Ownership and Other Additional Information. Provide to Lender: (i) confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to the Lender ; (ii) a new Certificate of Beneficial Ownership, in form and substance satisfactory to Lender when the individual(s) to be identified as a Beneficial Owner have changed; and (iii) such other information and documentation as may reasonably be requested by Lender from time to time for purposes of compliance by Lender with applicable laws (including without limitation the USA PATRIOT ACT and other "know your customer" and anti-money laundering rules and regulations), and any policy or procedure implemented by Lender or such Lender to comply therewith.

6.11 Operational Security. Borrower shall follow and maintain operational security best practices throughout the Term of the Term Loan, including, without limitation, ensuring that all communications initiated by Borrower to Lender and/or Custodian involving private or public keys or other sensitive information are accomplished through secure means, such as encrypted email communication. Borrower shall employ adequate security measures to safeguard any passwords, personal identification numbers and other credentials that can be used to access information about the Term Loan, the Collateral and any deposits and/or withdrawals of digital assets involving the Term Loan.

VII. NEGATIVE COVENANTS.

Borrower shall not, until satisfaction in full of the Obligations and termination of this Agreement:

7.1. Sale of Collateral. Sell, lease, transfer or otherwise dispose of any Collateral in violation of this Agreement.

7.2. Creation of Liens. Create or suffer to exist any Lien or transfer upon or against any of the Collateral in violation of this Agreement.

7.3. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except (i) in the Ordinary Course of Business and (ii) $747,500,000.00 principal amount of 1.0% Convertible Senior Notes due 2026 and any restructurings thereof.

7.4. Nature of Business. Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the Ordinary Course of Business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

7.5. Fiscal Year and Accounting Changes. Change its fiscal year end or make any change (a) in accounting treatment and reporting practices except as required by GAAP or (b) in

tax reporting treatment except as required by law or with the prior consent of Lender, which will not be unreasonably withheld or delayed.

7.6. Pledge of Credit. Now or hereafter pledge Lender's credit on any purchases, commitments or contracts or for any purpose whatsoever or use any portion of any Advance in or for any business other than such Borrower's business operations as conducted on the Closing Date.

7.7. Compliance with ERISA. Cause, or permit any member of the Controlled Group to cause, a representation or warranty in Section 5.7(d) to cease to be true and correct.

VIII. CONDITIONS PRECEDENT.

8.1 The agreement of Lender to make the Initial Draw on the Closing Date is subject to the satisfaction, or waiver by Lender, immediately prior to or concurrently with the making of the Initial Draw, of the following conditions precedent:

(a) This Agreement. Lender shall have received this Agreement duly executed and delivered by an authorized officer of Borrower;

(b) Note. Lender shall have received the Note duly executed and delivered by an authorized officer of Borrower;

(c) Loan Documents. Lender shall have received each of the executed Loan Documents, as applicable, including, without limitation, and the Account Control Agreement in form and substance satisfactory to Lender;

(d) Collateral Value. Lender shall have received evidence from Custodian that the aggregate amount of Collateral in the Collateral Account is sufficient in value and amount, at or prior to closing, to support the amount of the Term Loan on the Closing Date;

(e) Net Worth and Liquidity. Lender shall have received satisfactory evidence that Borrower meets the Net Worth and Minimum Liquidity covenants;

(f) Filings, Registrations and Recordings. Each document (including any UCC financing statement) required by this Agreement, any related agreement or under law or reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Lender shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

(g) Secretary's Certificates, Authorizing Resolutions and Good Standings of Borrower. Lender shall have received a certificate of the Secretary or Assistant Secretary (or other equivalent officer, partner or manager) of Borrower in form and substance satisfactory to Lender dated as of the Closing Date which shall certify (i) copies of resolutions in form and substance reasonably satisfactory to Lender, of the board of directors (or other equivalent governing body, member or partner) of such Borrower authorizing (x) the execution, delivery and performance of

this Agreement, the Notes and each Loan Document to which such Borrower is a party (including authorization of the incurrence of indebtedness and borrowing of the Term Loan), and (y) the granting by such Borrower of the security interests in and liens upon the Collateral to secure all of the Obligations of Borrower (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Borrower authorized to execute this Agreement and the Loan Documents, (iii) copies of the Organizational Documents of such Borrower as in effect on such date, complete with all amendments thereto, and (iv) the good standing (or equivalent status) of such Borrower in its jurisdiction of organization and each applicable jurisdiction where the conduct of such Borrower's business activities or the ownership of its properties necessitates qualification, as evidenced by good standing certificate(s) (or the equivalent thereof issued by any applicable jurisdiction) dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each such jurisdiction;

(h) Legal Opinion. Lender shall have received in form and substance satisfactory to Lender, a legal opinion from Borrower's legal counsel as to good standing, due authorization, enforceability as such other matters as customarily required for transaction in the nature of the Term Loan;

(i) No Litigation. No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against Borrower or against the officers or directors of Borrower (A) in connection with this Agreement, the Note, the Term Loan Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Lender, is deemed material or (B) which could, in the reasonable opinion of Lender, have a Material Adverse Effect; and no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business or inconsistent with the due consummation of the transactions contemplated by this Agreement shall have been issued by any Governmental Body;

(j) Fees. Lender shall have received all fees payable to Lender on or prior to the Closing Date hereunder, including pursuant to Article III hereof;

(k) Insurance. Subject to the provisions of Section 6.6(a), Lender shall have received in form and substance satisfactory to Lender, (i) evidence that adequate insurance required to be maintained under this Agreement is in full force and effect, (ii) insurance certificates issued by Borrower's insurance broker containing such information regarding Borrower's insurance policies as Lender shall request;

(l) Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and its counsel; and

(m) Representations and Warranties. Each of the representations and warranties made by Borrower in or pursuant to this Agreement, the Loan Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, the Loan Documents or any related agreement shall be true and correct in all

respects on and as of such date as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date).

8.2. Conditions to Delayed Draw. In addition to the conditions precedent set forth in Section 8.1, the agreement of Lender to make the Delayed Draw is subject to the satisfaction of the following conditions precedent as of the date such Delayed Draw is made:

(a) Request for Delayed Draw. A properly completed Request for Delayed Draw received on or before the Delayed Draw Deadline;

(b) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the disbursement requested to be made, on such date; provided, however that Lender, in its sole discretion, may make the Delayed Draw notwithstanding the existence of an Event of Default or Default and that the disbursement of the Delayed Draw made shall not be deemed a waiver of any such Event of Default or Default;

(c) Maximum Disbursements. After giving effect to the requested disbursement, the aggregate amount of disbursements shall not exceed the amount of the Term Commitment; and

(d) Collateral Value. Lender shall have received evidence from Custodian that the aggregate amount of Collateral in the Collateral Account is sufficient in value and amount, at or prior to the disbursement of the Delayed Draw, to support the outstanding principal balance of the Term Loan on the day of disbursement.

Borrower's request for the Delayed Draw hereunder shall constitute a representation and warranty by Borrower as of the date of such disbursement of the Delayed Draw that the conditions contained in this Section shall have been satisfied.

IX. INFORMATION AS TO BORROWER.

Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

9.1. Disclosure of Material Matters. Immediately upon learning thereof, report to Lender all matters materially affecting the value, enforceability or collectability of any portion of the Collateral, or any Lien other than Lender's security interest, placed upon or asserted against Borrower or any Collateral.

9.2. Financial Statements. Borrower shall, in accordance with Section 13 or 15(d) of the Securities and Exchange Act of 1934, file with the SEC: (a) an annual financial report on Form 10-K within ninety (90) days after the end of each of its fiscal years, and (b) quarterly financial reports on Form 10-Q forty-five (45) days after the end of each of its first three fiscal quarters, each of the preceding dates a "Reporting Due Date." The Borrower's Reporting Due Date for any Form 10-K or Form 10-Q may be extended for only such time as permitted by the SEC if the Borrower shall file with the SEC an accurate and complete SEC Form NT 10-K or NT 10-Q, as

applicable, prior to each respective Reporting Due Date and provide a copy of such Form NT to Lender immediately after filing.

9.3. Intentionally Omitted.

9.4. Collateral Account Reports. At or prior to 1:00 p.m. PT each day during an Availability Period, the Borrower shall make available a report to the Lender that sets forth the total amount of bitcoin subject to the Collateral Account, in each case as of 1:00 p.m. PT on the immediately preceding day. Notwithstanding the foregoing, Borrower will not be required to submit such reports for so long as Lender does not provide written notice to Borrower that the applicable Custodian is no longer providing such reports directly to Lender.

9.5. Intentionally Omitted.

9.6. Additional Information. Furnish Lender with such additional information as Lender shall reasonably request in order to enable Lender to determine whether the terms, covenants, provisions and conditions of this Agreement and the Notes have been complied with by Borrower including, without the necessity of any request by Lender, copies of all security audits and reviews.

9.7. Notice of Suits, Adverse Events. Furnish Lender with prompt written notice of (a) any lapse or other termination of any Consent issued to Borrower by any Governmental Body or any other Person that is material to the operation of Borrower's business, (b) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (c) copies of any periodic or special reports filed by Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of Borrower, or if copies thereof are requested by Lender, and (d) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower.

9.8. Financial Disclosure. Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by such Borrower at any time during the Term to exhibit and deliver to Lender copies of any of such Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Lender any information such accountants may have concerning such Borrower's financial status and business operations. Borrower hereby authorizes all Governmental Bodies to furnish to Lender copies of reports or examinations relating to such Borrower, whether made by such Borrower or otherwise; however, Lender will attempt to obtain such information or materials directly from such Borrower prior to obtaining such information or materials from such accountants or Governmental Bodies.

X. EVENTS OF DEFAULT.

The occurrence of any one or more of the following events shall constitute an "Event of Default":

10.1. Nonpayment. Failure by Borrower to pay (a) within ten (10) days of the date due, any scheduled installment of principal or interest on the Obligations, or (b) on or before the date

due, any other fee, charge, amount or liability provided for herein, including, without limitation, any amounts owed under Section 2.4, or in any Loan Document, in each case whether at maturity, by reason of acceleration pursuant to the terms of this Agreement, by notice of intention to prepay or by required prepayment.

10.2. Breach of Representation. Any representation or warranty made or deemed made by Borrower in this Agreement, any Loan Document or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been incorrect or misleading in any material respect on the date when made or deemed to have been made; provided that, in each case, such inaccuracies, to the extent capable of being corrected, are not corrected within ten (10) days following notice from Lender.

10.3. Financial Information. Failure by Borrower to (a) file financial reports in accordance with Section 9.2, or (b) provide Lender with financial information it may request within three (3) Business Days of such requests or (c) permit the inspection of its books or records in accordance with this Agreement;

10.4. Judicial Actions. Issuance of a notice of Lien, levy, assessment, injunction or attachment (a) against any Collateral or (b) against a material portion of Borrower's other property which is not stayed or lifted within thirty (30) days;

10.5. Noncompliance. Except as otherwise provided for in Sections 10.1, 10.2, 10.3 and 10.4, (a) failure or neglect of Borrower, or any Person to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any Loan Document or any other agreement or arrangement, now or hereafter entered into between Borrower, or such Person, and Lender beyond any applicable cure and/or grace period;

10.6. Judgments. Any (a) judgment or judgments, writ(s), order(s) or decree(s) for the payment of money are rendered against Borrower for an aggregate amount in excess of $500,000.00 and (b) (i) action shall be legally taken by any judgment creditor to levy upon assets or properties of Borrower to enforce any such judgment, (ii) such judgment shall remain undischarged for a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, shall not be in effect, or (iii) any Liens arising by virtue of the rendition, entry or issuance of such judgment upon assets or properties of Borrower shall be senior to any Liens in favor of Lender on such assets or properties;

10.7. Bankruptcy. Borrower, any Subsidiary or Affiliate of Borrower shall (a) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under any state or federal bankruptcy or receivership laws (as now or hereafter in effect), (e) be the subject of an Insolvency Event or otherwise be adjudicated a bankrupt or insolvent (including by entry of any order for relief in any involuntary bankruptcy or insolvency proceeding commenced against it), (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within

thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (h) take any action for the purpose of effecting any of the foregoing;

10.8. Material Adverse Effect. The occurrence of any event or development which could reasonably be expected to have a Material Adverse Effect;

10.9. Lien Priority. Any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest in the Collateral;

10.10. Cross Default. Either (a) any specified "event of default" under any Indebtedness (other than the Obligations) of Borrower with a then-outstanding principal balance (or, in the case of any Indebtedness not so denominated, with a then-outstanding total obligation amount) of $500,000.00 or more, or any other event or circumstance which would permit the holder of any such Indebtedness of Borrower to accelerate such Indebtedness (and/or the obligations of Borrower thereunder) prior to the scheduled maturity or termination thereof, shall occur (regardless of whether the holder of such Indebtedness shall actually accelerate, terminate or otherwise exercise any rights or remedies with respect to such Indebtedness), (b) a default of the obligations of Borrower under any other agreement to which it is a party shall occur which has or is reasonably likely to have a Material Adverse Effect, or (c) Lender declares a default or "event of default" under any other loan or extension of credit or other account agreement to Borrower or an Affiliate of Borrower;

10.11. Intentionally Omitted.

10.12. Change of Control. Any Change of Control shall occur without Borrower's prior written notice to Lender and Lender's prior written approval thereof;

10.13. Invalidity. Any material provision of this Agreement or any Loan Document shall, for any reason, cease to be valid and binding on Borrower, or Borrower shall so claim in writing to Lender or Borrower challenges the validity of or its liability under this Agreement or any Loan Document;

10.14. Seizures. Any portion of the Collateral shall be seized, subject to garnishment or taken by a Governmental Body; and

10.15. Anti-Money Laundering/International Trade Law Compliance. Any representation or warranty contained in Section 13.16 is or becomes false or misleading at any time.

XI. LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT.

11.1. Rights and Remedies.

(a) During the continuance of: (i) an Event of Default pursuant to Section 10.7 (other than Section 10.7(g)), all Obligations shall be immediately due and payable accruing interest at the Default Rate, and (ii) any of the other Events of Default and at any time thereafter, at the option of Lender, shall be immediately due and payable. Upon the occurrence of any Event of Default, Lender shall have the right to exercise any and all rights and remedies provided for herein,

under the Loan Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial or non-judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. With or without having the Collateral at the time or place of sale, Lender may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Lender may elect. The cash proceeds realized from the sale of any Collateral shall be applied to the Obligations in the order determined by Lender in its reasonable discretion. Noncash proceeds will only be applied to the Obligations as they are converted into cash. If any deficiency shall arise, Borrower shall remain liable to Lender therefor. Notwithstanding anything to the contrary contained herein, Lender may sell, or direct any Custodian to sell, any bitcoin, Forked Assets or other digital assets in the Collateral Account without (i) any notice to Borrower, (ii) any publication of notice about a sale of such assets, it being acknowledged by Borrower that highly liquid and efficient markets exist for the sale of bitcoin, or (iii) any obligation to account to Borrower for any losses caused by Lender's decision to liquidate such Collateral.

(b) To the extent that Applicable Law imposes duties on Lender to exercise remedies in a commercially reasonable manner, Borrower acknowledges and agrees that it is not commercially unreasonable for Lender, within customary and usual practices in the commercial banking industry in the U.S.: (i) to fail to incur expenses reasonably deemed significant by Lender to safeguard the Collateral pending disposition; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (iii) to fail to remove Liens on or any adverse claims against Collateral; (iv) if required under the UCC, to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (v) to contact other Persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of such Collateral; (vi) to hire one or more market makers and/or brokers specializing in digital asset transactions to assist in the disposition of Collateral; (vii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets; (viii) to dispose of assets in wholesale rather than retail markets; (ix) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (x) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral; or (xi) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Borrower acknowledges that the purpose of this Section 11.1(b) is to provide non-exhaustive indications of what actions or omissions by Lender would not be commercially unreasonable in Lender's exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11.1(b). Upon the occurrence of any Event of Default, Lender shall have the right to exercise any and all rights and remedies provided for herein, under the Loan Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any

available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Without limitation upon the foregoing, nothing contained in this Section 11.1(b) shall be construed to grant any rights to Borrower or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 11.1(b).

11.2. Lender's Discretion. Lender shall have the right in its commercially reasonable discretion to determine which rights, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate, or modify, which procedures, timing and methodologies to employ, and what any other action to take with respect to any or all of the Collateral and in what order, thereto and such determination will not in any way modify or affect any of Lender's rights hereunder as against Borrower or each other.

11.3. Setoff. In addition to any other rights which Lender may have under Applicable Law, upon the occurrence of an Event of Default hereunder, Lender shall have a right, immediately and without notice of any kind, to apply Borrower's property held by Lender or any of its Affiliates to reduce the Obligations and to exercise any and all rights of setoff which may be available to Lender with respect to any deposits held by Lender.

11.4. Liquidation without Notice. Borrower acknowledges that the price of bitcoin is (a) volatile and thus may decline speedily in value, and (b) bitcoin is a type of asset customarily sold on a recognized market. Accordingly, Borrower acknowledges and agrees that it would not be necessary under Section 9-611(b) of the UCC to give notice of any proposed disposition of the Collateral.

11.5. Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

XII. WAIVERS AND JUDICIAL PROCEEDINGS.

12.1. Waiver of Notice. Borrower hereby waives notice of non-payment of any indebtedness, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

12.2. Delay. No delay or omission on Lender's 's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

XIII. EFFECTIVE DATE AND TERMINATION.

13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower and Lender shall become

effective on the date hereof and shall continue in full force and effect until August 5, 2024 (the "Term") unless sooner terminated as herein provided.

13.2. Termination. The termination of the Agreement shall not affect Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination or any Obligations which pursuant to the terms hereof continue to accrue after such date, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created and Obligations have been fully and indefeasibly paid, disposed of, concluded or liquidated. The security interests, Liens and rights granted to Lender hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Borrower have been indefeasibly paid. Accordingly, Borrower waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations have been indefeasibly paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are indefeasibly paid and performed in full.

13.3. Governing Law. This Agreement and each Loan Document (unless and except to the extent expressly provided otherwise in any such Loan Document), and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement, the Loan Documents or any related agreement may be brought in any court of competent jurisdiction in the State of California or New York, United States of America, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Borrower at its address set forth in this Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at Lender's option, by service upon Borrower which Borrower irrevocably appoints as such Borrower's agent for the purpose of accepting service within the State of New York or California, as applicable. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Borrower waives the right to remove any judicial proceeding brought against such Borrower in any state court to any federal court. Any judicial proceeding by Borrower against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related

agreement, shall be brought only in a federal or state court located in New York or California, at Lender's discretion.

13.4. Entire Understanding.

(a) THIS AGREEMENT AND THE DOCUMENTS EXECUTED CONCURRENTLY HEREWITH CONTAIN THE ENTIRE UNDERSTANDING BETWEEN BORROWER AND LENDER AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. ANY PROMISES, REPRESENTATIONS, WARRANTIES OR GUARANTEES NOT HEREIN CONTAINED AND HEREINAFTER MADE SHALL HAVE NO FORCE AND EFFECT UNLESS IN WRITING, SIGNED BY BORROWER'S AND LENDER'S RESPECTIVE OFFICERS. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Notwithstanding the foregoing, Lender may modify this Agreement or any of the Loan Documents for the purposes of completing missing content or correcting erroneous content of an administrative nature, without the need for a written amendment, provided that the Lender shall send a copy of any such modification to Borrower (which copy may be provided by electronic mail). Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

13.5. Successors and Assigns; Participations.

(a) This Agreement shall be binding upon and inure to the benefit of Borrower and Lender, all future holders of the Obligations and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement.

(b) Borrower acknowledges that in the regular course of commercial banking business Lender may at any time and from time to time sell participating interests in the Obligations to other Persons. Each Participant may exercise all rights of payment (including rights of set-off) with respect to the portion of such Obligations held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof provided that (i) Borrower shall not be required to pay to any Participant more than the amount which it would have been required to pay to Lender which granted an interest in the Obligations payable hereunder to such Participant had Lender retained such interest in the Obligations payable hereunder unless the sale of the participation to such Participant is made with Borrower's prior written consent, and (ii) in no event shall Borrower be required to pay any such amount arising from the same circumstances and with respect to the other Obligations payable hereunder to both Lender and such Participant. Borrower hereby grants to any Participant a continuing security interest in any deposits, moneys or other property actually or constructively held by such Participant as security for the Participant's interest in the Obligations.

13.6. Notice. Any notice or request hereunder may be given to Borrower or to Lender at their respective addresses set forth below or at such other address as may hereafter be specified in

a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section 13.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a website to which Borrower are directed (an "Internet Posting") if Notice of such Internet Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 13.6) in accordance with this Section 13.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names in this Section 13.6 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 13.6. Any Notice shall be effective:

(a) In the case of hand-delivery, when delivered;

(b) If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(c) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, an Internet Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

(d) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

(e) In the case of electronic transmission, when actually received;

(f) In the case of an Internet Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 13.6; and

(g) If given by any other means (including by overnight courier), when actually received.

(A) If to Lender at:

Silvergate Bank
4250 Executive Square, Suite 300
La Jolla, Ca 92037
Attention: Loan Servicing
Telephone: (858) 362-6300
Facsimile: (858) 362-6323
Email: loanservicing@silvergate.com

(B) If to Borrower:

Marathon Digital Holdings, Inc.
1180 North Town Center Drive, Suite 100
Las Vegas, NV 89144
Attention: Fred Thiel
Telephone: (725) 218-3415
Email: fred@marathondh.com

13.7. Survival. The obligations of Borrower under this Agreement shall survive termination of this Agreement and the Loan Documents and payment in full of the Obligations.

13.8. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

13.9. Expenses. Borrower shall pay all out-of-pocket expenses incurred by Lender and its Affiliates (including the reasonable fees, charges and disbursements of counsel for Lender), in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated). Notwithstanding the forgoing, Borrower shall only pay out-of-pocket expenses in excess of $10,000.00.

13.10. Injunctive Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or threatens to fail to perform, observe or discharge such obligations or liabilities, any remedy at law may prove to be inadequate relief to Lender; therefor, Lender, if Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

13.11 Limitations of Liability.

(a) Neither Lender, nor any agent or attorney for Lender, shall be liable to Borrower (or any Affiliate of any such Person) for indirect, punitive, exemplary or consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations or as a result of any transaction contemplated under this Agreement or any Loan Document.

(b) Notwithstanding anything to the contrary contained in this Agreement, Lender's liability will not exceed the greater of (i) the fair market value of the amount of the Collateral at the time in which the events giving rise to the liability occurred and (ii) the fair market value of the amount of Collateral at the time that Lender notifies Borrower in writing or Borrower otherwise has knowledge of the events giving rise to the liability. The fair market value of each digital asset held as Collateral will be determined by Lender according to the valuation policy used by the Custodian, which may differ from the way the Borrower values its digital asset holdings.

13.12. Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

13.13. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other form of electronic transmission (including email transmission of a PDF image or the use of a third-party platform, including DocuSign) shall be deemed to be an original signature hereto.

13.14. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

13.15. Publicity. Borrower hereby authorizes Lender to make appropriate announcements of the financial arrangement entered into among Borrower and Lender, including announcements which are commonly known as tombstones, in such publications and to such selected parties as Lender shall in its reasonable discretion deem appropriate.

13.16. Anti-Terrorism Laws.

(a) Borrower represents and warrants that (i) no Covered Entity is a Sanctioned Person and (ii) no Covered Entity, either in its own right or through any third party, (A) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (C) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(b) Borrower covenants and agrees that (i) no Covered Entity will become a Sanctioned Person, (ii) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (D) use the proceeds of the Term Loan to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (iii) the funds used to repay the Obligations will not be derived from any unlawful activity, (iv) each Covered Entity shall comply with all Anti-Terrorism Laws and (v) the Borrower shall promptly notify the Lender in writing upon the occurrence of a Reportable Compliance Event.

13.17 Enforcement Waivers.

TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, WITH AND UPON THE

ADVICE OF COMPETENT COUNSEL, AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM, OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Notwithstanding the foregoing to the contrary, in the event that the jury trial waiver contained herein shall be held or deemed to be unenforceable, Borrower hereby agrees that any controversy, dispute, or claim between the parties arising out of or relating to this Agreement shall be resolved by a reference proceeding in California in accordance with the provisions of California Code of Civil Procedure § 638. The referee shall be a retired California state court judge selected by mutual written agreement of the parties. If the parties are unable to agree upon a referee within ten (10) calendar days after one party serves a written notice of its intent to commence a judicial reference proceeding on the other party, then the referee will be selected by the court in accordance with California Code of Civil Procedure § 640(b). The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). The referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. The referee shall render a written statement of decision and shall conduct the proceedings in accordance with the California Code of Civil Procedure, the California Rules of Court, and the California Evidence Code, except as otherwise specifically agreed by the parties and approved by the referee. The referee's statement of decision shall set forth findings of fact and conclusions of law. The referee's decision shall be entered as a judgment in the court in accordance with the provisions of California Code of Civil Procedure §§ 644 and 645, and shall be appealable in accordance with California law.

Nothing in this Agreement shall be deemed to apply to or limit Lender's right to: (i) exercise self-help remedies such as (but not limited to) setoff; (ii) foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights; (iii) obtain from a court provisional or ancillary remedies (including, without limitation, injunctive relief, a writ of possession, prejudgment attachment, a protective order, or the appointment of a receiver); or (iv) pursue its rights against any Person in a third-party proceeding in any action brought against Lender (including, without limitation, actions in bankruptcy court). Neither the exercise of any self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies, or the opposition to any such provisional remedies, shall constitute a waiver of the right of any party, including, without limitation, the claimant in any such action, to require submission to judicial reference the merits of the dispute occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction or venue

in any court is intended to or shall be construed to be in derogation of the foregoing general judicial reference.

The foregoing judicial reference procedure constitutes a full and complete waiver of the right to a trial by jury that the parties may otherwise have and this waiver and judicial reference procedure is a material consideration to each party hereto.

If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired California state court judge, in accordance with the California Arbitration Act, California Code of Civil Procedure §§ 1280 through 1294.2 as amended from time to time.

[*Remainder of page intentionally left blank*]

Each of the parties has signed this Agreement as of the day and year first above written.

BORROWER:

MARATHON DIGITAL HOLDINGS, INC.,
A NEVADA CORPORATION

By: ______________________
Name: Fred Thiel
Title: Chief Executive Officer

LENDER:

SILVERGATE BANK

By: ______________________
Name:
Title:

Exhibit A

Form of Request for Delayed Draw

[ ], 20[__]

To: **SILVERGATE BANK**

To Whom It May Concern:

We refer to the Term Credit and Security Agreement dated as of July 25, 2022 (the "**Agreement**") between Silvergate Bank and Marathon Digital Holdings, Inc., a Nevada corporation. Terms defined in the Agreement have the same meanings in this Request for Delayed Draw (the "**Draw**").

Pursuant to Section 2.1 of the Agreement, the Borrower hereby requests a Draw from the Lender in the amount of $50,000,000.00 on _______________, 20__.

Borrower hereby requests funds of the Delayed Draw should be credited to Borrower as follows:

☐ Deposited into Borrower's account #_____________ with Lender; or

☐ Wired to Borrower's account as follows:

Bank Name:____
Bank ABA:____
Credit Account Name:_________________________________
Credit Account Number:_________________________________
Reference:____

The Borrower hereby represents and certifies to the Lender that as of the date of this Draw, no Event of Default exists and each of the conditions to the requested Draw set forth in the Agreement, including Section 8.2, has been satisfied (or, with respect to Sections 8.2(a) and 8.2(b) will be satisfied) or otherwise waived by the Lender.

Very truly yours,
Marathon Digital Holdings, Inc.,
a Nevada corporation

By: _____________________________
Name:
Title:

TERM CREDIT AND SECURITY AGREEMENT

AMONG

SILVERGATE BANK

(AS LENDER)

AND

MARATHON DIGITAL HOLDINGS, INC.

(AS BORROWER)

July 28, 2022

TERM CREDIT AND SECURITY AGREEMENT

This Term Credit and Security Agreement is dated as of July 28, 2022 among Marathon Digital Holdings, Inc., a Nevada corporation (the "Borrower") and SILVERGATE BANK, a California-chartered commercial bank ("Lender").

IN CONSIDERATION of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

I. DEFINITIONS.

1.1. Accounting Terms. As used in this Agreement, the Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined shall have the respective meanings given to them under GAAP.

1.2. General Terms. For purposes of this Agreement the following terms shall have the following meanings:

"Account" shall mean, collectively, any deposit accounts maintained by Borrower with Lender.

"Account Control Agreement" shall mean that certain Account Control Agreement, dated on or about the date hereof, between Borrower, Lender and Custodian, as the same may be amended, modified, extended, restated, replaced, or supplemented from time to time, including, without limitation, with a successor Custodian.

"Affiliate" of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director, manager, member, managing member, general partner or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise.

"Agreement" shall mean this Term Credit and Security Agreement, as the same may be amended, amended and restated, replaced and restated, extended, supplemented and/or otherwise modified from time to time.

"Anti-Terrorism Laws" shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

"Applicable Law" shall mean all Laws applicable to the Person, conduct, transaction, covenant, Loan Document or contract in question, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations, treaties, directives and orders of any Governmental Body, and all orders, judgments and decrees of all courts and arbitrators.

"Applicable Margin" shall mean one and three-quarter percent (1.75%).

"Approved Electronic Communication" shall mean each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, E-Fax, or any other equivalent electronic service agreed to by Lender, whether owned, operated or hosted by Lender, that any party is obligated to, or otherwise chooses to, provide to Lender pursuant to this Agreement or any Loan Document, including any financial statement, financial and other report, notice, request, certificate and other information material; provided that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that Lender specifically instructs a Person to deliver in physical form.

"Base Rate" is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the "prime rate" then in effect; provided that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Lender, the "Prime Rate" shall mean the rate of interest per annum announced by Lender as its prime rate in effect at its principal office in the State of California (such Lender announced Prime Rate not being intended to be the lowest rate of interest charged by Lender in connection with extensions of credit to debtors).

"Beneficial Owner" shall mean, for Borrower, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of such Borrower's Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct such Borrower.

"Bitcoin" means a digital commodity (or "digital asset") based on the decentralized, open source protocol of the peer-to-peer Bitcoin computer network. By common convention, Bitcoin with a capital "B" typically refers to the Bitcoin Network as a whole, whereas bitcoin with a lowercase "b" refers to the digital asset native to the Bitcoin Network. For purposes of Article IV of this Agreement, the term bitcoin shall be deemed to include Forked Assets, which will be considered proceeds of the original bitcoin for which they share a common public address.

"Bitcoin Network" means the peer-to-peer Bitcoin computer network;

"Blockchain" means the public transaction ledger of the Bitcoin Network;

"Borrower" shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons.

"Business Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by Law to be closed for business in California.

"Certificate of Beneficial Ownership" shall mean, for Borrower, a certificate in form and substance acceptable to Lender (as amended or modified by Lender from time to time in its reasonable discretion), certifying, among other things, the Beneficial Owner of Borrower.

"Change in Law" shall mean the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Applicable Law; (b) any change in any Applicable Law or in the administration, implementation, interpretation or application thereof by any Governmental Body; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Applicable Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.

"Change of Control" shall mean: (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of Borrower to a Person; (b) any merger, consolidation or sale of substantially all of the property or assets of Borrower; or (c) removal of Fred Thiel as an officer and director of the Borrower. For purposes of this definition, "control of Borrower" shall mean the power, direct or indirect, in a single transaction, not involving a public offering (x) to vote more than fifty percent (50%) of the Equity Interests having ordinary voting power for the election of directors (or the individuals performing similar functions) of Borrower or (y) to direct or cause all or substantially all of the direction of the management and policies of Borrower by contract or otherwise.

"Closing Date" shall mean the date on which the conditions precedent set forth in Section 8.1 shall be satisfied or waived, in accordance with the terms hereof or such other date as may be agreed to in writing by the parties hereto.

"Code" shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

"Collateral" shall mean and include all of Borrower's rights, title and interest, in and to any assets, including bitcoin, deposited, or required to be deposited, in the Collateral Account, together with all security entitlements (as such term is defined in Article 8 of the Uniform Commercial Code as adopted in the State of New York), in and to any assets, including bitcoin, held in the Collateral Account, together with all substitutions, replacements and proceeds arising out of any of the foregoing.

"Collateral Account" means the account in the name of the Borrower established to hold bitcoin collateral pledged by Borrower to the Lender, as security for the Indebtedness owed by Borrower to Lender, and made subject to the Account Control Agreement.

"Collateral Value" means, as of any date of determination, the value in Dollars of bitcoin held in the Collateral Account, in each case as reasonably determined by Lender as of 1:00 p.m. Pacific Time ("PT") on the Business Day of valuation ("Valuation Time") under the Valuation Method. In the absence of fraud or manifest error, any valuations prepared by Custodian and approved by Lender shall be deemed reasonable for purposes of this paragraph. In determining the Collateral Value, Lender may exclude from the calculation of Collateral Value any bitcoin or other assets that Lender reasonably determines creates an unreasonable risk relating to OFAC, BSA/AML compliance or similar matters based on Lender's blockchain analytics analysis and other diligence. Unless Lender is required by Applicable Law or other governmental or regulatory directive to immediately exclude any assets from the determination of the Collateral Value, Lender shall provide Borrower prior written notice before any such adjustment is made effective.

"Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Bodies and other third parties, domestic or foreign, necessary to carry on Borrower's business or necessary (including to avoid a conflict or breach under any agreement, instrument, other document, license, permit or other authorization) for the execution, delivery or performance of this Agreement, or the Loan Documents, including any Consents required under all applicable federal, state or other Applicable Law.

"Controlled Group" shall mean, at any time, Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with Borrower, are treated as a single employer under Section 414 of the Code or 29 U.S.C. 1301(b)(1).

"Covered Entity" shall mean (a) Borrower, each of Borrower's Subsidiaries, all Guarantors and all pledgors of Collateral and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise.

"Custodian" shall mean NYDIG Trust Company LLC, or such other successor custodian that Lender may approve from time to time, which approval may be granted or withheld in Lender's reasonable discretion.

"Default" shall mean an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default.

"Dollar" and the sign "$" shall mean lawful money of the United States of America.

"Effective Date" means the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement.

"Eligible Contract Participant" has the meaning ascribed to such term under Section 1(a)(12) of the Commodity Exchange Act, as amended and which may further be amended from time to time, including as amended by the Commodity Futures Modernization Act of 2000.

"Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time and the rules and regulations promulgated thereunder.

"Event of Default" shall have the meaning set forth in Article X hereof.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Forked Assets" shall mean digital assets that result from any Hard Fork occurring after the Effective Date.

"GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

"Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

"Hard Fork" means a substantial software modification to the Blockchain which results in two or more competing and incompatible Blockchain implementations, one running the pre-modification software program and the other running the modified version (i.e., a second "Bitcoin network").

"Indebtedness" shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities for borrowed money (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person. For the avoidance of doubt, the issuance of commercial letters of credit and the financing of mining equipment shall both be considered obligations in the Ordinary Course of Business.

"Indemnified Taxes" shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Body, including any interest, additions to tax or penalties applicable thereto.

"Insolvency Event" shall mean, with respect to any Person, including without limitation any Lender, such Person or such Person's direct or indirect parent company (a) becomes the subject of a bankruptcy or insolvency proceeding (including any proceeding under Title 11 of the United States Code), or regulatory restrictions, or (b) has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, or (c) admits in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business.

"Interest Payment Date" shall mean the first day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing on the first day of the first full calendar month after the initial Closing Date; provided that the final Interest Payment Date shall be the Maturity Date.

"Interest Period" shall mean, with respect to any Interest Payment Date, the period of time from and including the first day of the month of the immediately preceding Interest Payment Date through the last day of such month; provided that the Interest Period for the initial Interest Payment Date shall be the period from and including the initial Closing Date to, and including, the last day of the month of the Closing Date, and the final Interest Period shall end on the Maturity Date.

"Interest Rate" means a per annum rate equal to the greater of (i) the Base Rate *plus* the Applicable Margin or (ii) five and three quarter percent (5.75%).

"Law(s)" shall mean any law(s) (including common law and equitable principles), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, code, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.

"Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any Collateral of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

"Loan Documents" shall mean, collectively, this Agreement, the Account Control Agreement, the Note and any and all other documents, instruments and agreements made by Borrower in favor of Lender in connection with the Term Loan, as the same may be hereafter amended, modified or supplemented from time to time.

"Loan Party" shall mean, at each relevant time of determination, (a) Borrower, and (b) any other Person that is now or hereafter becomes a party to this Agreement as a "Borrower" or as a "Guarantor"; and "Loan Parties" shall mean collectively all such Persons.

"LTV Ratio" means, as of any date of determination, the quotient expressed as a percentage of (x) the outstanding principal balance of the Term Loan *divided by* (y) the Collateral Value.

"Material Adverse Effect" shall mean (a) a material adverse effect upon, the operations, business, assets or financial condition of Borrower, including, without limitation, any material disruption of the Bitcoin Network and/or the marketplaces where bitcoin is exchanged for U.S. Dollars; (b) a material impairment of the ability of Borrower to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity and/or enforceability of this Agreement or any of the Loan Documents ; in each case, when taken as a whole as determined by Lender in its commercially reasonable discretion.

"Maturity Date" means the earlier to occur of (a) the last day of the Term (as defined in Section 13.1 below), and (b) the date on which the Term Loan becomes due in accordance with Article XI of this Agreement.

"Maximum Rate" means, on any day, the highest rate of interest (if any) permitted by applicable law on such day.

"Note" shall have the meaning given to that term in Section 2.1, as amended, restated, extended, supplemented or otherwise modified from time to time.

"Obligations" shall mean and include any and all loans (including without limitation, the Term Loan), advances, debts, liabilities, obligations, covenants and duties owing by Borrower or any Subsidiary of Borrower under this Agreement or any Loan Document (and any amendments, extensions, renewals or increases thereto), to Lender (or to any other direct or indirect subsidiary or affiliate of Lender) of any kind or nature, present or future (including any interest or other amounts accruing thereon, any fees accruing under or in connection therewith, any costs and expenses of any Person payable by Borrower and any indemnification obligations payable by Borrower arising or payable after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Borrower, whether or not a claim for post-filing or post-petition interest, fees or other amounts is allowable or allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise including all costs and expenses of Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all material obligations of Borrower to Lender to perform acts or refrain from taking any action.

"Ordinary Course of Business" shall mean, with respect to Borrower, the ordinary course of such Borrower's business as conducted on the Closing Date and reasonable extensions thereof.

"Organizational Documents" shall mean, with respect to any Person, any charter, articles or certificate of incorporation, certificate of organization, registration or formation, certificate of partnership or limited partnership, bylaws, operating agreement, limited liability company agreement, or partnership agreement of such Person and any and all other applicable documents relating to such Person's formation, organization or entity governance matters (including any

shareholders' or equity holders' agreement or voting trust agreement) and specifically includes, without limitation, any certificates of designation for preferred stock or other forms of preferred equity.

"Other Taxes" shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any Loan Document.

"Participant" shall mean each Person who shall be granted the right by any Lender to participate the Term Loan and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

"Payment Office" shall mean such office of Lender or account instructions, which Lender designates to receive payments from Borrower of amounts due under this Agreement.

"PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

"Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, limited liability partnership, institution, public benefit corporation, joint venture, entity or Governmental Body (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

"Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA maintained by Borrower or any member of the Controlled Group or to which Borrower or any member of the Controlled Group is required to contribute.

"Reportable Compliance Event" shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

"Sanctioned Country" shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.

"Sanctioned Person" shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

"Servicing and Custody Agreements" shall mean one or more agreements entered into by Lender and the Custodian relating to the Collateral.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Subsidiary" of any Person shall mean a corporation or other entity of whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

"Term Commitment" shall mean the obligation of Lender to make the Term Loan in the amount up to $100,000,000.00. With $50,000,000.00 to be made as of the Closing Date (the "Initial Draw"), and $50,000,000.00 to be made, at Borrower's request, on or before April 25, 2023 (the "Delayed Draw"), and subject to satisfaction of the conditions set forth in Sections 2.1 and 8.2.

"Term Loan" shall mean the extension of credit made pursuant to this Agreement.

"Uniform Commercial Code" or "UCC" shall have the meaning set forth in Section 1.3 hereof.

"USA PATRIOT Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

"Valuation Method" shall mean the price of bitcoin at the specified Valuation Time using the XBX index ("Index") published on TradeBlock website available at https://tradeblock.com/markets/index/xbx ("Valuation Source"). If at any time the Index or Valuation Source becomes unavailable Lender may designate an alternate Index or Valuation Source as determined by Lender in its reasonable discretion. Lender agrees to provide Borrower with prompt notice of any change in the Index or Valuation Source.

1.3. Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York from time to time (the "Uniform Commercial Code") shall have the meaning given therein unless otherwise defined herein. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

1.4. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which Lender is a party, including references to any of the Loan Documents, shall include any and all modifications, supplements or amendments thereto, any and all restatements or replacements thereof and any and all extensions or renewals thereof. Except as otherwise expressly provided for herein, all references herein to the time of day shall mean the

time in San Diego, California. Whenever the words "including" or "include" shall be used, such words shall be understood to mean "including, without limitation" or "include, without limitation". A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing pursuant to this Agreement. Any Lien referred to in this Agreement or any of the Term Loan Documents as having been created in favor of Lender, any agreement entered into by Lender pursuant to this Agreement or any of the Loan Documents, any payment made by or to or funds received by Lender pursuant to or as contemplated by this Agreement or any of the Loan Documents, or any act taken or omitted to be taken by Lender, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of Lender. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder.

II. TERM LOAN, PAYMENTS.

2.1. Term Loan. Subject to the terms and conditions hereof, Lender agrees to make the term loan (the "Term Loan") to Borrower in an amount not to exceed the amount of the Term Commitment. The Term Loan shall be evidenced by, and repayable in accordance with the terms of the Term Credit Note payable to Lender in an amount equal to the Term Commitment held by Lender (the "Note") and this Agreement. After repayment, the Term Loan may not be reborrowed. The Initial Draw in the amount of $50,000,000.00 shall be funded by Lender to Borrower on the Closing Date. Borrower shall have the option, but not the obligation, to request a single disbursement of the Delayed Draw in the amount of $50,000,000.00 on or before April 25, 2023 (the "Delayed Draw Deadline") by providing a written request to Lender and Custodian by no later than two (2) Business Days prior to the proposed disbursement date of the Delayed Draw in the form of Exhibit A hereto (a "Request for Delayed Draw"). Notwithstanding the foregoing, Lender and Custodian may, in their discretion, accept Borrower's Request for Delayed Draw with less than two (2) Business Days prior written notice. Lender shall be entitled to rely on any Request for the Delayed Draw signed by the individual signing this Agreement on behalf of Borrower or otherwise designated by Borrower, in writing, as authorized to make request for disbursement of the Delayed Draw. Upon the satisfaction or waiver of each of the conditions precedent set forth in Section 8.2, the Lender shall disburse such Delayed Draw to Borrower's deposit account with Lender. If Borrower requests that the Delayed Draw be deposited into another account of Borrower, Borrower shall deliver complete wire instructions for that account when it submits its Request for Delayed Draw, and Borrower shall be responsible for any wire transfer fees imposed by Lender in accordance with its fee schedule governing Borrower's bank transactions. Any wire requests and/or instructions submitted after 10:00 a.m. PT on the date of disbursement of the

Delayed Draw may not be deposited until the next Business Day. Furthermore, if Borrower does not exercise its option to request the Delayed Draw on or before the Delayed Draw Deadline, Lender shall have no further obligation to advance the Delayed Draw.

2.2. Prepayments. The Term Loan may be prepaid in whole or in part upon thirty (30) days prior written notice to the Lender. In the event of any prepayment of the Term Loan, whether by voluntary prepayment, acceleration or otherwise, the Borrower shall pay to Lender a prepayment charge equal to (A) in the case of a prepayment made on or prior to the first twelve (12) month anniversary of the Closing Date, one-half percent (0.50)% of the principal balance being prepaid, (B) in the case of a prepayment made after the first twelve (12) month anniversary of the Closing Date, but on or before the eighteenth (18) month anniversary of the Closing Date, one-quarter percent (0.25%) of the principal balance being prepaid, and (C) in the case of a prepayment made after the eighteenth (18) month anniversary of the Closing Date, zero percent (0%) of the principal balance being prepaid.

2.3. Manner and Repayment of Term Loan.

(a) The Term Loan shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. Notwithstanding the foregoing, Term Loan shall be subject to earlier repayment upon (x) acceleration upon the occurrence of an Event of Default under this Agreement or (y) termination of this Agreement.

(b) All payments of principal, interest and other amounts payable hereunder, or under any of the Loan Documents shall be made to Lender at the Payment Office not later than 3:00 p.m. PT on the due date therefor in Dollars in federal funds or other funds immediately available to Lender. Lender shall have the right to effectuate payment of any and all Obligations due and owing hereunder by charging Borrower's Account.

(c) Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest, fees and other amounts payable hereunder shall be made without deduction, setoff or counterclaim and shall be made to Lender, in each case on or prior to 3:00 p.m.PT, in Dollars and in immediately available funds.

2.4. Collateral Shortfall. If, on any day, the LTV Ratio is equal to or greater than seventy-five percent (75%) (a "Collateral Shortfall"), the Borrower shall have one (1) Business Day to cause the LTV Ratio to be less than or equal to sixty-five percent (65%). If the LTV Ratio is not less than or equal to sixty-five percent (65%) by 1 p.m. PST on the first (1st) Business Day after the occurrence of a Collateral Shortfall, an Event of Default shall be deemed to exist, in which case Lender shall be entitled to exercise any and all rights and remedies under Article XI and/or applicable law.

2.5. Use of Proceeds. Borrower shall apply the proceeds of the Term Loan to (i) provide financing for capital expenditures, refinance of existing debt and general corporate expenses related to the Borrower's bitcoin mining business (collectively, the "Transactions"), and (ii) pay fees and expenses relating to the Transactions.

2.6 Return of Excess Collateral. If on any day, the LTV Ratio is less than sixty-five percent (65%) as a result of excess Collateral in the Collateral Account (the "Excess Collateral"). Borrower may, but not more frequently than once per Business Day and limited to no more than two (2) requests per work week (i.e. Monday through Friday), request a return of some or all of the Excess Collateral. Requests for a return of Excess Collateral must be in writing (which may be delivered by email) and be for a minimum amount of at least $1,000,000.00 (or equivalent amount of BTC). Borrower shall deliver written requests to the Custodian. Lender shall use commercially reasonable efforts to authorize the Custodian to process such requests within two (2) Business Days after Lender's receipt of the request. In no event shall Borrower be entitled to a return of any Collateral, if, after giving effect to the return of that Collateral, the principal amount outstanding of the Term Loan (together with any accrued but unpaid interest and any other amounts owed to Lender) would result in sixty-five percent (65%) LTV Ratio or greater.

III. INTEREST AND FEES.

3.1. Interest. Subject to the last sentence of this paragraph, the Obligations shall bear interest at the Interest Rate. Interest on the Term Loan shall be payable in arrears on each Interest Payment Date; provided that all accrued and unpaid interest shall be due and payable at the end of the Term Loan. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of Lender, or in the case of any Event of Default under Article X, immediately and automatically upon the occurrence of any such Event of Default without the requirement of any affirmative action by any party, the Obligations shall bear interest at the lesser of: (a) the Interest Rate, plus six percent (6%); or (b) the Maximum Rate (the "Default Rate").

3.2. Origination Fee. Borrower shall pay to Lender an origination fee of $150,000.00 upon the execution of this Agreement.

3.3. Contingent Draw Fee. Borrower shall pay to Lender a contingent draw fee in the amount of $250,000.00 (the, "Contingent Draw Fee") upon the execution of this Agreement. This Contingent Draw Fee will be refunded by Lender to Borrower if Borrower borrows the Delayed Draw (as outlined in Section 2.1 above) by no later than November 25, 2022.

3.4. Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Interest Rate for the outstanding principal balance of the Term Loan during such extension.

3.5. Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under Applicable Law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under Applicable Law: (a) the interest rates hereunder will be reduced to the maximum rate permitted under Applicable Law; (b) such excess amount shall be first applied to any unpaid principal balance owed by Borrower; and (c) if the then remaining excess amount is greater than the previously unpaid principal balance, Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

Notwithstanding anything to the contrary contained in this Agreement or in any Loan Document, all agreements which either now are or which shall become agreements among Loan Parties and Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under this Agreement or any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of Loan Parties and Lender. The foregoing provisions shall never be superseded or waived and shall control every other provision of this Agreement or any Loan Document and all agreements among Borrower and Lender, or their respective successors and assigns. If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Agreement than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to Lender by reason thereof shall be payable in accordance with Section 3.1 of this Agreement.

3.6. Increased Costs. In the event that any Applicable Law or any Change in Law or compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

(a) subject Lender to any tax of any kind whatsoever with respect to this Agreement, or change the basis of taxation of payments to Lender in respect;

(b) impose, modify or deem applicable any reserve, special deposit, assessment, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Lender, including pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

(c) impose on Lender any other condition, loss or expense (other than Taxes) affecting this Agreement or any Loan Document or the Term Loan made by Lender; and the result of any of the foregoing is to increase the cost to Lender of making, converting to, continuing, renewing or maintaining the Term Loan hereunder by an amount that Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of the Term Loan by an amount Lender deems to be material, then, in any case Borrower shall promptly pay Lender, upon its demand, such additional amount as will compensate Lender for such additional cost or such reduction, as the case may be; provided that the foregoing shall not apply to increased costs which are reflected in the Base Rate, as the case may be. Lender shall certify the amount of such additional cost or reduced amount to Borrower, and such certification shall be conclusive absent manifest error. For purposes of this Section 3.6, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any and all rules, regulations, orders, requests, guidelines, and directives adopted, promulgated or implemented in connection therewith are

deemed to have been introduced and adopted after the date of this Agreement. Any such surcharge shall be limited to the direct increase in taxes or other fees caused thereby, and no convenience fee or other surcharges may be added by Lender.

3.7. Application of Payments. So long as no Event of Default then exists, all payments from Borrower received by Lender shall first be applied to accrued but unpaid interest; second, to the principal balance outstanding; and third, to any late charges and costs of collection. Upon the occurrence of an Event of Default, Lender may apply payments in such order and amounts as Lender elects, in its reasonable discretion.

3.8. Taxes.

(a) Any and all payments by or on account of any Obligations hereunder or under any Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if Borrower shall be required by Applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall timely pay the full amount deducted to the relevant Governmental Body in accordance with Applicable Law.

(b) Without limiting the provisions of Section 3.8(a) above, Borrower shall timely pay any Other Taxes to the relevant Governmental Body in accordance with Applicable Law.

(c) Borrower shall indemnify Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Borrower to a Governmental Body, Borrower shall deliver to Lender the original or a certified copy of a receipt issued by such Governmental Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Lender.

(e) If Lender determines, in its reasonable discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Borrower or with respect to which Borrower have paid additional amounts pursuant to this Section, it shall pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant Governmental Body with respect

to such refund); provided that Borrower, upon the request of Lender, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Body) to Lender in the event Lender is required to repay such refund to such Governmental Body. This Section shall not be construed to require Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrower or any other Person.

IV. COLLATERAL: GENERAL TERMS.

4.1. Security Interest in the Collateral. To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby assigns, pledges and grants to Lender, a continuing security interest in and to and Lien on all of the Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located.

4.2. Perfection of Security Interest. Borrower shall take all action that may be necessary or commercially reasonably desirable, or that Lender may commercially reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Lender's security interest in and Lien on the Collateral or to enable Lender to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (a) immediately discharging all Liens on the Collateral other than Lender's security interest, (b) entering into custodial arrangements satisfactory to Lender, and (c) executing and delivering financing statements, control agreements, instruments of pledge, notices and assignments, in each case in form and substance satisfactory to Lender, relating to the creation, validity, perfection, maintenance or continuation of Lender's security interest and Lien under the UCC or other Applicable Law. By its signature hereto, Borrower hereby authorizes Lender to file against such Borrower, one or more financing, continuation or amendment statements pursuant to the UCC in form and substance satisfactory to Lender, on the condition that the description of the collateral in any such statement only is limited to only the Collateral. Subject to any expense limitation set forth in Section 13.9 all charges, expenses and fees Lender may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's Account, and added to the Obligations, or, at Lender's option, shall be paid by Borrower to Lender immediately upon demand.

4.3. Preservation of Collateral. Following the occurrence of a Default or Event of Default, in addition to the rights and remedies set forth in Section 11.1 hereof, Lender: (a) may at any time take such steps as Lender deems necessary to protect Lender's interest in and to preserve the Collateral, including the hiring of cyber and security consultants or implementing other security protection measures as Lender may deem appropriate; (b) may purchase or lease cold storage vaults to preserve the Collateral and to otherwise do all acts necessary to protect Lender's interests in the Collateral; and (c) may acquire one or more hardware wallets where Lender may store the private keys associated with all or part of the Collateral. Borrower shall cooperate fully with all of Lender's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Lender may direct. Borrower shall reimburse Lender all of Lender's expenses of preserving the Collateral, including any expenses relating to the bonding or insuring of a custodian, which reimbursement obligation shall be part of the Obligations. Nothing contained in this Section 4.3 is intended to impose any burden or obligation on Lender to preserve or hold any portion of the Collateral, and Lender may immediately, with or without notice, liquidate some or all of the Collateral following an Event of Default.

4.4. Ownership and Location of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to Lender's security interest, Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of its respective Collateral to Lender; and the Collateral shall be free and clear of all Liens whatsoever.

4.5. Defense of Lender's Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Lender's interests in the Collateral shall continue in full force and effect. During such period Borrower shall not, without Lender's prior written consent, pledge, sell, assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way, any part of the Collateral. Borrower shall defend Lender's interests in the Collateral against any and all Persons whatsoever. At any time, following demand by Lender for payment of all Obligations during the continuance of an Event of Default, Lender shall have the right to take control of the Collateral in whatever manner stored, including hardware wallets, software wallets, whether encrypted or unencrypted, and all medium upon which the private keys associated with the Collateral are retrievable. In addition, with respect to all Collateral, Lender shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other Applicable Law.

4.6. Financing Statements. Except with respect to the financing statements filed by Lender, no financing statement covering any of the Collateral or any proceeds thereof is or will be on file in any public office.

4.7 Custodian.

(a) Lender shall have no liability to Borrower or other person for Custodian's failure to comply with any of its contractual obligations with respect to the Collateral or any other acts or omissions of Custodian, including, without limitation, any losses or damages arising out of the theft or misappropriation of the Collateral or claims that Custodian failed to properly safeguard the Collateral. Any diligence performed by Lender with respect to the qualifications and suitability of Custodian is solely for Lender's benefit. Lender makes no representations or statements about the Custodian's experience or qualifications to perform its obligations under the Collateral Covenants. Borrower is engaged in commercial activities involving virtual currency and digital assets, has significant experience buying, selling and storing virtual currency and other digital assets, including bitcoin, and has done its own evaluation and diligence concerning Custodian. By entering into this Agreement and accepting the Term Loan, Borrower represents and warrants to Lender that it has performed independent diligence on the Custodian and determined Custodian to be qualified to custody the Collateral. Borrower is under no obligation to enter into the transactions evidenced by this Agreement and does so only after making the determination in the immediately preceding sentence.

(b) In the event Borrower suffers any loss or damages as a result of Custodian's acts or omissions, including without limitation, any theft or misappropriation of the Collateral, Borrower shall look solely to Custodian for any such loss or damages. Borrower hereby waives and releases Lender from any and all claims, liabilities, damages, losses or otherwise caused by Custodian or Custodian's employees, agents or contractors, including, without limitation, any claims or causes of action based on the theory that Borrower sustained damages or losses as a result of Lender

conditioning the making of the Term Loan on the requirement that a Lender-approved custodian control the Collateral during the term of the Term Loan.

(c) Without limiting the generality of the provisions in subparagraph (a) above, Borrower also acknowledges that it shall have no right to offset any amounts owed under this Agreement or any Loan Documents by any claims against Custodian, including, without limitation, claims arising out of the theft or misappropriation of any of the Collateral, it being understood that Borrower's obligations hereunder are absolute and irrespective of any such losses or claims.

(d) Borrower acknowledges that Lender may have entered into separate agreements with Custodian and/or one or more Affiliates of Custodian pursuant to which Lender compensates Custodian or Affiliates of Custodian, including, without limitation, for performing certain loan servicing functions with respect to the Collateral and/or the Term Loan. The obligations of the Custodian or the Affiliates of Custodian under those agreements to service certain aspects of the Term Loan and provide trade execution services are for the sole benefit of Lender and Borrower is not an intended third-party beneficiary under any such agreements.

(e) Lender shall not be liable to Borrower for any delays in the return of any Collateral to Borrower resulting from any delays caused by the Custodian or any other cause outside the reasonable control of Lender, including, without limitation, any disruption of the bitcoin network or governmental directive preventing the lawful transfer of the Collateral to Borrower.

(f) Custodian shall constitute a "securities intermediary" as that term is defined in Article 8 of the Uniform Commercial Code of the State of New York ("**Article 8**"), or an agent thereof. Borrower and Lender acknowledge and agree that (i) the Collateral Account is considered a "securities account" under Article 8, and (iii) the Collateral in the Collateral Account shall be considered "financial assets" under Article 8. The treatment of Collateral as a financial asset under Article 8 does not determine the characterization or treatment of those assets under any other law or rule.

(g) Lender may from time to time require Borrower to establish the Collateral Account with a substitute Custodian (each, a "Replacement Custodian"). Upon Borrower's receipt of Lender's written request to establish a Collateral Account with a substitute Custodian, Borrower shall, within thirty (30) Business Days after receiving Lender's request, (i) cause such replacement Collateral Account to be established, (ii) transfer the Collateral to the replacement Collateral Account, and (iii) enter into, and cause the substitute Custodian to enter into, an account control agreement in form and substance acceptable to Lender. Borrower's failure to perform the foregoing obligations within that thirty (30) Business Days period shall entitle Lender to immediately (x) cause the liquidation of some or all of the Collateral and the application of the proceeds to repay all outstanding Obligations, and/or (y) direct the Custodian to transfer some or all of the Collateral to another account under the exclusive control of the Lender, which other account may be maintained with another custodian or subject to self-custody (the actions in clauses (x) and (y), collectively, "Protective Measures". Notwithstanding anything to the contrary contained herein, in the event Lender determines a material adverse change has occurred with respect to the then current Custodian, Lender may immediately take such Protective Measures as Lender deems necessary or prudent, in its reasonable discretion, without any prior notice to, or consent from, Borrower. In the event Lender exercises any right to liquidate Collateral under this

Section 4.7(g), Borrower shall remain liable for any remaining outstanding principal balance of the Term Loan after application of the proceeds from the liquidated Collateral. Subject to Borrower's timely compliance with the foregoing provisions of this Section 4.7(g), in the event Lender previously caused the Collateral to be transferred to another custodian or to self-custody the Collateral, Borrower may thereafter request that Lender custody the Collateral with a substitute Custodian mutually acceptable to both Lender and Borrower. If, after thirty (30) days from the date Borrower provides such written request to Lender, Borrower and Lender are unable to agree upon a substitute Custodian, Borrower may, without any prepayment fees, repay the outstanding principal balance of the Term Loan, together with all accrued and unpaid interest and all other amounts due under the Loan Documents. Borrower acknowledges that the provisions of this Section 4.7 are not intended to condition the effectiveness of Lender's designation of a substitute Custodian on Borrower's consent or approval.

V. REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1. Authority. Borrower has full power, authority and legal right to enter into this Agreement and the Loan Documents to which it is a party and to perform all its respective Obligations hereunder and thereunder. This Agreement and the Loan Documents to which it is a party have been duly executed and delivered by Borrower, and this Agreement and the Loan Documents to which it is a party constitute the legal, valid and binding obligation of such Borrower enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement and of the Loan Documents to which it is a party (a) are within such Borrower's corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Borrower's Organizational Documents or to the conduct of such Borrower's business or of any material contract or undertaking to which such Borrower is a party or by which such Borrower is bound, (b) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a material contract or any other Person, and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien upon any asset of such Borrower (other than the liens created hereunder in favor of Lender) under the provisions of any agreement, instrument, or other document to which such Borrower is a party or by which it or its property is a party or by which it may be bound.

5.2. Formation and Qualification. Borrower is duly incorporated or formed, as applicable, and in good standing under the laws of the state in which it is organized and is qualified to do business and is in good standing in the states where it conducts business which constitute all states in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect on such Borrower. Borrower has delivered to Lender true and complete copies of its Organizational Documents and will promptly notify Lender of any amendment or changes thereto.

5.3. Survival of Representations and Warranties. All representations and warranties of such Borrower contained in this Agreement and the Loan Documents to which it is a party shall be true at the time of such Borrower's execution of this Agreement and the Loan Documents to which it is a party, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

5.4. Tax Returns. Borrower has filed all federal, state and local tax returns, to the extent required, and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of Borrower is adequate for all years not closed by applicable statutes, and for its current fiscal year, and no Borrower has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

5.5. Financial Statements. The December 31, 2020, December 31, 2021 and year-to-date March 31, 2022 balance sheets of Borrower (the "Balance Sheet") furnished to Lender are accurate, complete and correct in all material respects and fairly reflects the financial condition of Borrower as of the Closing Date, and has been prepared in accordance with GAAP, consistently applied. The Balance Sheet has been certified as accurate, complete and correct in all material respects by the Chief Financial Officer of Borrower. All financial statements referred to in this section 5.5, including the related schedules and notes thereto, have been prepared in accordance with GAAP, except as may be disclosed in such financial statements.

5.6. Entity Names. Except as disclosed to Lender, in writing, during the application process, Borrower has not been known by any other company or corporate name, as applicable, in the past five (5) years, nor has Borrower been the surviving corporation or company, as applicable, of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years.

5.7. Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance.

(a) (i) Borrower is, and after giving effect to the Term Loan, Borrower will be solvent, able to pay its debts as they mature, and has, and after giving effect to the Term Loan, will have capital sufficient to carry on its business and all businesses in which it is about to engage, (ii) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities, and (iii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

(b) Except as disclosed by Borrower to Lender in writing prior to the Closing Date, no Borrower has any pending or threatened litigation, arbitration, actions or proceedings. No Borrower has any outstanding Indebtedness other than the Obligations, except for (i) Indebtedness reflected on the Borrower's financial statements delivered to Lender, and (ii) Indebtedness incurred in the ordinary course of Borrower's business that is not secured by any lien, security interest other charge in or against the Collateral.

(c) Borrower is not in violation of any applicable statute, law, rule, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect,

nor is Borrower in violation of any order of any court, Governmental Body or arbitration board or tribunal.

(d) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA in connection with the termination of a Plan, and each Plan maintained by the Borrower is in compliance with the presently applicable provisions of ERISA and the Code.

5.8. Licenses and Permits. Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law, rule or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could reasonably be expected to have a Material Adverse Effect.

5.9. Default of Indebtedness. No Borrower is in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

5.10. No Default. No Borrower is in default in the payment or performance of any of its contractual obligations and no Default or Event of Default has occurred.

5.11. Disclosure. No representation or warranty made by Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to such Borrower which such Borrower has not disclosed to Lender in writing with respect to the transactions contemplated by or this Agreement which could reasonably be expected to have a Material Adverse Effect.

5.12. Business and Property of Borrower. Upon and after the Closing Date, Borrower does not propose to engage in any business other than the business it currently operates as of the Effective Date, and activities incidental thereto or otherwise necessary to conduct the foregoing. On the Closing Date, Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of such Borrower.

5.13. Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to Lender for Borrower on or prior to the Closing Date, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the date hereof and as of the date any such update is delivered. The Borrower acknowledges and agrees that the Certificate of Beneficial Ownership is one of the Loan Documents.

5.14 Eligible Contract Participant. Borrower qualifies as an Eligible Contract Participant.

5.15 Intentionally omitted.

VI. AFFIRMATIVE COVENANTS.

Borrower shall, until payment in full of the Obligations and termination of this Agreement:

6.1. Compliance with Laws. Comply with all Applicable Laws with respect to the Collateral or any part thereof or to the operation of such Borrower's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect (except to the extent any separate provision of this Agreement shall expressly require compliance with any particular Applicable Law(s) pursuant to another standard). Borrower may, however, contest or dispute any Applicable Laws in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Lender to protect Lender's Lien on or security interest in the Collateral.

6.2. Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business according to good business practices; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect.

6.3. Books and Records. Keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs (including without limitation accruals for taxes), all in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrower.

6.4. Payment of Taxes. Pay, when due, all taxes, assessments and other charges lawfully levied or assessed upon such Borrower or any of the Collateral, including personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any tax by any Governmental Body is or may be imposed on or as a result of any transaction between Borrower and Lender which Lender may be required to withhold or pay or if any taxes, assessments, or other charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Lender's 's opinion, may possibly create a valid Lien on the Collateral, Lender may without notice to Borrower pay the taxes, assessments or other charges and Borrower hereby indemnifies and holds Lender harmless in respect thereof. The amount of any payment by Lender under this Section 6.4 shall be charged to Borrower' Account as an Advance and added to the Obligations and, until Borrower shall furnish Lender with an indemnity therefor (or supply Lender with evidence satisfactory to Lender that due provision for the payment thereof has been made), Lender may hold without interest any balance standing to Borrower' credit and Lender shall retain its security interest in and Lien on any and all Collateral held by Lender.

6.5. Financial Covenants.

(a) Adjusted Net Worth. Borrower shall maintain at all times an Adjusted Net Worth in an amount not less than $350,000,000.00. Lender shall determine compliance quarterly based on Borrower's consolidated financial statements filed with the United States Securities and Exchange Commission (SEC). As used herein, the term "Adjusted Net Worth" means for Borrower the excess of its total assets over its total liabilities, with consideration for bitcoin at fair market value based on the date of such financial statement.

(b) Minimum Liquidity. Borrower shall maintain minimum unrestricted and unencumbered cash of at least $25,000,000.00, which shall be verified quarterly based on consolidated financial statements filed with the SEC for the preceding quarter.

6.6. Insurance.

(a) (i) Borrower shall maintain, at a minimum, commercial general liability insurance in an amount satisfactory to Lender, and such other insurance coverages, as is customary in the case of companies engaged in businesses similar to Borrower, and having deductibles consistent with customary practice. Borrower shall require the Custodian to maintain coverage that insures against the theft, or the accidental or intentional loss or destruction of, the private keys associated with the Collateral, subject to certain exclusions from coverage that are generally applicable to all digital assets in the custody of the Custodian (the "Required Digital Assets Coverage"). During the time in which the Collateral remains in the custody of the Custodian and the Custodian maintains the Required Digital Asset Coverage, Borrower is not required to maintain separate coverage for losses covered by the Required Digital Assets Coverage.

(b) With respect to any Required Digital Assets Coverage maintained by a Custodian, Borrower acknowledges that such coverages may not be sufficient to cover the entire loss in the event some or all of the Collateral is lost or stolen. Lender's acceptance of such insurance should not be considered as a representation, opinion or indication that the coverages provided by the Custodian are suitable for Borrower. In some cases, the amount of proceeds available on account of a loss may only be sufficient to repay the Obligations and may not be sufficient to cover some or all of Borrower's equity in the Collateral. As such, Borrower should evaluate with its risk management personnel what insurance coverage it should maintain independent of those maintained by the Custodian.

6.7. Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods) all its Indebtedness, except when the failure to do so would not reasonably be expected to have a Material Adverse Effect.

6.8. Standards of Financial Statements. Cause all financial statements referred to in Section 9.2 as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein and agreed to by such reporting accountants or officer, as applicable).

6.9. Execution of Supplemental Instruments. Execute and deliver to Lender from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Lender may request, in order that the full intent of this Agreement may be carried into effect.

6.10. Certificate of Beneficial Ownership and Other Additional Information. Provide to Lender: (i) confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to the Lender ; (ii) a new Certificate of Beneficial Ownership, in form and substance satisfactory to Lender when the individual(s) to be identified as a Beneficial Owner have changed; and (iii) such other information and documentation as may reasonably be requested by Lender from time to time for purposes of compliance by Lender with applicable laws (including without limitation the USA PATRIOT ACT and other "know your customer" and anti-money laundering rules and regulations), and any policy or procedure implemented by Lender or such Lender to comply therewith.

6.11 Operational Security. Borrower shall follow and maintain operational security best practices throughout the Term of the Term Loan, including, without limitation, ensuring that all communications initiated by Borrower to Lender and/or Custodian involving private or public keys or other sensitive information are accomplished through secure means, such as encrypted email communication. Borrower shall employ adequate security measures to safeguard any passwords, personal identification numbers and other credentials that can be used to access information about the Term Loan, the Collateral and any deposits and/or withdrawals of digital assets involving the Term Loan.

VII. NEGATIVE COVENANTS.

Borrower shall not, until satisfaction in full of the Obligations and termination of this Agreement:

7.1. Sale of Collateral. Sell, lease, transfer or otherwise dispose of any Collateral in violation of this Agreement.

7.2. Creation of Liens. Create or suffer to exist any Lien or transfer upon or against any of the Collateral in violation of this Agreement.

7.3. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except (i) in the Ordinary Course of Business and (ii) $747,500,000.00 principal amount of 1.0% Convertible Senior Notes due 2026 and any restructurings thereof.

7.4. Nature of Business. Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the Ordinary Course of Business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

7.5. Fiscal Year and Accounting Changes. Change its fiscal year end or make any change (a) in accounting treatment and reporting practices except as required by GAAP or (b) in

tax reporting treatment except as required by law or with the prior consent of Lender, which will not be unreasonably withheld or delayed.

7.6. Pledge of Credit. Now or hereafter pledge Lender's credit on any purchases, commitments or contracts or for any purpose whatsoever or use any portion of any Advance in or for any business other than such Borrower's business operations as conducted on the Closing Date.

7.7. Compliance with ERISA. Cause, or permit any member of the Controlled Group to cause, a representation or warranty in Section 5.7(d) to cease to be true and correct.

VIII. CONDITIONS PRECEDENT.

8.1 The agreement of Lender to make the Initial Draw on the Closing Date is subject to the satisfaction, or waiver by Lender, immediately prior to or concurrently with the making of the Initial Draw, of the following conditions precedent:

(a) This Agreement. Lender shall have received this Agreement duly executed and delivered by an authorized officer of Borrower;

(b) Note. Lender shall have received the Note duly executed and delivered by an authorized officer of Borrower;

(c) Loan Documents. Lender shall have received each of the executed Loan Documents, as applicable, including, without limitation, and the Account Control Agreement in form and substance satisfactory to Lender;

(d) Collateral Value. Lender shall have received evidence from Custodian that the aggregate amount of Collateral in the Collateral Account is sufficient in value and amount, at or prior to closing, to support the amount of the Term Loan on the Closing Date;

(e) Net Worth and Liquidity. Lender shall have received satisfactory evidence that Borrower meets the Net Worth and Minimum Liquidity covenants;

(f) Filings, Registrations and Recordings. Each document (including any UCC financing statement) required by this Agreement, any related agreement or under law or reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Lender shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

(g) Secretary's Certificates, Authorizing Resolutions and Good Standings of Borrower. Lender shall have received a certificate of the Secretary or Assistant Secretary (or other equivalent officer, partner or manager) of Borrower in form and substance satisfactory to Lender dated as of the Closing Date which shall certify (i) copies of resolutions in form and substance reasonably satisfactory to Lender, of the board of directors (or other equivalent governing body, member or partner) of such Borrower authorizing (x) the execution, delivery and performance of

this Agreement, the Notes and each Loan Document to which such Borrower is a party (including authorization of the incurrence of indebtedness and borrowing of the Term Loan), and (y) the granting by such Borrower of the security interests in and liens upon the Collateral to secure all of the Obligations of Borrower (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Borrower authorized to execute this Agreement and the Loan Documents, (iii) copies of the Organizational Documents of such Borrower as in effect on such date, complete with all amendments thereto, and (iv) the good standing (or equivalent status) of such Borrower in its jurisdiction of organization and each applicable jurisdiction where the conduct of such Borrower's business activities or the ownership of its properties necessitates qualification, as evidenced by good standing certificate(s) (or the equivalent thereof issued by any applicable jurisdiction) dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each such jurisdiction;

(h) Legal Opinion. Lender shall have received in form and substance satisfactory to Lender, a legal opinion from Borrower's legal counsel as to good standing, due authorization, enforceability as such other matters as customarily required for transaction in the nature of the Term Loan;

(i) No Litigation. No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against Borrower or against the officers or directors of Borrower (A) in connection with this Agreement, the Note, the Term Loan Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Lender, is deemed material or (B) which could, in the reasonable opinion of Lender, have a Material Adverse Effect; and no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business or inconsistent with the due consummation of the transactions contemplated by this Agreement shall have been issued by any Governmental Body;

(j) Fees. Lender shall have received all fees payable to Lender on or prior to the Closing Date hereunder, including pursuant to Article III hereof;

(k) Insurance. Subject to the provisions of Section 6.6(a), Lender shall have received in form and substance satisfactory to Lender, (i) evidence that adequate insurance required to be maintained under this Agreement is in full force and effect, (ii) insurance certificates issued by Borrower's insurance broker containing such information regarding Borrower's insurance policies as Lender shall request;

(l) Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and its counsel; and

(m) Representations and Warranties. Each of the representations and warranties made by Borrower in or pursuant to this Agreement, the Loan Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, the Loan Documents or any related agreement shall be true and correct in all

respects on and as of such date as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date).

8.2. Conditions to Delayed Draw. In addition to the conditions precedent set forth in Section 8.1, the agreement of Lender to make the Delayed Draw is subject to the satisfaction of the following conditions precedent as of the date such Delayed Draw is made:

(a) Request for Delayed Draw. A properly completed Request for Delayed Draw received on or before the Delayed Draw Deadline;

(b) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the disbursement requested to be made, on such date; provided, however that Lender, in its sole discretion, may make the Delayed Draw notwithstanding the existence of an Event of Default or Default and that the disbursement of the Delayed Draw made shall not be deemed a waiver of any such Event of Default or Default;

(c) Maximum Disbursements. After giving effect to the requested disbursement, the aggregate amount of disbursements shall not exceed the amount of the Term Commitment; and

(d) Collateral Value. Lender shall have received evidence from Custodian that the aggregate amount of Collateral in the Collateral Account is sufficient in value and amount, at or prior to the disbursement of the Delayed Draw, to support the outstanding principal balance of the Term Loan on the day of disbursement.

Borrower's request for the Delayed Draw hereunder shall constitute a representation and warranty by Borrower as of the date of such disbursement of the Delayed Draw that the conditions contained in this Section shall have been satisfied.

IX. INFORMATION AS TO BORROWER.

Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

9.1. Disclosure of Material Matters. Immediately upon learning thereof, report to Lender all matters materially affecting the value, enforceability or collectability of any portion of the Collateral, or any Lien other than Lender's security interest, placed upon or asserted against Borrower or any Collateral.

9.2. Financial Statements. Borrower shall, in accordance with Section 13 or 15(d) of the Securities and Exchange Act of 1934, file with the SEC: (a) an annual financial report on Form 10-K within ninety (90) days after the end of each of its fiscal years, and (b) quarterly financial reports on Form 10-Q forty-five (45) days after the end of each of its first three fiscal quarters, each of the preceding dates a "Reporting Due Date." The Borrower's Reporting Due Date for any Form 10-K or Form 10-Q may be extended for only such time as permitted by the SEC if the Borrower shall file with the SEC an accurate and complete SEC Form NT 10-K or NT 10-Q, as

applicable, prior to each respective Reporting Due Date and provide a copy of such Form NT to Lender immediately after filing.

9.3. Intentionally Omitted.

9.4. Collateral Account Reports. At or prior to 1:00 p.m. PT each day during an Availability Period, the Borrower shall make available a report to the Lender that sets forth the total amount of bitcoin subject to the Collateral Account, in each case as of 1:00 p.m. PT on the immediately preceding day. Notwithstanding the foregoing, Borrower will not be required to submit such reports for so long as Lender does not provide written notice to Borrower that the applicable Custodian is no longer providing such reports directly to Lender.

9.5. Intentionally Omitted.

9.6. Additional Information. Furnish Lender with such additional information as Lender shall reasonably request in order to enable Lender to determine whether the terms, covenants, provisions and conditions of this Agreement and the Notes have been complied with by Borrower including, without the necessity of any request by Lender, copies of all security audits and reviews.

9.7. Notice of Suits, Adverse Events. Furnish Lender with prompt written notice of (a) any lapse or other termination of any Consent issued to Borrower by any Governmental Body or any other Person that is material to the operation of Borrower's business, (b) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (c) copies of any periodic or special reports filed by Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of Borrower, or if copies thereof are requested by Lender, and (d) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower.

9.8. Financial Disclosure. Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by such Borrower at any time during the Term to exhibit and deliver to Lender copies of any of such Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Lender any information such accountants may have concerning such Borrower's financial status and business operations. Borrower hereby authorizes all Governmental Bodies to furnish to Lender copies of reports or examinations relating to such Borrower, whether made by such Borrower or otherwise; however, Lender will attempt to obtain such information or materials directly from such Borrower prior to obtaining such information or materials from such accountants or Governmental Bodies.

X. EVENTS OF DEFAULT.

The occurrence of any one or more of the following events shall constitute an "Event of Default":

10.1. Nonpayment. Failure by Borrower to pay (a) within ten (10) days of the date due, any scheduled installment of principal or interest on the Obligations, or (b) on or before the date

due, any other fee, charge, amount or liability provided for herein, including, without limitation, any amounts owed under Section 2.4, or in any Loan Document, in each case whether at maturity, by reason of acceleration pursuant to the terms of this Agreement, by notice of intention to prepay or by required prepayment.

10.2. Breach of Representation. Any representation or warranty made or deemed made by Borrower in this Agreement, any Loan Document or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been incorrect or misleading in any material respect on the date when made or deemed to have been made; provided that, in each case, such inaccuracies, to the extent capable of being corrected, are not corrected within ten (10) days following notice from Lender.

10.3. Financial Information. Failure by Borrower to (a) file financial reports in accordance with Section 9.2, or (b) provide Lender with financial information it may request within three (3) Business Days of such requests or (c) permit the inspection of its books or records in accordance with this Agreement;

10.4. Judicial Actions. Issuance of a notice of Lien, levy, assessment, injunction or attachment (a) against any Collateral or (b) against a material portion of Borrower's other property which is not stayed or lifted within thirty (30) days;

10.5. Noncompliance. Except as otherwise provided for in Sections 10.1, 10.2, 10.3 and 10.4, (a) failure or neglect of Borrower, or any Person to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any Loan Document or any other agreement or arrangement, now or hereafter entered into between Borrower, or such Person, and Lender beyond any applicable cure and/or grace period;

10.6. Judgments. Any (a) judgment or judgments, writ(s), order(s) or decree(s) for the payment of money are rendered against Borrower for an aggregate amount in excess of $500,000.00 and (b) (i) action shall be legally taken by any judgment creditor to levy upon assets or properties of Borrower to enforce any such judgment, (ii) such judgment shall remain undischarged for a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, shall not be in effect, or (iii) any Liens arising by virtue of the rendition, entry or issuance of such judgment upon assets or properties of Borrower shall be senior to any Liens in favor of Lender on such assets or properties;

10.7. Bankruptcy. Borrower, any Subsidiary or Affiliate of Borrower shall (a) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under any state or federal bankruptcy or receivership laws (as now or hereafter in effect), (e) be the subject of an Insolvency Event or otherwise be adjudicated a bankrupt or insolvent (including by entry of any order for relief in any involuntary bankruptcy or insolvency proceeding commenced against it), (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within

thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (h) take any action for the purpose of effecting any of the foregoing;

10.8. Material Adverse Effect. The occurrence of any event or development which could reasonably be expected to have a Material Adverse Effect;

10.9. Lien Priority. Any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest in the Collateral;

10.10. Cross Default. Either (a) any specified "event of default" under any Indebtedness (other than the Obligations) of Borrower with a then-outstanding principal balance (or, in the case of any Indebtedness not so denominated, with a then-outstanding total obligation amount) of $500,000.00 or more, or any other event or circumstance which would permit the holder of any such Indebtedness of Borrower to accelerate such Indebtedness (and/or the obligations of Borrower thereunder) prior to the scheduled maturity or termination thereof, shall occur (regardless of whether the holder of such Indebtedness shall actually accelerate, terminate or otherwise exercise any rights or remedies with respect to such Indebtedness), (b) a default of the obligations of Borrower under any other agreement to which it is a party shall occur which has or is reasonably likely to have a Material Adverse Effect, or (c) Lender declares a default or "event of default" under any other loan or extension of credit or other account agreement to Borrower or an Affiliate of Borrower;

10.11. Intentionally Omitted.

10.12. Change of Control. Any Change of Control shall occur without Borrower's prior written notice to Lender and Lender's prior written approval thereof;

10.13. Invalidity. Any material provision of this Agreement or any Loan Document shall, for any reason, cease to be valid and binding on Borrower, or Borrower shall so claim in writing to Lender or Borrower challenges the validity of or its liability under this Agreement or any Loan Document;

10.14. Seizures. Any portion of the Collateral shall be seized, subject to garnishment or taken by a Governmental Body; and

10.15. Anti-Money Laundering/International Trade Law Compliance. Any representation or warranty contained in Section 13.16 is or becomes false or misleading at any time.

XI. LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT.

11.1. Rights and Remedies.

(a) During the continuance of: (i) an Event of Default pursuant to Section 10.7 (other than Section 10.7(g)), all Obligations shall be immediately due and payable accruing interest at the Default Rate, and (ii) any of the other Events of Default and at any time thereafter, at the option of Lender, shall be immediately due and payable. Upon the occurrence of any Event of Default, Lender shall have the right to exercise any and all rights and remedies provided for herein,

under the Loan Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial or non-judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. With or without having the Collateral at the time or place of sale, Lender may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Lender may elect. The cash proceeds realized from the sale of any Collateral shall be applied to the Obligations in the order determined by Lender in its reasonable discretion. Noncash proceeds will only be applied to the Obligations as they are converted into cash. If any deficiency shall arise, Borrower shall remain liable to Lender therefor. Notwithstanding anything to the contrary contained herein, Lender may sell, or direct any Custodian to sell, any bitcoin, Forked Assets or other digital assets in the Collateral Account without (i) any notice to Borrower, (ii) any publication of notice about a sale of such assets, it being acknowledged by Borrower that highly liquid and efficient markets exist for the sale of bitcoin, or (iii) any obligation to account to Borrower for any losses caused by Lender's decision to liquidate such Collateral.

(b) To the extent that Applicable Law imposes duties on Lender to exercise remedies in a commercially reasonable manner, Borrower acknowledges and agrees that it is not commercially unreasonable for Lender, within customary and usual practices in the commercial banking industry in the U.S.: (i) to fail to incur expenses reasonably deemed significant by Lender to safeguard the Collateral pending disposition; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (iii) to fail to remove Liens on or any adverse claims against Collateral; (iv) if required under the UCC, to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (v) to contact other Persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of such Collateral; (vi) to hire one or more market makers and/or brokers specializing in digital asset transactions to assist in the disposition of Collateral; (vii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets; (viii) to dispose of assets in wholesale rather than retail markets; (ix) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (x) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral; or (xi) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Borrower acknowledges that the purpose of this Section 11.1(b) is to provide non-exhaustive indications of what actions or omissions by Lender would not be commercially unreasonable in Lender's exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11.1(b). Upon the occurrence of any Event of Default, Lender shall have the right to exercise any and all rights and remedies provided for herein, under the Loan Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any

available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Without limitation upon the foregoing, nothing contained in this Section 11.1(b) shall be construed to grant any rights to Borrower or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 11.1(b).

11.2. Lender's Discretion. Lender shall have the right in its commercially reasonable discretion to determine which rights, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate, or modify, which procedures, timing and methodologies to employ, and what any other action to take with respect to any or all of the Collateral and in what order, thereto and such determination will not in any way modify or affect any of Lender's rights hereunder as against Borrower or each other.

11.3. Setoff. In addition to any other rights which Lender may have under Applicable Law, upon the occurrence of an Event of Default hereunder, Lender shall have a right, immediately and without notice of any kind, to apply Borrower's property held by Lender or any of its Affiliates to reduce the Obligations and to exercise any and all rights of setoff which may be available to Lender with respect to any deposits held by Lender.

11.4. Liquidation without Notice. Borrower acknowledges that the price of bitcoin is (a) volatile and thus may decline speedily in value, and (b) bitcoin is a type of asset customarily sold on a recognized market. Accordingly, Borrower acknowledges and agrees that it would not be necessary under Section 9-611(b) of the UCC to give notice of any proposed disposition of the Collateral.

11.5. Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

XII. WAIVERS AND JUDICIAL PROCEEDINGS.

12.1. Waiver of Notice. Borrower hereby waives notice of non-payment of any indebtedness, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

12.2. Delay. No delay or omission on Lender's 's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

XIII. EFFECTIVE DATE AND TERMINATION.

13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower and Lender shall become

effective on the date hereof and shall continue in full force and effect until August 5, 2024 (the "Term") unless sooner terminated as herein provided.

13.2. Termination. The termination of the Agreement shall not affect Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination or any Obligations which pursuant to the terms hereof continue to accrue after such date, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created and Obligations have been fully and indefeasibly paid, disposed of, concluded or liquidated. The security interests, Liens and rights granted to Lender hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Borrower have been indefeasibly paid. Accordingly, Borrower waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations have been indefeasibly paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are indefeasibly paid and performed in full.

13.3. Governing Law. This Agreement and each Loan Document (unless and except to the extent expressly provided otherwise in any such Loan Document), and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement, the Loan Documents or any related agreement may be brought in any court of competent jurisdiction in the State of California or New York, United States of America, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Borrower at its address set forth in this Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at Lender's option, by service upon Borrower which Borrower irrevocably appoints as such Borrower's agent for the purpose of accepting service within the State of New York or California, as applicable. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Borrower waives the right to remove any judicial proceeding brought against such Borrower in any state court to any federal court. Any judicial proceeding by Borrower against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related

agreement, shall be brought only in a federal or state court located in New York or California, at Lender's discretion.

13.4. Entire Understanding.

(a) THIS AGREEMENT AND THE DOCUMENTS EXECUTED CONCURRENTLY HEREWITH CONTAIN THE ENTIRE UNDERSTANDING BETWEEN BORROWER AND LENDER AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. ANY PROMISES, REPRESENTATIONS, WARRANTIES OR GUARANTEES NOT HEREIN CONTAINED AND HEREINAFTER MADE SHALL HAVE NO FORCE AND EFFECT UNLESS IN WRITING, SIGNED BY BORROWER'S AND LENDER'S RESPECTIVE OFFICERS. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Notwithstanding the foregoing, Lender may modify this Agreement or any of the Loan Documents for the purposes of completing missing content or correcting erroneous content of an administrative nature, without the need for a written amendment, provided that the Lender shall send a copy of any such modification to Borrower (which copy may be provided by electronic mail). Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

13.5. Successors and Assigns; Participations.

(a) This Agreement shall be binding upon and inure to the benefit of Borrower and Lender, all future holders of the Obligations and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement.

(b) Borrower acknowledges that in the regular course of commercial banking business Lender may at any time and from time to time sell participating interests in the Obligations to other Persons. Each Participant may exercise all rights of payment (including rights of set-off) with respect to the portion of such Obligations held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof provided that (i) Borrower shall not be required to pay to any Participant more than the amount which it would have been required to pay to Lender which granted an interest in the Obligations payable hereunder to such Participant had Lender retained such interest in the Obligations payable hereunder unless the sale of the participation to such Participant is made with Borrower's prior written consent, and (ii) in no event shall Borrower be required to pay any such amount arising from the same circumstances and with respect to the other Obligations payable hereunder to both Lender and such Participant. Borrower hereby grants to any Participant a continuing security interest in any deposits, moneys or other property actually or constructively held by such Participant as security for the Participant's interest in the Obligations.

13.6. Notice. Any notice or request hereunder may be given to Borrower or to Lender at their respective addresses set forth below or at such other address as may hereafter be specified in

a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section 13.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a website to which Borrower are directed (an "Internet Posting") if Notice of such Internet Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 13.6) in accordance with this Section 13.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names in this Section 13.6 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 13.6. Any Notice shall be effective:

(a) In the case of hand-delivery, when delivered;

(b) If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(c) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, an Internet Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

(d) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

(e) In the case of electronic transmission, when actually received;

(f) In the case of an Internet Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 13.6; and

(g) If given by any other means (including by overnight courier), when actually received.

(A) If to Lender at:

Silvergate Bank
4250 Executive Square, Suite 300
La Jolla, Ca 92037
Attention: Loan Servicing
Telephone: (858) 362-6300
Facsimile: (858) 362-6323
Email: loanservicing@silvergate.com

(B) If to Borrower:

Marathon Digital Holdings, Inc.
1180 North Town Center Drive, Suite 100
Las Vegas, NV 89144
Attention: Fred Thiel
Telephone: (725) 218-3415
Email: fred@marathondh.com

13.7. Survival. The obligations of Borrower under this Agreement shall survive termination of this Agreement and the Loan Documents and payment in full of the Obligations.

13.8. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

13.9. Expenses. Borrower shall pay all out-of-pocket expenses incurred by Lender and its Affiliates (including the reasonable fees, charges and disbursements of counsel for Lender), in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated). Notwithstanding the forgoing, Borrower shall only pay out-of-pocket expenses in excess of $10,000.00.

13.10. Injunctive Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or threatens to fail to perform, observe or discharge such obligations or liabilities, any remedy at law may prove to be inadequate relief to Lender; therefor, Lender, if Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

13.11 Limitations of Liability.

(a) Neither Lender, nor any agent or attorney for Lender, shall be liable to Borrower (or any Affiliate of any such Person) for indirect, punitive, exemplary or consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations or as a result of any transaction contemplated under this Agreement or any Loan Document.

(b) Notwithstanding anything to the contrary contained in this Agreement, Lender's liability will not exceed the greater of (i) the fair market value of the amount of the Collateral at the time in which the events giving rise to the liability occurred and (ii) the fair market value of the amount of Collateral at the time that Lender notifies Borrower in writing or Borrower otherwise has knowledge of the events giving rise to the liability. The fair market value of each digital asset held as Collateral will be determined by Lender according to the valuation policy used by the Custodian, which may differ from the way the Borrower values its digital asset holdings.

13.12. Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

13.13. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other form of electronic transmission (including email transmission of a PDF image or the use of a third-party platform, including DocuSign) shall be deemed to be an original signature hereto.

13.14. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

13.15. Publicity. Borrower hereby authorizes Lender to make appropriate announcements of the financial arrangement entered into among Borrower and Lender, including announcements which are commonly known as tombstones, in such publications and to such selected parties as Lender shall in its reasonable discretion deem appropriate.

13.16. Anti-Terrorism Laws.

(a) Borrower represents and warrants that (i) no Covered Entity is a Sanctioned Person and (ii) no Covered Entity, either in its own right or through any third party, (A) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (C) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(b) Borrower covenants and agrees that (i) no Covered Entity will become a Sanctioned Person, (ii) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (D) use the proceeds of the Term Loan to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (iii) the funds used to repay the Obligations will not be derived from any unlawful activity, (iv) each Covered Entity shall comply with all Anti-Terrorism Laws and (v) the Borrower shall promptly notify the Lender in writing upon the occurrence of a Reportable Compliance Event.

13.17 Enforcement Waivers.

TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, WITH AND UPON THE

ADVICE OF COMPETENT COUNSEL, AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM, OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Notwithstanding the foregoing to the contrary, in the event that the jury trial waiver contained herein shall be held or deemed to be unenforceable, Borrower hereby agrees that any controversy, dispute, or claim between the parties arising out of or relating to this Agreement shall be resolved by a reference proceeding in California in accordance with the provisions of California Code of Civil Procedure § 638. The referee shall be a retired California state court judge selected by mutual written agreement of the parties. If the parties are unable to agree upon a referee within ten (10) calendar days after one party serves a written notice of its intent to commence a judicial reference proceeding on the other party, then the referee will be selected by the court in accordance with California Code of Civil Procedure § 640(b). The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). The referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. The referee shall render a written statement of decision and shall conduct the proceedings in accordance with the California Code of Civil Procedure, the California Rules of Court, and the California Evidence Code, except as otherwise specifically agreed by the parties and approved by the referee. The referee's statement of decision shall set forth findings of fact and conclusions of law. The referee's decision shall be entered as a judgment in the court in accordance with the provisions of California Code of Civil Procedure §§ 644 and 645, and shall be appealable in accordance with California law.

Nothing in this Agreement shall be deemed to apply to or limit Lender's right to: (i) exercise self-help remedies such as (but not limited to) setoff; (ii) foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights; (iii) obtain from a court provisional or ancillary remedies (including, without limitation, injunctive relief, a writ of possession, prejudgment attachment, a protective order, or the appointment of a receiver); or (iv) pursue its rights against any Person in a third-party proceeding in any action brought against Lender (including, without limitation, actions in bankruptcy court). Neither the exercise of any self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies, or the opposition to any such provisional remedies, shall constitute a waiver of the right of any party, including, without limitation, the claimant in any such action, to require submission to judicial reference the merits of the dispute occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction or venue

in any court is intended to or shall be construed to be in derogation of the foregoing general judicial reference.

The foregoing judicial reference procedure constitutes a full and complete waiver of the right to a trial by jury that the parties may otherwise have and this waiver and judicial reference procedure is a material consideration to each party hereto.

If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired California state court judge, in accordance with the California Arbitration Act, California Code of Civil Procedure §§ 1280 through 1294.2 as amended from time to time.

[*Remainder of page intentionally left blank*]

Each of the parties has signed this Agreement as of the day and year first above written.

BORROWER:

MARATHON DIGITAL HOLDINGS, INC.,
A NEVADA CORPORATION

By: ______________________
Name: Fred Thiel
Title: Chief Executive Officer

LENDER:

SILVERGATE BANK

By: _______________________
Name:
Title:

Exhibit A

Form of Request for Delayed Draw

[ ], 20[__]

To: **SILVERGATE BANK**

To Whom It May Concern:

We refer to the Term Credit and Security Agreement dated as of July 25, 2022 (the "**Agreement**") between Silvergate Bank and Marathon Digital Holdings, Inc., a Nevada corporation. Terms defined in the Agreement have the same meanings in this Request for Delayed Draw (the "**Draw**").

Pursuant to Section 2.1 of the Agreement, the Borrower hereby requests a Draw from the Lender in the amount of $50,000,000.00 on _______________, 20__.

Borrower hereby requests funds of the Delayed Draw should be credited to Borrower as follows:

☐ Deposited into Borrower's account #_____________ with Lender; or

☐ Wired to Borrower's account as follows:

Bank Name:____
Bank ABA:____
Credit Account Name:_________________________________
Credit Account Number:_______________________________
Reference:____

The Borrower hereby represents and certifies to the Lender that as of the date of this Draw, no Event of Default exists and each of the conditions to the requested Draw set forth in the Agreement, including Section 8.2, has been satisfied (or, with respect to Sections 8.2(a) and 8.2(b) will be satisfied) or otherwise waived by the Lender.

Very truly yours,
Marathon Digital Holdings, Inc.,
a Nevada corporation

By: ______________________________
Name:
Title:

TERM CREDIT NOTE

$100,000,000.00 July 28, 2022

FOR VALUE RECEIVED, Marathon Digital Holdings, Inc., a Nevada corporation (the "Borrower"), promises to pay to the order of SILVERGATE BANK, California-chartered commercial bank (the "Lender"), on the Maturity Date as provided in that certain Term Credit and Security Agreement dated as of the date hereof (as the same may be amended, supplemented or restated from time to time, the "Loan Agreement"), by and among Borrower and Lender, in lawful money of the United States of America and in immediately available funds, the principal sum of up to ONE HUNDRED MILLION AND NO/100THS DOLLARS ($100,000,000.00) or, if less, the aggregate unpaid balance amount of all draws made by the Lender to the Borrower under the Loan Agreement (collectively, the "Draws"), together with interest from the date hereof until this Note is fully paid on the principal amount hereunder remaining unpaid from time to time, computed in the manner, and at the rates specified in the Loan Agreement. The principal hereof and interest accruing thereon shall be due and payable as provided in the Loan Agreement.

This Note evidences the Draws. This Note is a Loan Document under the Loan Agreement and is entitled to the benefits and security, and is subject to the terms and conditions, of the Loan Agreement, including, without limitation, acceleration upon the terms provided therein and in the other Loan Documents. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein shall have the meanings given in the Loan Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Loan Agreement. All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the office of the Lender or at such other place as may be designated by the Lender to the Borrower in writing. Borrower waives any rights pursuant to California Civil Code Sections 1479 and 2822 (and any amendments or successors thereto), to designate how payments will be applied, and acknowledges and agrees that Lender shall have the right in its sole discretion to determine the order and method of the application of payments on this Note or any other Loan Document

Upon the occurrence of an Event of Default, the outstanding principal balance hereunder, together with any accrued but unpaid interest and together with all of the other Obligations, may be accelerated and become immediately due and payable at the option of the Lender and without demand or notice of every kind (which are hereby expressly waived by the Borrower).

The Borrower agrees to pay all costs of collection, including attorneys' fees, all as provided in the Loan Agreement, if this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender in any way relating to this Note or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the U.S. Federal or California state courts sitting in San Diego County, California or in New York County, New York, and the Borrower irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such California State or New York State, or, to the extent permitted by law, in such Federal court, pursuant to the Loan Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note or any other Loan

Document shall affect any right that the Lender may otherwise have to bring any action or proceeding against the Borrower or its properties in the courts of any other jurisdiction.

The Borrower irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or any other Loan Document in any court referred to in the preceding paragraph. The Borrower irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

The Borrower irrevocably consents to service of process in the manner provided for notices in the Loan Agreement. Nothing in this Note or any other Loan Document will affect the right of the Borrower or the Lender to serve process in any other manner permitted by law.

TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE SECURITY INSTRUMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM, OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Notwithstanding the foregoing to the contrary, in the event that the jury trial waiver contained herein shall be held or deemed to be unenforceable, Borrower hereby agrees that any controversy, dispute, or claim between the parties arising out of or relating to this Note shall be resolved by a reference proceeding in California in accordance with the provisions of California Code of Civil Procedure § 638. The referee shall be a retired California state court judge selected by mutual written agreement of the parties. If the parties are unable to agree upon a referee within ten (10) calendar days after one party serves a written notice of its intent to commence a judicial reference proceeding on the other party, then the referee will be selected by the court in accordance with California Code of Civil Procedure § 640(b). The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). The referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. The referee shall render a written statement of decision and shall conduct the proceedings in accordance with the California Code of Civil Procedure, the California Rules of Court, and the California Evidence Code, except as otherwise specifically agreed by the parties and approved by the referee. The referee's statement of decision shall set forth findings of fact and conclusions of law. The referee's decision shall be entered as a judgment in the court in accordance with the provisions of California Code of Civil Procedure §§ 644 and 645, and shall be appealable in accordance with California law.

Nothing in this Note shall be deemed to apply to or limit Lender's right to: (i) exercise self-help remedies such as (but not limited to) setoff; (ii) foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights; (iii) obtain from a court provisional or ancillary remedies (including, without limitation, injunctive relief, a writ of possession, prejudgment attachment, a protective order, or the appointment of a receiver); or (iv) pursue its rights against any Person in a third-party proceeding in any action brought against Lender (including, without limitation, actions in bankruptcy court). Neither the exercise of any self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies, or the opposition to any such provisional remedies, shall constitute a waiver of the right of any party, including, without limitation, the claimant in any such action, to require submission to judicial reference the merits of the dispute

occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction or venue in any court is intended to or shall be construed to be in derogation of the foregoing general judicial reference.

The foregoing judicial reference procedure constitutes a full and complete waiver of the right to a trial by jury that the parties may otherwise have and this waiver and judicial reference procedure is a material consideration to each party hereto.

If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired California state court judge, in accordance with the California Arbitration Act, California Code of Civil Procedure §§ 1280 through 1294.2 as amended from time to time.

Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Note.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

MARATHON DIGITAL HOLDINGS, INC.,
A NEVADA CORPORATION

By:_____________________________
Name: Fred Thiel
Its: Chief Executive Officer

(Signature page to Term Credit Note)